UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08200

BRIDGEWAY FUNDS, INC.

(Exact name of registrant as specified in charter)

5615 Kirby Drive, Suite 518 Houston, Texas	77005-2448
(Address of principal executive offices)	(Zip code)

Bridgeway Funds, Inc.

5615 Kirby Drive, Suite 518

Houston, Texas 77005-2448

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 661-3500

Date of fiscal year end: June 30

Date of reporting period: June 30, 2008

Item 1.	Reports to Stockholders.

A no-load mutual fund family of domestic funds

Annual Report June 30, 2008

AGGRESSIVE INVESTORS 1	BRAGX
(Closed to New Investors)

AGGRESSIVE INVESTORS 2	BRAIX

ULTRA-SMALL COMPANY	BRUSX
(Closed)

ULTRA-SMALL COMPANY MARKET	BRSIX

MICRO-CAP LIMITED	BRMCX
(Closed to New Investors)

SMALL-CAP GROWTH	BRSGX

SMALL-CAP VALUE	BRSVX

LARGE-CAP GROWTH	BRLGX

LARGE-CAP VALUE	BRLVX

BLUE CHIP 35 INDEX	BRLIX

BALANCED	BRBPX

www.bridgeway.com

Bridgeway Funds Standardized Returns as of June 30, 2008*

		Annualized
	June Qtr.	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio
Fund	4/1/08 to 6/30/08
Aggressive Investors 1	7.73%	3.51%	14.63%	17.11%	19.41%	8/5/1994	1.69%
Aggressive Investors 2	11.61%	5.88%	16.57%		12.66%	10/31/2001	1.19%
Ultra-Small Company	-1.84%	-24.59%	10.93%	14.93%	18.08%	8/5/1994	1.06%
Ultra-Small Co Market	-1.67%	-21.72%	9.18%	11.68%	11.97%	7/31/1997	0.65%
Micro-Cap Limited	2.32%	-17.58%	6.93%	12.84%	12.84%	6/30/1998	0.79%
Small-Cap Growth	3.26%	-12.87%			7.40%	10/31/2003	0.88%
Small-Cap Value	2.65%	-15.37%			10.39%	10/31/2003	0.84%
Large-Cap Growth	3.54%	-2.50%			7.17%	10/31/2003	0.73%
Large-Cap Value	-4.22%	-16.46%			8.55%	10/31/2003	0.74%
Blue Chip 35 Index	-6.85%	-14.28%	4.63%	2.88%	4.53%	7/31/1997	0.30%	[1]
Balanced	1.62%	-1.57%	6.37%		4.77%	6/30/2001	0.93%

1 Some of the Fund’s fees were waived or expenses reimbursed otherwise returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses such that the total operating expenses of the Fund do not exceed 0.15%. Any material change to this Fund policy would require a vote by shareholders.

Bridgeway Funds Returns for Calendar Years 1995 through 2007*

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
Aggressive Investors 1	27.10%	32.20%	18.27%	19.28%	120.62%	13.58%	-11.20%	-18.01%	53.97%	12.21%	14.93%	7.11%	25.80%
Aggressive Investors 2								-19.02%	44.01%	16.23%	18.59%	5.43%	32.19%
Ultra-Small Company	39.84%	29.74%	37.99%	-13.11%	40.41%	4.75%	34.00%	3.98%	88.57%	23.33%	2.99%	21.55%	-2.77%
Ultra-Small Co Market				-1.81%	31.49%	0.67%	23.98%	4.90%	79.43%	20.12%	4.08%	11.48%	-5.40%
Micro-Cap Limited					49.55%	6.02%	30.20%	-16.61%	66.97%	9.46%	22.55%	-2.34%	-4.97%
Small-Cap Growth										11.59%	18.24%	5.31%	6.87%
Small-Cap Value										17.33%	18.92%	12.77%	6.93%
Large-Cap Growth										6.77%	9.33%	4.99%	19.01%
Large-Cap Value										15.15%	11.62%	18.52%	4.49%
Blue Chip 35 Index				39.11%	30.34%	-15.12%	-9.06%	-18.02%	28.87%	4.79%	0.05%	15.42%	6.07%
Balanced								-3.51%	17.82%	7.61%	6.96%	6.65%	6.58%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reimbursement of dividends and capital gains.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views including those relating to the market, sectors or individual stocks are not meant as investment advice and should be not considered predictive in nature.

*	Numbers with green highlight indicate periods when the Fund outperformed its primary benchmark.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2008

Dear Fellow Shareholders,

Fighting the trend of the broader market averages, seven of our eleven Funds ended the June 2008 quarter with positive returns. Nine Funds beat their primary market benchmarks as detailed on the facing page (market beating returns are in green). For the full fiscal year ending in June, the same nine Funds beat their primary market benchmark, although only Aggressive Investors 1 Fund and Aggressive Investors 2 Fund had a positive one-year return as the market tumbled in the environment of a credit crisis, inflation, and economic pull-back. While negative returns don’t feel good, we aim to be fully invested for the long haul, so we are generally pleased when and where we are able to provide some “cushion” in a downturn.

More details of the market in the June quarter are provided in the section following this letter. On page 2 we also provide an overview of Bridgeway’s “hot button” issue: ways investors can “destroy value” even while being generally invested in market-beating mutual funds. We’re especially impressed with two communications from a shareholder on what she learned by investing in our Funds during the current decade (page 3). As part of a section covering the current fad (ok, it could be with us for some time to come) of “target date funds,” Bridgeway discloses what we think about when we come to market with a new fund. If you’re interested in how we think and what goes on behind the scenes at Bridgeway, you probably won’t want to miss this section starting on page 4. One of our shareholders asked a handful of insightful questions about our quantitative models, and we share our answers on page 5. (No, we’re not disclosing the “secret sauce,” but we are trying to provide some insight for how our investment management team does what it does.) An icon of investing and model of integrity in business, Sir John Templeton, died last quarter at age 95. John’s tribute to Sir John is on page 6. Recent news articles have reported very basic statistics on fund ownership by portfolio managers. Mike Mulcahy, President of Bridgeway Funds, conducted a much more detailed study for Bridgeway staff and reports the impressive results on page 6. Each fiscal year we report the worst thing that happened at Bridgeway. You are our owner and boss, and we think you have the right to know the good (everybody discloses) and the bad (most firms sweep this under the carpet). If the worst thing is not clear, our staff votes on it. This year has an interesting twist. See page 8. The Adviser to our Funds celebrated 15 years along with John’s 15 years at Bridgeway on July 1, 2008. On page 8 Mike wrote a tribute to John and his vision (but didn’t give him a vote on whether to include this section in Bridgeway’s report.)

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them internally to help in managing our Funds and this company. Please keep your ideas coming—both favorable and critical. They provide us with a vital tool helping us serve you better.

Sincerely,

John Montgomery	Dick Cancelmo

Elena Khoziaeva	Michael Whipple
Rasool Shaik

Your investment team

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

The Short Version:  In the midst of a decline for the broader market averages, value companies (those that are cheaper on the basis of certain economic measures) were hardest hit across the board of all size companies. The stocks of growth companies (those growing at a faster rate) actually had a positive return for the quarter ending June 30, 2008.

It seems that each area of the “style box” eventually gets its day in the sun. Growth stocks, which had lagged the market every calendar year from 2000 through 2006, actually had a significant positive quarterly return, even as most stocks declined. Many of the companies hardest hit in the credit crisis “hailed’ from the value end of the spectrum, and this contributed to the style box results below. (Data from Morningstar for the quarter ended June 30, 2008):

Staying Put

The Short Version:  For those of you who read each of our shareholder letters, you may have recognized a common theme around several related issues. In particular, we consistently encourage our investors: a) not to “chase hot returns” (buy funds that look strong recently and dump ones that have done poorly), b) not to try to time the market, c) not to base long-term investment decisions on short-term events. In this letter we thought we’d pull these together, given unusually strong opportunities in this market environment to get off track.

One of the saddest things we see some of our shareholders do is appropriately pick a given Bridgeway Fund to meet their investment objectives, but to time the entry and exit of our Funds so as to “destroy value” by buying after a market and/or Fund run up, and selling after a decline. This drives us nuts. Here is some hard data evidence about why.

Not chasing hot returns.  Page i of our annual report gives all the details on performance of our Funds over various time periods. One would then think that individual investors in those Funds have also done as well. While anyone who has invested, with dividend reinvested, over the full time period reported has actually achieved these audited results—in aggregate these returns are frequently over-inflated! These are the actual returns, and over the long haul they have been very attractive. One would think that, since individual investors in those Funds have done as well. While anyone who has invested over the full time period reported and who has reinvested Fund dividends has actually achieved these audited results—in aggregate these returns are frequently overinflated! Did you read that correctly? Bridgeway, which prides itself on straightforward, blunt, and honest communications, is inflating its returns? Let’s dig a little deeper.

This over-inflation has to do with the timing of actual shareholder returns. Let’s say 100 shareholders invest $10,000 each in a fictitious “Skyrocket Fund” at the beginning of year one. Let’s also assume that the total return that first year is 50%, or 25% more than the market. Skyrocket Fund appears in performance tables and is written up as a “top performer.” There’s a nice story in Buy this Fund magazine about a hot shot portfolio manager who is very articulate about why he or she chose such great stocks. The adviser to Skyrocket Fund knows a marketing opportunity when they see it and takes out advertising, which rather conspicuously reports year one returns. (Fund companies as a whole have actually gotten better about this practice, but there are still many versions of it.) Furthermore, they ante up large fees to ensure “shelf space” with a brokerage firm that assures Skyrocket Fund will get some much needed exposure. On the basis of this performance, press coverage, advertisements, and new “distribution channel,” 1,000 new investors each buy $20,000 (they are more confident than the earlier investors, because the fund now has a track record) at the beginning of year two. That year, the market declines 10%, but Skyrocket Fund declines 20%. Frustrated and disappointed, the 1,000 new investors realize they made the wrong decision and sell at the end of the second year. The Fund is no longer in performance charts and no journalist wants to write about it, so there are no new investors at the beginning of year three. This is the year the market recovers 11% (the long term historical average) and Skyrocket Fund does the same.

2	Annual Report | June 30, 2008

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Under this scenario, the first investors enjoyed a 33% total return, not too shabby for a three-year period. The second round of investors suffered a 20% loss (and missed the third year recovery). Skyrocket Fund reports three-year returns of 33% cumulative (or 10.03% per year)—beating the 25% return of the market—but the average shareholder still suffered a significant decline. The only way to ensure the full three-year period returns is to stay invested for the full three-year period. (To be fair, if Skyrocket Fund had declined three years in a row, the second year shareholders would have suffered less; so mathematically, staying in longer doesn’t necessarily mean better returns, just the actual returns for the fund for the period). Sound far fetched? Let’s look at some actual numbers from Bridgeway.

For the last five-year period from June 2003 to June 2008, Bridgeway Aggressive Investors 2 Fund appreciated 16.57% per year, much better than the S&P 500 Index, which appreciated 7.58% per year. However, according to Morningstar, the average shareholder return was only 11.39% per year—more than 5% poorer than the record of this Fund itself. Unfortunately, this statistic is predictable. In a more aggressive fund that does well over the long haul, way too many investors will squander a big portion of the fund’s return by buying and selling, rather than staying put. By comparison, people are much less likely to sell a closed fund when performance is off. Our sister Fund, Aggressive Investors 1 (which is closed to new investors) returned 14.63% over the same five-year time period (not quite as high as Aggressive Investors 2 Fund). Nevertheless, because the investors mostly stayed put, the average investor’s return was actually higher than those in the “better performing” sister Fund, and was within one percentage point of the actual, reported Fund returns. We can’t tell you the best time to buy (or sell) our Funds. We never know returns before the fact. But we do know that human emotion tends to work against you, and our most successful investors tend to be the ones who have been with us over the long haul.

Not timing the market.  Bridgeway got a wonderful letter from a shareholder, Denise Di Salvo, about lessons learned by “market timing:”

This is just to let you know that I learned my lesson in 2000, when I bailed & shouldn’t have. Been there, done that, so now I leave it to you to make the great decisions & look for buying opportunities. I’m not really that worried.

I, John, have my own “lessons learned,” which cost me money at the time, but now seem like cheap lessons. I wrote Denise back for more details. Here’s what she said:

In 2000 I did not understand how much of the market is based on emotion. All of these waves rolling around on top. Underneath all the froth are some things that are going to remain unaffected, like good companies with solid business plans & a need & ability to pay for that particular product or service in the marketplace. The rest is all hysteria.

This was a painful & expensive lesson. I yanked my money out of Bridgeway Aggressive Investors 1 Fund at the bottom & proceeded to watch the NAV recover over the next few years. This was far more painful than any 300-point drop in the Dow. It is far and away the stupidest thing I have ever done, but it earned me the dubious title of “seasoned investor.”

I did not understand that at biddy-bottom it feels as though prices have nowhere to go but down. Just like at tippy-top, it feels like they have nowhere to go but up. To my mind, this might be more definitive of a top and bottom than any other measure. It makes me think that when projections are being made for another precipitous drop in, say, the housing market, we are by definition closer to the bottom than one may think.

Anyway, I hope some of these thoughts can help other investors relax & stay focused on the number of shares they have rather than the NAV.

Not basing long-term decision on short-term events.  Matching up your investment needs with the investment objective of your fund (and especially the investment time horizon) is crucial. Stock market instruments are by definition long-term investments. If you use our stock market-based Funds, our assumption is that you are investing for the long haul. Our prospectus says in eleven places that our Funds are not appropriate investments for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction. Likewise with events: as one investor recently said that with all the talk of credit crises, soaring energy costs, deficits, and inflation, isn’t it clear that the stock market direction is down?

Of course, We’d love to use recent events to predict the direction of the stock market. We’ve even spent some time in prior years trying to model this, and the modeling is fraught with problems. Our conclusion: don’t time our Funds, don’t time the

www.bridgeway.com	3

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

market, and don’t think—even if you did know the direction of the economy (and your name is Ben Bernanke)—that you could productively predict the direction of the market. In short, you could adopt John’s sister’s investment philosophy, the “Rip Van Winkle” principle: “Get a long-term plan, put it in place for the long term, then fall asleep until something changes or it’s getting closer to time to spend the money.”

Opportunities and Problems of Target Date Funds

The Short Version:  Target date funds seem like an attractive way to simplify the decision of how to allocate investment funds among the major alternatives (e.g., stocks, bonds, and cash) within a mutual fund structure. Unfortunately, used at “face value,” they are an oversimplification that may get an investor off the best track for the long haul due to their simplified “one size fits all” approach.

Target date funds (ones with asset allocations designed around the date that a person is targeted to retire) currently attract the largest inflows of new money of any mutual fund segment. You might be interested to know then, why Bridgeway isn’t planning to offer a target date fund.

As background, it’s helpful to know what we think about when designing a new fund. Bridgeway never offers a fund simply because there is a “market,” and our advisory firm can make money by offering it. Our high standards for a new fund include the following five factors:

1)	it must meet a legitimate investing need (such as diversification, or attractive asset class returns, or favorable risk characteristics),
2)	it must be an attractive way (or part of a statistically “optimal” way) to achieve that legitimate investing need,
3)	it must be “in sync” with our four business values (integrity, performance, cost efficiency, and service),
4)	we must be able to look at a lot of historical data, so we can model what returns might look like in a downturn, and
5)	we must believe we have a “leg up” on the competition.

While we think we are up to the task of competition among target date funds (the fifth criterion), our current analysis of the second criterion indicates target date funds pose significant limitations at the individual investor level.

To understand why this is so, it is helpful to understand how target date funds got started and became so popular. The answer, according to a recent article in the New York Times (“You’re on Autopilot,” July 13, 2008), concerns company liability in corporate retirement plans. It turns out that one of the biggest investing mistakes we investors make is not getting around to saving and investing. To address that problem, companies have looked for ways within defined contribution retirement plans to automatically enroll their employees. But then the question is, “could a company be sued for the investment choices they make on behalf of their employees, especially if those investments did poorly?” According to the article,

The Labor Department’s effort to answer [this] question set off the current boom in target-date funds. The department issued a regulation last year saying that employers could not be held liable for 401(k) [retirement plan] losses if they had taken care to enroll their workers in investment funds that had diversified portfolios and reflected the number of years before the employees would retire.

We believe companies’ push to get employees’ funds invested quickly is a noble one and that diversification is an extremely important part of any investment program. We disagree, however, with the interpretation that target date funds are in all cases the best solution for both the employer and retirement plan participant. The defining element of how risky a person’s investments should be allocated (i.e., how much is invested in stocks, bonds, and cash—the defining focus of the various target date funds) is not the date of their retirement, but rather a combination of a) when they will actually need to spend that money (the investment time horizon), b) their withdrawal rate (what percentage of their investment nest egg they will need to spend each year) at that time and c) their tolerance for short term risk (swings in account valuation). Thus, a 60 year old employee, who through a combination, let’s say, of relatively modest lifestyle and alternative resources, only plans to spend 2% of their 401(k) plan assets each year in retirement, can afford to be in the same target date fund (with respect to risk and investment allocation) as a 25 year old. The target date fund concept is a way around the conundrum of how a company can invest a large number of employees’ retirement funds with the only information at hand (age), but it generally doesn’t address the real underlying investment needs and risks of the individual investor. (One size doesn’t fit all!)

4	Annual Report | June 30, 2008

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

In our next letter, we’ll propose two alternative ways to approach a plan for investment allocation in a retirement fund—considering the three (admittedly more complex) criteria of investment horizon, withdrawal rate, and risk tolerance.

Conversation with a Shareholder on our “Quant” models

The Short Version:  Bridgeway uses quantitative models to pick stocks in our actively managed Funds. Since these models focus on longer timeframes, they tend to be more stable than strategies you may read about in the press. Thus, our investment process looks the same in radically different market environments, which is just one more way we can keep emotions out. Another “upside” to our process is that we’re not dependent on any one person for the operation or implementation of our models.

The following are questions asked recently by a shareholder: (along with our replies):

1)	Do you ever revise the quantitative models on the basis of which you manage the funds? In other words, are you using the same model today as you did 1, 2, 5 or more years ago? We don’t use just one model, and yes, we do revise them. However, they are relatively stable, due to the modeling process we use. Last year we added two models to our library and now use 17 at Bridgeway across the sum total of our funds. We recently “reengineered” two of the early Bridgeway models and made only minor changes.

2)	If you do not revise the models, then do you believe that the market does not “fundamentally” change. ever? There are different modeling strategies; ours are designed for use in divergent market environments. Our process looks exactly the same in a bull or bear market. We view the markets from the standpoint of risk. The kinds of risk may change, e.g., the risk of nuclear war did not exist eight decades ago (higher risk now). The Federal Reserve is more successful with economic interventions (lower risk now). Bank insurance was not as prevalent eight decades ago (higher risk then). Derivative instruments were largely absent (lower risk then). Risk principles of diversification and stress testing are just as relevant in any time period. We say the economy and the market may significantly change over time, but not the principles of risk on which our models are based. Therefore, we count on their working over the long haul in many different (even “new”) market environments. Some of our Funds are old enough to get some picture of our success along these lines, at least historically.

3)	Is it possible that certain forces (e.g., electronic trading, more widespread dissemination of information) might actually cause fundamental changes? Yes.

4)	If so, do you worry that the models might need tweaking? We’re continually doing research to “stay ahead of the curve.” But we think we have less to worry about than, say, many hedge funds which rely on fewer models, short-term trends, and leverage (debt).

5)	If you do revise the models, then how do I, as a shareholder, find out about it? Generally, you won’t, at least not on a “real time” basis. It’s our intention to report some major changes in shareholder letters, as long as we feel it won’t damage our future returns by divulging too much to competitors—we’re always trying to protect our investors’ returns in this regard. Recent changes (but I would say these are much more incremental than major) are: a) we’ve added to our resources (both human and data) to expand our investment research capabilities, b) we’ve begun a methodical process to reengineer the earlier models, and c) we’re focusing some current research on looking for ways to dampen short-term risk without giving up expected returns.

6)	Conventional advice says that fund shareholders should monitor changes in fund management. I would certainly sit up and take notice if John Montgomery were no longer fund manager. A change from using Bridgeway Capital Management as the adviser for Bridgeway Funds would require the approval of shareholders, so you would know if the advisory firm changed (or John’s majority ownership of it). However, if John (or any other member of the investment team) were suddenly “out of the loop” for whatever reason, nothing about the operation of the models would change as a result. As a matter of fact, we think much less would change at Bridgeway than at most “fundamental” shops, where managers are given more leeway to implement their personal investment views. We have a formal backup plan for each member of the investment management team, and our models are well documented, we intentionally rotate roles and we operate without members to assure more continuity.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

To put it bluntly, we think that much more so than most other fund companies, nothing would change about the investment management process of your funds. Four people are trained on the operation of our models, and we expect the remaining three would keep cranking as they currently are.

7)	But since a ‘quant’ fund is managed largely by the model, shouldn’t I be concerned if the model is substantially revised? We don’t expect dramatic, wholesale changes. Our team’s confidence is in the modeling process, however, so any new model has to meet the same standards of “vetting” that our old ones do. As a matter of fact, with increased resources for data, tools, and staff, we hope there is reason for increased confidence. Of course, each shareholder will have to decide for him- or herself.

8)	Don’t get me wrong, I am very happy with being a Bridgeway shareholder for the last 5+ years, but these questions have been nagging me for a while. Great that you’re a long term shareholder! These are the shareholders who have done the best with Bridgeway, keeping cool and holding through downturns with money they have invested for the long haul. We can make no representations about the future, but we don’t see any current structural change that would cause us to modify our own investing strategy, personally or corporately.

Fund Founder and Philanthropist John Templeton Dies at Age 95 in early July

It’s unusual that we would highlight the founder of a competing fund company, but John Templeton was an extraordinary man. John Montgomery had the privilege of meeting him in his office a little over four years ago. Here are some notes from that meeting:

¡	I was struck by a graph of total returns of his fund for the two plus decades he was portfolio manager; it was an encouragement to aim for long-term results.
¡	At age 91, he was terribly sharp and said he was the busiest he had ever been.
¡	He demonstrated self awareness, broad perspective, and humility.
¡	He noted instances in his life and career where strength was born out of severe adversity.
¡	For every dollar he spent on himself or his family, he donated nine (a “reverse tithe”).
¡	He had already accomplished two of my life goals: celebrating a 50th wedding anniversary and giving away $100 million annually.

Our condolences go to his family members and colleagues. He was truly a gifted, generous, and extraordinary man, leaving a very important and significant footprint behind in our industry and through the work of Templeton Foundation.

Fund Managers “Eating Their Own Cooking” (the next three sections by Mike Mulcahy)

The Short Version:  While it is good that shareholders consider whether their fund manager is investing alongside their own shareholders, a simple absolute number of dollars invested per fund may not be the best metric and certainly shouldn’t be the only one. In this section, we help you “look under the hood” at Bridgeway.

In this past quarter, Morningstar, the mutual fund rating and investment research company, released their study on how much managers invest in their own funds. A requirement of the Securities & Exchange Commission is that managers must disclose their holdings in each fund annually. This report is typically done in the Statement of Additional Information, (Bridgeway’s most recent SAI is available on our website www.bridgeway.com) and displays holdings in a range of values.

What looks like a rather shocking statistic, Morningstar discovered 46% of domestic stock fund managers were not invested in their own funds! That certainly is not “eating their own cooking.” But, is that good or bad? Probably mostly bad, but an accurate judgment requires more information. (In fairness, Morningstar acknowledges this is not a one size fits all statistic, any more than the magnitude of an expense ratio taken out of context.)

Here are several things you may want to consider as you review this metric against any funds you may hold:

¡

What is the investment style of the fund, and is it an appropriate investment for the managers to have a large part of their investable assets in it? For example, if the fund is a municipal bond fund, it may not make sense for the manager to be invested, particularly if he or she doesn’t live in that state. Or an aggressive fund may not be appropriate for someone who has near-term cash needs.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

¡	How many funds does the person manage? If the manager works on multiple funds, is it possible for the manager to make significant investments in each?
¡	Is the amount invested increasing or decreasing? This information is possible to get but requires some digging. This trend could give an idea of what the manager is thinking.
¡

How much of the manager’s investable assets are in the funds he or she manages? Unfortunately, this metric is not available. But THAT would be more telling than just how much money is invested. Someone with $10s of millions of dollars in net worth who only has $100,000 in the fund doesn’t seem to have his or her interests aligned with yours. But a manager with $200,000 in net worth probably does.

What you probably don’t want to see as an investor are token investments. Instead, you want a manager who “feels your pain” and is interested in success of the fund—and you.

Why do I bring this up? Well, Bridgeway did not score as well as we would have liked on the Morningstar study (see www.morningstar.com for details), and we did get a question from a shareholder as a result. So, like Paul Harvey would say, I am here to tell you the “rest of the story.”

We recently surveyed the partners at Bridgeway Capital Management (that is, all full-time staff members) to measure their commitment to the Funds. There are 26 partners. (The results below reflect 23 data points as we excluded 3 partners who had been here less than 3 months). So, we are looking at a pool larger than just the investment management team. What did we find?

—	Average number of funds invested: 4.9 per partner
—	Most popular funds: Aggressive Investors 2 with 96% of partners invested, Aggressive Investor 1 (78%) and Ultra-Small Company (74%).
—	Least popular funds: Small-Cap Growth (17%), Small Cap-Value (17%) and Large-Cap Growth (22%).

Clearly there is a bent toward “aggressive” in our partner pool.

We also asked: “What percentage of your estimated investable assets is in Bridgeway Funds?”—This is an important metric, and one we really believe reflects commitment.

—	All 23 partners invested in at least 1 Bridgeway Fund.
—	On average, partners reported that 66% of their investable assets were in Bridgeway Funds.
—	For partners that have been here more than 5 years, that number increases to 75%.
—	For partners on the investment management team…69%
—	For partners that are officers and directors…. 76%

We don’t have any industry data to compare but believe this IS a strong commitment.

Finally, we asked “Are you committed to further investments in the Bridgeway Funds?” The answer was not surprising: 100% are planning more investment.

In regards to the portfolio managers specifically and the Morningstar study results, here are some points for you to ponder about Bridgeway:

¡

We subscribe to a 7 to 1 total compensation cap with Bridgeway Capital Management. That means no one makes more than 7x the lowest compensated full-time person at Bridgeway. So unlike some firms who have outrageously high salaries for their “top” people, Bridgeway’s are much more conservative. In fact, salaries and trends are disclosed in the SAI annually.

¡

Three of our investment management team members (Rasool, Elena and Michael)—being very candid—are not in the stage of life to have large investable assets. Each is in the 30-40 age range and is supporting young and growing families. They are committed and are building positions. This is where following trend is important.

¡

Our investment team members are involved with up to 11 funds. Unlike fundamental shops that typically align a manager with 1 or 2 funds, our team works on up to 11. For the team to make significant investment in a large number of funds will take time.

www.bridgeway.com	7

                                    [GRAPHIC]

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

¡

Bridgeway Capital Management and our Bridgeway Foundation both maintain significant positions in the funds, which do not get captured in these surveys. The Adviser’s investments are disclosed in the SAI.

We are proud of our commitment to the Funds by the entire staff of Bridgeway. Maybe it doesn’t show up in the numbers captured by the Morningstar study, but it is there.

The Worst Thing of the Year

The Short Version:  Micro-Cap Limited Fund continues to lag its market benchmark over a three-year period (by 2.65% per year) and over a five-year period (by 0.70% per year). At most fund companies we suspect beating a market benchmark by 7.39% in the last year and by 5.25% per year for the last ten years would be enough to put it in the “outright winner” column. At Bridgeway, our standards are a bit different. We designed Micro-cap Limited Fund to keep up with our Aggressive Investors Fund(s) over the long haul (and with “diversifying” timing) but it hasn’t come close to doing so in the Fund’s first decade. We’re also not satisfied with our consistency of relative performance with this Fund. Thus, the performance record of Micro-cap Limited Fund got the most votes for “worst thing in fiscal year 2008” among our staff at a recent full-staff meeting, and we’re presenting the case here to you.

In each annual report, Bridgeway reveals its “worst thing of the year.” This section has become an important Bridgeway tradition within each annual report. As a shareholder, you are the owner and “boss,” and we think you have a right to know the negatives as well as the positives. In previous years we have discussed company turnover, trading errors, and compliance issues, among other things. This year we selected our three- and five-year track record for Micro-Cap Limited Fund as the worst thing.

Bluntly, Micro-Cap Limited Fund’s three-year record lags its market benchmark, and by our standards, that stinks, and ditto for our five-year record. This puts more than a dent in our excitement of celebrating the ten year anniversary of our Fund on June 30, 2008. The Adviser seeks to beat each Fund’s market and peer benchmarks over the long term—periods of three years and more. Informally, we want to be in the top 5% of our peer group over the long haul—but even in the ten year timeframe Micro-Cap Limited Fund falls out of this range. (see page 50 for more details.)

For seven quarters in a row from December 2005 until June 2007, this Fund underperformed its market benchmark, which contributed to the lagging five-year period. Since the fall of 2006, the investment management team has evaluated the nine models used for this Fund with renewed vigor. These models span the spectrum in orientation from value to growth to technical. The conclusion: we found no reason to change course. In spite of seven quarters lagging the market, perhaps the thing we are most proud of is that we stuck to the discipline of our process and didn’t succumb to the strong human tendency to change direction when things didn’t look good. This (changing course when something current feels bad) works in some other areas of life (picture sticking your hand in a fire), but it can lead to a travesty in investing. Without this kind of discipline, it is unlikely that your investment management team could have delivered a “cushion” of 7.39% (on a relative basis) in the most recently completed fiscal year, a time corresponding to the first bear market since 2002.

We do take long-term underperformance seriously. So far, periods of extended underperformance haven’t happened too often. (Past performance is no guarantee of future returns, however.) No actively-managed Bridgeway Fund has lagged its benchmark at any quarter end over a five-year period since our first Funds hit their five-year anniversary. While we cannot know the future of Micro-Cap Limited Fund, we do know that we are not making any major changes, except through our disciplined modeling process—and this is where we want to focus significant energy. And the “worst” part is that it has had such an extended period of underperformance—but it’s not a “dud” because at one point, it was the “bomb”.

15 Years in the Making (and Many More to Go)

The Short Version:  In July, Bridgeway celebrated the founding of Bridgeway Capital Management, the investment adviser to Bridgeway Funds. This section was written by Mike Mulcahy, a Bridgeway partner, and is a celebration of John Montgomery, the founder of Bridgeway, and the vision he created.

In 1991, an unassuming, spectacle-wearing, flute-playing man running budgets and operations for Houston’s transportation company (METRO) was tossed the proverbial once-in-a-lifetime offer by his legal and tax firm. After Glenn H. Johnson

8	Annual Report | June 30, 2008

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

reviewed John’s personal investment track record and returns, he unknowingly started John on the journey of founding Bridgeway Capital Management, the adviser to the Bridgeway Funds, by making the comment “We do a lot of tax returns, and I’ve never seen returns like these; if you ever consider investing professionally, I will be your client and bring you others.” Some years later in 1993 after intensive research (as is John’s unrelenting nature) Bridgeway Capital Management was formed and the idea for Bridgeway Funds was firmly planted.

John founded Bridgeway on a set of ideals, which not only haven’t wavered but have grown stronger through the years, and have been essential to our growth and success to date.

•

He wanted to build a firm based on integrity. Not just in name but visible in all that we do. The so-called markers or flags that investors see regularly are reminders that we really take integrity seriously.

•

He wanted to create funds with long-term performance that would be among the top 5% of their peers. No fund would be launched that wasn’t diligently scrutinized, back-tested, and scrubbed for the potential of long-term performance.

•	He wanted service that reflected a commitment to and respect of people. Friendly, honest and open.
•	He wanted us to be cost efficient as reflected in our expense ratios, so that more money remains in the hands of investors.

Aside from these four pillars of Bridgeway’s mission statement (which you can read more about at www.bridgeway.com) there were some incredible ideals in the founding of Bridgeway that have come to life in amazing ways over the first 15 years. These include such visions as:

•

Building an organization that was highly participative, empowering, relatively flat, and intensely respectful and loving of each other and our community around us. An organization committed to the development and success of “partners” where everyone is an owner and acts like an owner of the company. No titles. Salary caps. Equity participation. Everyone leads, everyone follows. Not dependent on any one person. A new kind of—rather, a better—organization.

•

Committing an amazing 50% of after-tax profits of the Adviser to charitable causes. As John jokingly says, “It’s more fun to give away money while you are alive than dead.” (A truism we wish everyone would adopt.) It’s a great ideal that has truly been transformational to the partners of Bridgeway and, more importantly, organizations and people around the world addressing some of the world’s most depressing, repressive and daunting challenges and where we have been able to come along side with our time, talent and treasures. (See our foundation website for more information, www.bridgewayfoundation.com).

This is Bridgeway. Who we are and who we are becoming is a reflection of one man’s unpolished, raw vision which time, our partners, friends, investors and the markets are helping to refine, shape and shine into something of emerging beauty that is truly a different and better place to work.

Thank you, John, for the vision, the willingness to take a chance and for never giving up the dream. Happy 15!

www.bridgeway.com	9

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY

June 30, 2008

Dear Fellow Aggressive Investors 1 Fund Shareholder,

Our Fund bounced back strongly in the June quarter, outperforming all our market and peer benchmarks. Aggressive Investors 1 increased by an impressive 7.73%, trouncing our primary market index (the S&P 500 Index—down 2.73%), our peer benchmark (the Lipper Capital Appreciation Funds Index—up 4.54%), and the Russell 2000 Index of small companies (up 0.58%) for the three-month period. This was our best quarter relative to our primary market benchmark in five years and our fifth best quarter since inception 14 years ago. We are quite pleased.

Likewise, our Fund performed well for the full fiscal year on both an absolute and relative return basis, outperforming each of its benchmarks. For the 12-months ending June 30, 2008, the Fund rose by 3.51% while each of the indexes closed in negative territory: S&P 500 (-13.12%), Lipper Capital Appreciation Funds Index (-0.16%), and Russell 2000 Index (-16.19%). While we welcome such strong results during these shorter-term quarterly and 12-month time horizons, we strive to achieve excellent consistent returns over the long term. We are pleased to report that Aggressive Investors 1 Fund has rewarded our shareholders with double-digit returns and outperformed each of its benchmarks over the past five and ten years as well as since inception in August 1994 (where we have ranked first among our peers according to Lipper research as detailed below). Our strategies stay constant and consistent in both good times and bad, in both strong and weak markets, during both “the sky is the limit” and “the sky is falling” investor environments. Such long-term results always will remain the key objective of our firm. The information below bears out our historical success in these areas.

The table below presents our June quarter, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance from inception to June 30, 2008.

	June Qtr. 4/1/08 to 6/30/08	1 Year 7/1/07 to 6/30/08	5 Year 7/1/03 to 6/30/08	10 Year 7/1/98 to 6/30/08	Life-to-Date 8/5/94 to 6/30/08

Aggressive Investors 1 Fund	7.73%	3.51%	14.63%	17.11%	19.41%
S&P 500 Index (large companies)	-2.73%	-13.12%	7.58%	2.88%	9.61%
Lipper Capital Appreciation Funds Index	4.54%	-0.16%	11.19%	4.53%	9.06%
Russell 2000 Index (small companies)	0.58%	-16.19%	10.29%	5.53%	9.19%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested, while the Russell 2000 Index is an unmanaged, market value weighted index, that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in this category, comprised of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2008, Aggressive Investors 1 Fund ranked 33rd of 296 capital appreciation funds for the twelve months ending June 30, 2008, 28th of 218 over the last five years, 3rd of 120 over the last ten years, and 1st of 59 since inception in August, 1994. These long-term numbers and the following graph give two snapshots of our long-term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns

10	Annual Report | June 30, 2008

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

Aggressive Investors 1 Fund vs. S&P 500 Index & Lipper Capital Appreciation Funds Index & Russell 2000 Index Inception (8/5/94) to 6/30/08

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  These days, a lump of coal in the old holiday stocking actually would be a pretty good thing (ok, its 97 degrees in August in Bridgeway’s hometown of Houston). Commodities like coal continued to surge during the past quarter, and companies within industries that deal with natural resources and related products performed best over the three-month period. Our top performer list is comprised entirely of energy, basic materials, and industrial companies, most of which engage in some commodities-driven operations. These ten performers contributed over 13% to the return of the Fund over the three-month period.

These are the ten best performers for the quarter ended June 30, 2008:

Rank	Description	Industry	% Gain
1	Alpha Natural Resources Inc	Coal	74.2%
2	National Oilwell Varco Inc	Oil & Gas Services	52.0%
3	CF Industries Holdings Inc	Chemicals	47.5%
4	Potash Corp of Saskatchewan	Chemicals	47.3%
5	Bucyrus International Inc	Machinery-Construction & Mining	43.7%
6	Mosaic Co	Chemicals	41.0%
7	Terra Industries Inc	Chemicals	38.9%
8	Petroleo Brasileiro SA ADR	Oil & Gas	38.7%
9	Flir Systems Inc	Electronics	34.8%
10	Flowserve Corp	Machinery-Diversified	31.0%

Alpha Natural Resources was the Fund’s top performer and contributed over three percent to the overall return of the Fund. The company is the leading domestic exporter of metallurgical coal, which is used in the production of steel. With demand for coal (and steel) skyrocketing in emerging markets like China and India, Alpha Resources reported that its earnings tripled in the first-quarter, and some analysts predict soaring profitability through at least 2010. High natural gas prices and the weak dollar contributed to the strong global demand, which helped push the company’s stock price to an all-time high in late June.

Bucyrus International manufactures mining equipment used to extract resources like coal, copper, iron, and other minerals. Coal and copper mining companies represent its two largest customer bases. A consistent story during the quarter, higher commodities prices derived from growing international demand escalated the need for such specialized equipment; replacement parts and repairs accounted for over half of the company’s sales in the most recent quarter. In May, Lehman Brothers initiated coverage at “overweight,” and the stock price hit a 52-week high shortly thereafter. However, our own “overweighting” (See the top ten holdings on page 14) resulted from following our models’ analysis, not any broker’s recommendation. For the quarter, Bucyrus contributed over a percentage point to the overall return of the Fund.

www.bridgeway.com	11

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  While the Fund did not suffer much from the ill-effects of the downturn in financial-related companies this past quarter, four consumer-oriented firms were among those on the list of worst performers. Of note, food companies struggled from the rising costs of grains and other commodities; additionally, retailers recognized less traffic (both in stores and online), as consumers grew more cautious given the weaker domestic economic environment. Combined, the four consumer companies lost two and a half percent during the three-month period.

These are the ten stocks that performed the worst in the quarter ended June 30, 2008:

Rank	Description	Industry	% Loss
1	Chiquita Brands International Inc	Food	-32.6%
2	Turkcell Iletisim Hizmet AS ADR	Telecommunications	-29.9%
3	Owens-Illinois Inc	Packaging & Containers	-26.1%
4	NewMarket Corp	Chemicals	-23.5%
5	Garmin Ltd	Electronics	-23.5%
6	Amtrust Financial Services Inc	Insurance	-22.3%
7	Fresh Del Monte Produce Inc	Food	-21.4%
8	GameStop Corp	Retail	-20.8%
9	Sigma Designs Inc	Semiconductors	-19.5%
10	Intuitive Surgical Inc	Healthcare-Products	-16.9%

Chiquita Brands distributes bananas and other produce across the U.S. and abroad. Late in the quarter, blaming bad weather in Central America and Ecuador, management warned that higher costs will lead to a significant loss in the third quarter. The company has not been able to pass along these escalating costs to consumers and previously strong markets in Europe have been slowing as of late. (Apparently, as banana prices rise, healthy eaters seek out alternative sources for their potassium!) After the warning, its stock price plummeted by 28% in one day, which represents the majority of the loss for the quarter. Chiquita was the Fund’s poorest performer for the three-months, and we sold it after quarter end.

Owens-Illinois is the largest glass manufacturer in the world and sells containers and related products throughout North and South America, Asia, and Europe. The company produced excellent fundamental results as of late, including four straight quarters of better than expected earnings reports. Indeed, our Fund had a sizable gain in the stock coming into the June quarter. However, after hitting an all-time high in April, Owens-Illinois took a step back and lost over 25% of its value during the quarter. While the company has benefited from strong international demand (70% of its revenue comes from overseas), management warned about the effects that rising energy and raw material costs may have on future sales. The company cost the Fund just less than two percent for the three-month period.

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  The four top performers during the fiscal year are all chemical-related stocks, further proof that companies engaged in commodities-driven industries have reaped tremendous benefits during the run-up in prices over the past twelve months. In fact, our three best performers each doubled in value during the period and contributed over 10% to the return of the Fund.

12	Annual Report | June 30, 2008

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

These are the ten best performers for the fiscal year ended June 30, 2008:

Rank	Description	Industry	% Gain
1	Potash Corp of Saskatchewan	Chemicals	193.2%
2	Mosaic Co	Chemicals	140.1%
3	CF Industries Holdings Inc	Chemicals	106.7%
4	Terra Industries Inc	Chemicals	92.4%
5	Research In Motion Ltd	Computers	85.2%
6	Alpha Natural Resources Inc	Coal	74.2%
7	National Oilwell Varco Inc	Oil & Gas Services	70.2%
8	priceline.com Inc	Internet	68.0%
9	Mobile Telesystems OJSC ADR	Telecommunications	55.5%
10	Bucyrus International Inc	Machinery-Construction & Mining	52.4%

Our top performing stock, Potash Corp. of Saskatchewan, nearly tripled in price during the past twelve months and represented almost four percent of the Fund’s return. The Canadian-based company produces and markets fertilizer and related products across the globe. As the population in many emerging markets become more affluent, demand for different foods and other materials has increased dramatically, thus, enhancing the farmers’ needs for fertilizer. Additionally, natural disasters like the floods that devastated the Midwest earlier in the year also contributed to the shrinking supply (and rising demand) for grains, foods, and other products—all benefiting our Fund’s performance.

Three other top performers (Mosaic, CF Industries, and Terra Industries) are also chemical-related, and their stories have some similarities to Potash Corp. Outside of that industry, priceline.com was another excellent performer. The online travel company actually benefited from the ailing economy, as travelers sought out any and all discounts and promotions for their trips. When Captain Kirk…aka William Shatner…talks, people listen (though a few Bridgeway traders are more partial to Captain Picard in The Next Generation). The company’s tag line “name your own price” attracted consumers and business travelers alike to its sight in search of discounted flights, hotels, rental cars, and full packages, as priceline.com outperformed its key competitors: Orbitz and Expedia. For the summer, its management initiated a new creative promotion called “Sunshine Guaranteed.” Travelers who book through the website can get refunds should poor weather conditions ruin vacation plans.

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  While financials received much of the negative headlines over the past twelve months, the weaker economy impacted companies within other (non-commodities-related) sectors as well, including technology and consumer non-cyclicals. The five poorest performing stocks declined at least 50%, and together they cost the Fund over 4% in return.

These are the ten stocks that performed the worst for the fiscal year ended June 30, 2008:

Rank	Description	Industry	% Loss
1	WellCare Health Plans Inc	Healthcare-Services	-77.5%
2	Sigma Designs Inc	Semiconductors	-63.3%
3	Garmin Ltd	Electronics	-54.7%
4	Synaptics Inc	Computers	-52.2%
5	Perini Corp	Engineering & Construction	-51.5%
6	Apollo Group Inc	Commercial Services	-44.3%
7	Sunpower Corp	Energy-Alternate Sources	-43.1%
8	Onyx Pharmaceuticals Inc	Pharmaceuticals	-41.4%
9	Turkcell Iletisim Hizmet AS ADR	Telecommunications	-40.5%
10	Sun Microsystems Inc	Computers	-38.4%

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Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

WellCare Health Plans was our Fund’s worst performer for the fiscal year. This managed care provider offers government-sponsored healthcare and prescription drug programs through Medicare and Medicaid. In late October 2007, federal officials began investigating the company for fraud-related claims. The company’s stock price plummeted over 70% in one day on the news of the investigation. Additionally, reports surfaced that corporate execs had sold a sizable number of shares in advance of the decline, prompting concerns about insider trading and other illegal activities. We had only owned this stock a brief period when this news came out, and we sold shortly thereafter. Fortunately, as a smaller diversifying position, it cost the Fund less than a percentage point of return.

Chip-maker Sigma Designs is a leading manufacturer of digital solutions for home entertainment products, particularly high definition (HD) televisions and DVDs. The company holds a considerable market share advantage in providing chips for Sony’s Blu-Ray devices. During the year, management disclosed a significant error in its ordering system that resulted in its shipping products in excess of actual demand. As a result, the problem prompted the company to reduce its future sales forecasts, and several analysts lowered their price targets. Sigma Designs was the second worst-performing holding and cost the Fund just over a percentage point during the fiscal year.

Top Ten Holdings as of June 30, 2008

Commodities were a consistent theme among the Fund’s top holdings, as companies related to chemicals, coal, energy, and mining highlighted the list. Six of our largest positions at fiscal year end were also among our top quarterly performers: Mosaic, Alpha Natural Resources, Potash Corp., CF Industries, Bucyrus International, and National Oilwell Varco. The top ten holdings represented just under half of the overall net assets of the Fund, which represents more concentration in a smaller number of stocks and in more related industries than we have seen in quite a while.

Rank	Description	Industry	Percent of Net Assets
1	Mosaic Co	Chemicals	8.0%
2	Alpha Natural Resources Inc	Coal	7.3%
3	Potash Corp of Saskatchewan	Chemicals	6.5%
4	Owens-Illinois Inc	Packaging & Containers	5.1%
5	CF Industries Holdings Inc	Chemicals	4.2%
6	Bucyrus International Inc	Machinery-Construction & Mining	4.1%
7	Intuitive Surgical Inc	Healthcare-Products	3.8%
8	Compass Minerals International Inc	Mining	3.7%
9	Invitrogen Corp	Biotechnology	3.1%
10	National Oilwell Varco Inc	Oil & Gas Services	2.6%

			48.4%

14	Annual Report | June 30, 2008

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

Industry Sector Representation as of June 30, 2008

Our Fund’s concentration in basic materials greatly contributed to the June quarter success. This overweighting along with good stock selection in the sector added over seven percent to the return. Conversely, we were underweighted in financials and avoided much of the hardships faced by companies engaged in subprime lending, mortgage-related securities investing, and other ramifications of the ongoing credit crisis, which saved the Fund more than two percentage points relative to our primary market benchmark.

	% of Portfolio	% S&P 500 Index	Difference
Basic Materials	30.0%	3.9%	26.1%
Communications	3.1%	11.0%	-7.9%
Consumer, Cyclical	4.6%	7.1%	-2.5%
Consumer, Non-cyclical	13.6%	20.6%	-7.0%
Energy	17.0%	16.3%	0.7%
Financial	1.6%	14.0%	-12.4%
Industrial	19.9%	11.5%	8.4%
Technology	6.7%	11.6%	-4.9%
Utilities	0.0%	3.9%	-3.9%
Diversified	0.0%	0.1%	-0.1%
Cash	3.5%	0.0%	3.5%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	15

Bridgeway Aggressive Investors 1 Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

COMMON STOCKS - 96.48%
Aerospace/Defense - 0.88%
	Lockheed Martin Corp.	30,100	$2,969,666

Apparel - 1.32%
	Warnaco Group, Inc.*	101,200	4,459,884

Banks - 0.85%
	US Bancorp+	103,800	2,894,982

Biotechnology - 5.22%
	Invitrogen Corp.*	259,700	10,195,822
	OSI Pharmaceuticals, Inc.*	181,700	7,507,844

			17,703,666

Chemicals - 24.15%
	CF Industries Holdings, Inc.+	91,600	13,996,480
	Dow Chemical Co.	82,300	2,873,093
	Monsanto Co.	28,000	3,540,320
	Mosaic Co.*	184,000	26,624,800
	NewMarket Corp.	50,500	3,344,615
	Potash Corp. of Saskatchewan, Inc.	95,100	21,737,007
	Syngenta AG - ADR	37,900	2,452,130
	Terra Industries, Inc.+	146,370	7,223,359

			81,791,804

Coal - 7.22%
	Alpha Natural Resources, Inc.*+	234,400	24,445,576

Computers - 3.78%
	Apple, Inc.*	21,300	3,566,472
	Research In Motion, Ltd.*	26,800	3,132,920
	Western Digital Corp.*	176,500	6,094,545

			12,793,937

Electrical Components & Equipment - 1.24%
	GrafTech International, Ltd.*	156,400	4,196,212

Electronics - 1.23%
	FLIR Systems, Inc.*	103,200	4,186,824

Engineering & Construction - 1.20%
	ABB, Ltd. - ADR*	143,400	4,061,088

Food - 0.04%
	Chiquita Brands International, Inc.*+	8,600	130,462

Industry	Company	Shares	Value

Healthcare - Products - 4.65%
	Intuitive Surgical, Inc.*	46,800	$12,607,920
	St. Jude Medical, Inc.*	76,700	3,135,496

			15,743,416

Insurance - 0.78%
	AmTrust Financial Services, Inc.	209,400	2,638,440

Internet - 2.18%
	Priceline.com, Inc.*+	64,000	7,389,440

Iron/Steel - 2.28%
	AK Steel Holding Corp.	50,600	3,491,400
	Mechel Open Joint Stock Co. - ADR+	85,300	4,225,762

			7,717,162

Machinery - Construction & Mining - 4.08%
	Bucyrus International, Inc., Class A+	189,200	13,815,384

Machinery - Diversified - 3.34%
	AGCO Corp.*+	57,300	3,003,093
	Flowserve Corp.	33,100	4,524,770
	Gardner Denver, Inc.*	66,600	3,782,880

			11,310,743

Media - 0.93%
	Walt Disney Co.	101,100	3,154,320

Mining - 3.61%
	Compass Minerals International, Inc.	152,000	12,245,120

Office Furnishing - 1.00%
	Herman Miller, Inc.	136,100	3,387,529

Oil & Gas - 5.00%
	CNOOC, Ltd. - ADR	13,100	2,273,374
	ConocoPhillips	36,700	3,464,113
	EOG Resources, Inc.	23,500	3,083,200
	Petroleo Brasileiro S.A. - ADR	68,400	4,844,772
	Transocean, Inc.	21,400	3,261,146

			16,926,605

Oil & Gas Services - 3.72%
	FMC Technologies, Inc.*	51,600	3,969,588
	National Oilwell Varco, Inc.*	97,200	8,623,584

			12,593,172

16	Annual Report | June 30, 2008

Bridgeway Aggressive Investors 1 Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

Common Stocks (continued)
Packaging & Containers - 5.04%
	Owens-Illinois, Inc.*	409,600	$17,076,224

Pharmaceuticals - 3.65%
	Bristol-Myers Squibb Co.	174,300	3,578,379
	Express Scripts, Inc.*	50,600	3,173,632
	Medco Health Solutions, Inc.*	68,200	3,219,040
	Novo Nordisk A/S - Sponsored ADR	36,200	2,389,200

			12,360,251

Pipelines - 1.07%
	The Williams Cos., Inc.	89,700	3,615,807

Retail - 2.25%
	Aeropostale, Inc.*	91,600	2,869,828
	Costco Wholesale Corp.+	33,200	2,328,648
	Tiffany & Co.	60,000	2,445,000

			7,643,476

Semiconductors - 0.99%
	Amkor Technology, Inc.*	321,500	3,346,815

Software - 1.92%
	Microsoft Corp.	115,900	3,188,409
	Oracle Corp.*	157,500	3,307,500

			6,495,909

Transportation - 2.86%
	CH Robinson Worldwide, Inc.	53,900	2,955,876
	CSX Corp.	49,700	3,121,657
	Kirby Corp.*	20	960
	Ryder System, Inc.	52,600	3,623,088

			9,701,581

TOTAL COMMON STOCKS - 96.48%			326,795,496

(Cost $250,679,171)

PURCHASED CALL OPTIONS - 0.18%

Company	Number of Contracts	Value
Southwestern Energy Co. Expiring September, 2008 at $42.50	800	$624,000

TOTAL PURCHASED CALL OPTIONS - 0.18%		624,000

(Cost $480,679)

MONEY MARKET FUNDS - 0.35%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	2.61%	1,170,513	$1,170,513

TOTAL MONEY MARKET FUNDS - 0.35%			1,170,513

(Cost $1,170,513)

TOTAL INVESTMENTS - 97.01%			$328,590,009
(Cost $252,330,363)
Other Assets in Excess of Liabilities - 2.99%			10,124,881

NET ASSETS - 100.00%			$338,714,890

*	Non Income Producing Security.
+	This security or a portion of the security is out on loan at June 30, 2008. Total loaned securities had a market value of $53,026,296 at June 30, 2008.
^	Rate disclosed is as of June 30, 2008.
ADR	- American Depositary Receipt

See Notes to Financial Statements.

www.bridgeway.com	17

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY

June 30, 2008

Dear Fellow Aggressive Investors 2 Fund Shareholder,

Our Fund bounced back strongly in the June quarter, outperforming all our market and peer benchmarks. Aggressive Investors 2 increased by an impressive 11.61%, trouncing our primary market index (the S&P 500 Index—down 2.73%), our peer benchmark (the Lipper Capital Appreciation Funds Index—up 4.54%), and the Russell 2000 Index of small companies (up 0.58%) for the three-month period. This was our best quarter relative to our primary market benchmark in five years and our second best quarter relative to our primary market benchmark since inception six and a half years ago. We are quite pleased.

Likewise, our Fund outperformed all of its benchmarks for the full fiscal year on both an absolute and relative return basis. For the twelve months ending June 30, 2008, the Fund appreciated 5.88%, while each of the indexes closed in negative territory: S&P 500 (-13.12%), Lipper Capital Appreciation Funds Index (-0.16%), and Russell 2000 Index (-16.19%). While we welcome such strong results during these shorter-term quarterly and twelve month time horizons, we strive to achieve excellent consistent returns over the long term. We are pleased to report that Aggressive Investors 2 Fund has rewarded our shareholders with double-digit returns and outperformed each of its benchmarks over the past five years as well as since inception in October, 2001. Our strategies stay constant and consistent in both good times and bad, in both strong and weak markets, during both “the sky is the limit” and “the sky is falling” investor environments. Such long-term results always will remain the key objective of our firm. The information below bears out our longer term success in these areas.

The table below presents our June quarter, one-year, five-year and life-to-date financial results, according to the formula required by the SEC. See the next page for a graph of performance from inception to June 30, 2008.

	June Qtr. 4/1/08 to 6/30/08	1 Year 7/1/07 to 6/30/08	5 Year 7/1/03 to 6/30/08	Life-to-Date 10/31/01 to 6/30/08

Aggressive Investors 2 Fund	11.61%	5.88%	16.57%	12.66%
S&P 500 Index (large companies)	-2.73%	-13.12%	7.58%	4.75%
Lipper Capital Appreciation Funds Index	4.54%	-0.16%	11.19%	7.41%
Russell 2000 Index (small companies)	0.58%	-16.19%	10.29%	8.76%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested, while the Russell 2000 Index is an unmanaged, market value weighted index, that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in this category, comprised of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2008, Aggressive Investors 2 Fund ranked 23rd of 296 capital appreciation funds for the twelve months ending June 30, 2008, 15th of 218 over the last five years, and 12th of 198 since inception in October, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

18	Annual Report | June 30, 2008

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

Aggressive Investors 2 Fund vs. S&P 500 Index & Lipper Capital Appreciation Funds Index & Russell 2000 Index 10/31/01 to 6/30/08

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  These days, a lump of coal in the old holiday stocking actually would be a pretty good thing (ok, its 97 degrees in August in Bridgeway’s hometown of Houston). Commodities like coal continued to surge during the past quarter, and companies within industries that deal with natural resources and related products performed best over the three-month period. Our top performer list is comprised entirely of energy, basic materials, and industrial companies, most of which engage in some commodities-driven operations. These ten performers contributed over 13% to the return of the Fund over the three-month period.

These are the ten best performers for the quarter ended June 30, 2008:

Rank	Description	Industry	% Gain
1	Alpha Natural Resources Inc	Coal	68.0%
2	GrafTech International Ltd	Electrical Components & Equipment	65.5%
3	National Oilwell Varco Inc	Oil & Gas Services	52.0%
4	CF Industries Holdings Inc	Chemicals	47.5%
5	Potash Corp of Saskatchewan	Chemicals	47.3%
6	Bucyrus International Inc	Machinery-Construction & Mining	43.7%
7	Mosaic Co/The	Chemicals	41.0%
8	Terra Industries Inc	Chemicals	38.9%
9	Petroleo Brasileiro SA ADR	Oil & Gas	38.7%
10	Flir Systems Inc	Electronics	34.8%

Alpha Natural Resources was the Fund’s top performer and contributed over three percent to the overall return of the Fund. The company is the leading domestic exporter of metallurgical coal, which is used in the production of steel. With demand for coal (and steel) skyrocketing in emerging markets like China and India, Alpha Resources reported that its earnings tripled in the first-quarter, and some analysts predict soaring profitability through at least 2010. High natural gas prices and the weak dollar contributed to the strong global demand, which helped push the company’s stock price to an all-time high in late June.

Bucyrus International manufactures mining equipment used to extract resources like coal, copper, iron, and other minerals. Coal and copper mining companies represent its two largest customer bases. A consistent story during the quarter, higher commodities prices derived from growing international demand escalated the need for such specialized equipment; replacement parts and repairs accounted for over half of the company’s sales in the most recent quarter. In May, Lehman Brothers initiated coverage at “overweight,” and the stock price hit a 52-week high shortly thereafter. However, our own “overweighting” (See the top ten holdings on page 22) resulted from following our models’ analysis, not any broker’s recommendation. For the quarter, Bucyrus contributed over a percentage point to the overall return of the Fund.

www.bridgeway.com	19

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  While the Fund did not suffer much from the ill-effects of the downturn in financial-related companies this past quarter, five consumer-oriented firms are among those on the list of worst performers. Of note, food companies struggled from the rising costs of grains and other commodities; additionally, retailers recognized less traffic (both in stores and online), as consumers grew more cautious given the weaker domestic economic environment. Combined, the five consumer companies lost about a percent and a half during the three-month period.

These are the ten stocks that performed the worst in the quarter ended June 30, 2008:

Rank	Description	Industry	% Loss
1	Goodyear Tire & Rubber Co	Auto Parts & Equipment	-38.3%
2	Chiquita Brands International Inc	Food	-34.8%
3	Turkcell Iletisim Hizmet AS ADR	Telecommunications	-30.4%
4	Owens-Illinois Inc	Packaging & Containers	-26.1%
5	LKQ Corp	Distribution/Wholesale	-24.7%
6	Garmin Ltd	Electronics	-23.5%
7	GameStop Corp	Retail	-20.8%
8	Sigma Designs Inc	Semiconductors	-19.7%
9	NewMarket Corp	Chemicals	-19.1%
10	Perrigo Co	Pharmaceuticals	-18.2%

Chiquita Brands distributes bananas and other produce across the U.S. and abroad. Late in the quarter, blaming bad weather in Central America and Ecuador, management warned that higher costs will lead to a significant loss in the third quarter. The company has not been able to pass along these escalating costs to consumers and previously strong markets in Europe have been slowing as of late. (Apparently, as banana prices rise, healthy eaters seek out alternative sources for their potassium!) After the warning, its stock price plummeted by 28% in one day, which represents the majority of the loss for the quarter. Chiquita was the Fund’s second poorest performer for the three-months, and we sold it after quarter end.

Owens-Illinois is the largest glass manufacturer in the world and sells containers and related products throughout North and South America, Asia, and Europe. The company has produced excellent fundamental results as of late, including four straight quarters of better than expected earnings reports. Indeed, our Fund had a sizable gain in the stock coming into the June quarter. However, after hitting an all-time high in April, Owens-Illinois took a step back and lost over 25% of its value during the quarter. While the company has benefited from strong international demand (70% of its revenue comes from overseas), management warned about the effects that rising energy and raw material costs may have on future sales. The company cost the Fund about a percent and a half for the three-month period.

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  Four of the Fund’s top five performers during the fiscal year are chemical-related stocks, further proof that companies engaged in commodities-driven industries have reaped tremendous benefits during the run-up in prices over the past twelve months. In fact, our three best performers each doubled in value during the period and contributed over 11% to the return of the Fund.

20	Annual Report | June 30, 2008

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

These are the ten best performers for the fiscal year ended June 30, 2008:

Rank	Description	Industry	% Gain
1	Potash Corp of Saskatchewan	Chemicals	182.2%
2	Mosaic Co	Chemicals	138.9%
3	CF Industries Holdings Inc	Chemicals	104.4%
4	Research In Motion Ltd	Computers	82.1%
5	Terra Industries Inc	Chemicals	75.0%
6	GrafTech International Ltd	Electrical Components & Equipment	74.2%
7	National Oilwell Varco Inc	Oil & Gas Services	70.2%
8	Alpha Natural Resources Inc	Coal	68.0%
9	Vimpel-Communications ADR	Telecommunications	53.3%
10	Bucyrus International Inc	Machinery-Construction & Mining	51.6%

Our top performing stock, Potash Corp. of Saskatchewan, nearly tripled in price during the past twelve months and represented almost four percent of the Fund’s return. The Canadian-based company produces and markets fertilizer and related products across the globe. As the population in many emerging markets become more affluent, demand for different foods and other materials has increased dramatically, thus, enhancing the farmers’ needs for fertilizer. Additionally, natural disasters like the floods that devastated the Midwest earlier in the year also contributed to the shrinking supply (and rising demand) for grains, foods, and other products—all benefiting our Fund’s performance.

Three other top performers (Mosaic, CF Industries, and Terra Industries) are also chemical-related and have some similar “commodities” success stories as Potash Corp. Combined, these companies contributed over 8% to the Fund’s return during the fiscal year.

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  While financials received much of the negative headlines over the past 12 twelve months, the weaker economy impacted companies within other (non-commodities-related) sectors as well, including five consumer-related companies (two cyclical and three non-cyclical) represented on the list. Each of the ten worst performers lost over 40% in value during the fiscal year.

These are the ten stocks that performed the worst for the fiscal year ended June 30, 2008:

Rank	Description	Industry	% Loss
1	WellCare Health Plans Inc	Healthcare-Services	-77.5%
2	Sigma Designs Inc	Semiconductors	-63.4%
3	Garmin Ltd	Electronics	-59.5%
4	China Southern Airlines Co Ltd ADR	Airlines	-58.4%
5	Synaptics Inc	Computers	-52.7%
6	Perini Corp	Engineering & Construction	-49.9%
7	Apollo Group Inc	Commercial Services	-45.7%
8	Turkcell Iletisim Hizmet AS ADR	Telecommunications	-44.3%
9	Cooper Tire & Rubber Co	Auto Parts & Equipment	-42.9%
10	Onyx Pharmaceuticals Inc	Pharmaceuticals	-41.8%

WellCare Health Plans was our Fund’s worst performer for the fiscal year. This managed care provider offers government-sponsored healthcare and prescription drug programs through Medicare and Medicaid. In late October 2007, federal officials began investigating the company for fraud-related claims. The company’s stock price plummeted over 70% in one day on the news of the investigation. Additionally, reports surfaced that corporate execs had sold a sizable number of shares in advance of the decline, prompting concerns about insider trading and other illegal activities. We had only owned this stock a brief

www.bridgeway.com	21

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

period when this news came out, and we sold shortly thereafter. Fortunately, as a smaller diversifying position, it cost the Fund less than a percentage point of return.

Chip-maker Sigma Designs is a leading manufacturer of digital solutions for home entertainment products, particularly high definition (HD) televisions and DVDs. The company holds a considerable market share advantage in providing chips for Sony’s Blu-Ray devices. During the year, management disclosed a significant error in its ordering system that resulted in its shipping products in excess of actual demand. As a result, the problem prompted the company to reduce its future sales forecasts, and several analysts lowered their price targets. Sigma Designs was the second worst-performing holding and cost the Fund roughly a percent and a half return during the fiscal year.

Top Ten Holdings as of June 30, 2008

Commodities were a consistent theme among the Fund’s top holdings, as companies related to chemicals, coal, energy, and mining highlighted the list. Five of our largest positions at fiscal year end were also among our top quarterly performers: Alpha Natural Resources, Mosaic, Potash Corp., Bucyrus International, and CF Industries. Each is engaged in some form of commodities-driven operations. The top 10 holdings represented a strong 40% of the overall Fund net assets.

Rank	Description	Industry	Percent of Net Assets
1	Alpha Natural Resources Inc	Coal	7.0%
2	Mosaic Co	Chemicals	6.3%
3	Potash Corp of Saskatchewan	Chemicals	4.7%
4	Bucyrus International Inc	Machinery-Construction & Mining	3.7%
5	Owens-Illinois Inc	Packaging & Containers	3.6%
6	Compass Minerals International Inc	Mining	3.4%
7	CF Industries Holdings Inc	Chemicals	3.2%
8	Invitrogen Corp	Biotechnology	3.0%
9	Monsanto Co	Chemicals	2.8%
10	Southwestern Energy Co	Oil & Gas	2.4%

Total			40.1%

Industry Sector Representation as of June 30, 2008

Our Fund’s concentration in basic materials greatly contributed to the June quarter success. This overweighting along with good stock selection in the sector added over seven percent to the return. Conversely, we were underweighted in financials and avoided much of the hardships faced by companies engaged in subprime lending, mortgage-related securities investing, and other ramifications of the ongoing credit crisis, which saved the Fund more than two percentage points relative to our primary market benchmark.

	% of Portfolio	% S&P 500 Index	Difference
Basic Materials	29.1%	3.9%	25.2%
Communications	2.4%	11.0%	-8.6%
Consumer, Cyclical	4.9%	7.1%	-2.2%
Consumer, Non-cyclical	14.3%	20.6%	-6.3%
Energy	19.1%	16.3%	2.8%
Financial	0.9%	14.0%	-13.1%
Industrial	20.0%	11.5%	8.5%
Technology	7.9%	11.6%	-3.8%
Utilities	0.0%	3.9%	-3.9%
Diversified	0.0%	0.1%	-0.1%
Cash	1.4%	0.0%	1.5%

Total	100.0%	100.0%

22	Annual Report | June 30, 2008

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 2 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	23

Bridgeway Aggressive Investors 2 Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

COMMON STOCKS - 98.64%
Apparel - 0.94%
	Warnaco Group, Inc.*	188,700	$8,316,009

Auto Parts & Equipment - 0.58%
	Goodyear Tire & Rubber Co.*+	287,600	5,127,908

Banks - 0.25%
	US Bancorp+	79,000	2,203,310

Biotechnology - 5.40%
	Gilead Sciences, Inc.*	182,000	9,636,900
	Invitrogen Corp.*	675,400	26,516,204
	OSI Pharmaceuticals, Inc.*	282,700	11,681,164

			47,834,268

Chemicals - 20.93%
	CF Industries Holdings, Inc.	184,400	28,176,320
	Dow Chemical Co.	201,000	7,016,910
	Monsanto Co.	197,200	24,933,968
	Mosaic Co.*	381,600	55,217,520
	NewMarket Corp.	100,300	6,642,869
	Potash Corp. of Saskatchewan, Inc.	181,299	41,439,512
	Syngenta AG - ADR	97,200	6,288,840
	Terra Industries, Inc.+	313,800	15,486,030

			185,201,969

Coal - 8.02%
	Alpha Natural Resources, Inc.*+	593,100	61,854,399
	Massey Energy Co.	97,000	9,093,750

			70,948,149

Commercial Services - 1.00%
	ITT Educational Services, Inc.*+	107,400	8,874,462

Computers - 5.06%
	Apple, Inc.*	52,000	8,706,880
	EMC Corp.*	470,700	6,914,583
	Hewlett-Packard Co.	138,900	6,140,769
	Research In Motion, Ltd.*	69,500	8,124,550
	Western Digital Corp.*+	431,700	14,906,601

			44,793,383

Electrical Components & Equipment - 1.69%
	GrafTech International, Ltd.*	557,500	14,957,725

Electronics - 1.12%
	FLIR Systems, Inc.*+	244,100	9,903,137

Industry	Company	Shares	Value

Engineering & Construction - 2.76%
	ABB, Ltd. - ADR*	334,400	$9,470,208
	EMCOR Group, Inc.*	325,100	9,275,103
	Foster Wheeler, Ltd.*	77,800	5,691,070

			24,436,381

Environmental Control - 1.08%
	Darling International, Inc.*	579,400	9,571,688

Food - 0.68%
	Chiquita Brands International, Inc.*+	394,000	5,976,980

Healthcare - Products - 2.74%
	Intuitive Surgical, Inc.*	64,000	17,241,600
	St. Jude Medical, Inc.*	172,100	7,035,448

			24,277,048

Insurance - 0.68%
	MetLife, Inc.+	114,300	6,031,611

Internet - 2.06%
	Priceline.Com, Inc.*+	158,100	18,254,226

Iron/Steel - 3.22%
	AK Steel Holding Corp.	128,500	8,866,500
	Mechel Open Joint Stock Co. - ADR+	222,600	11,027,604
	Steel Dynamics, Inc.	220,100	8,599,307

			28,493,411

Machinery - Construction & Mining - 3.69%
	Bucyrus International, Inc., Class A+	447,600	32,683,752

Machinery - Diversified - 3.16%
	AGCO Corp.*+	147,000	7,704,270
	Flowserve Corp.	77,300	10,566,910
	Gardner Denver, Inc.*	170,976	9,711,437

			27,982,617

Mining - 5.00%
	Compania de Minas Buenaventura S.A. - ADR	91,700	5,994,429
	Compass Minerals International, Inc.	370,500	29,847,480
	Goldcorp., Inc.+	181,200	8,366,004

			44,207,913

Miscellaneous Manufacturing - 0.85%
	Parker Hannifin Corp.	104,900	7,481,468

24	Annual Report | June 30, 2008

Bridgeway Aggressive Investors 2 Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

Common Stocks (continued)
Oil & Gas - 7.93%
	Canadian Natural Resources, Ltd.	25,450	$2,551,363
	CNOOC, Ltd. - ADR+	33,600	5,830,944
	ConocoPhillips	95,400	9,004,806
	EOG Resources, Inc.	62,600	8,213,120
	Petroleo Brasileiro S.A. - ADR	216,200	15,313,446
	Southwestern Energy Co.*	443,800	21,129,318
	Transocean, Inc.	53,700	8,183,343

			70,226,340

Oil & Gas Services - 3.13%
	FMC Technologies, Inc.*	125,800	9,677,794
	National Oilwell Varco, Inc.*	202,800	17,992,416

			27,670,210

Packaging & Containers - 3.59%
	Owens-Illinois, Inc.*	762,300	31,780,287

Pharmaceuticals - 4.50%
	Bristol-Myers Squibb Co.	465,500	9,556,715
	Express Scripts, Inc.*	126,800	7,952,896
	Medco Health Solutions, Inc.*	162,200	7,655,840
	Novo Nordisk A/S - Sponsored ADR	92,900	6,131,400
	Pfizer, Inc.	490,800	8,574,276

			39,871,127

Retail - 3.40%
	Aeropostale, Inc.*	250,900	7,860,697
	Costco Wholesale Corp.+	85,200	5,975,928
	Gymboree Corp.*	198,400	7,949,888
	Tiffany & Co.	204,400	8,329,300

			30,115,813

Semiconductors - 0.88%
	Amkor Technology, Inc.*	746,900	7,775,229

Software - 1.90%
	Microsoft Corp.	278,700	7,667,037
	Open Text Corp.*+	17,300	555,330
	Oracle Corp.*	408,300	8,574,300

			16,796,667

Telecommunications - 0.36%
	Turkcell Iletisim Hizmetleri AS - ADR+	219,100	3,187,905

Industry	Company	Shares	Value

Transportation - 2.04%
	CSX Corp.	150,100	$9,427,781
	Ryder System, Inc.	125,300	8,630,664

			18,058,445

TOTAL COMMON STOCKS - 98.64%			873,039,438

(Cost $700,183,122)

MONEY MARKET FUNDS - 0.42%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	2.61%	3,702,144	3,702,144

TOTAL MONEY MARKET FUNDS - 0.42%			3,702,144

(Cost $3,702,144)

TOTAL INVESTMENTS - 99.06%			$876,741,582
(Cost $703,885,266)
Other Assets in Excess of Liabilities - 0.94%			8,334,468

NET ASSETS - 100.00%			$885,076,050

*	Non Income Producing Security.
+	This security or a portion of the security is out on loan at June 30, 2008. Total loaned securities had a market value of $129,946,137 at June 30, 2008.
^	Rate disclosed is as of June 30, 2008.
ADR	- American Depositary Receipt

See Notes to Financial Statements.

www.bridgeway.com	25

Ultra-Small Company Fund

MANAGER’S COMMENTARY

June 30, 2008

Dear Fellow Ultra-Small Company Fund Shareholder,

In the environment of the ongoing credit crisis and market downturn, Ultra-Small Company Fund declined 1.84% for the quarter ended June 30, 2008, providing a nice “cushion” of 3.69% against the decline of our primary market benchmark, the CRSP Cap Based Portfolio 10 Index, which was down 5.53%. The smallest companies were the hardest hit during this period, as reflected in our unfavorable performance versus our other benchmarks that invest in “larger” small companies. The Russell 2000 Index of small companies increased 0.58% while the Lipper Small-Cap Stock Funds Index increased 1.78%. Given our focus on ultra-small companies, it was a good quarter and exactly what we hope to do in a down market. However, on an absolute return basis, and relative to some broader exposure small company indexes, it was not a good quarter.

For the same reasons above, our Fund’s fiscal year performance was in “bear market” territory. The Fund declined a significant 24.59%; however, it provided a cushion of 2.72% relative to the CRSP 10 Index of ultra-small companies. Nevertheless, we significantly underperformed our peer and small-cap market indexes. The Lipper Small-Cap Stock Funds Index dropped 12.67%, and the Russell 2000 Index declined 16.19% over the same one-year period ending June 30, 2008. On a more positive note, and in line with the long-term focus of our Fund, Ultra-Small-Company Fund has rewarded our shareholders with double-digit returns and outperformed our primary benchmark (CRSP Cap-Based Portfolio 10 Index) by 5.50% per year since inception. The shorter time frames have been—and we expect will continue to be—very bumpy along the way. This is the nature of ultra-small stocks: strong appreciation potential over the long term, strong diversification for larger-company dominated portfolios, and frequently bigger (and unpredictable) market moves both up and down.

The table below presents our June quarter, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance from inception.

	June Qtr. 4/1/08 to 6/30/08	1 Year 7/1/07 to 6/30/08	5 Year 7/1/03 to 6/30/08	10 Year 7/1/98 to 6/30/08	Life-to-Date 8/5/94 to 6/30/08

Ultra-Small Company Fund	-1.84%	-24.59%	10.93%	14.93%	18.08%
CRSP Cap-Based Port. 10 Index	-5.53%	-27.31%	10.04%	10.35%	12.58%
Lipper Small-Cap Stock Funds Index	1.78%	-12.67%	11.22%	5.59%	9.21%
Russell 2000 Index (small companies)	0.58%	-16.19%	10.29%	5.53%	9.19%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Lipper Small-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,780 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2008, Ultra-Small Company Fund ranked 66th of 97 micro-cap funds for the twelve months ending June 30, 2008, 15th of 66 over the last five years, 3rd of 38 over the last ten years, and 1st of 9 since inception in August, 1994. These long-term numbers and the graph below give two snapshots of our long-term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

26	Annual Report | June 30, 2008

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

Ultra-Small Company Fund vs. CRSP 10 Index & Lipper Small Company Funds Index & Russell 2000 Index Inception (8/5/94) to 6/30/08

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Five industrial companies highlighted the list of top performers during the quarter, as some of these companies benefited from international business (where a weak dollar proved helpful). Combined, the five holdings contributed over two percent to the Fund’s return. While many ultra-small-cap companies struggled during the quarter, thirteen of our holdings increased by over 25% for the three-month period.

These are the ten best performers for the quarter ended June 30, 2008:

Rank	Description	Industry	% Gain
1	Graham Corp	Electrical Components & Equipment	108.1%
2	Crimson Exploration Inc	Oil & Gas	65.3%
3	Crawford & Co	Insurance	44.5%
4	Natural Gas Services Group Inc	Oil & Gas Services	39.6%
5	Advanced Battery Technologies Inc	Electrical Components & Equipment	32.5%
6	Integral Systems Inc	Computers	32.4%
7	Peerless Manufacturing Co	Miscellaneous Manufacturing	30.8%
8	FreeSeas Inc	Transportation	29.3%
9	PC Mall Inc	Retail	27.6%
10	LSB Industries Inc	Miscellaneous Manufacturing	26.9%

Graham Corporate was the Fund’s top performer during the quarter and an example of a company that benefited from surging commodities (energy) prices, the weak dollar, and its growing global footprint. The industrial company produces and markets vacuums and heat transfer equipment that is used by petrochemical, fertilizer, and liquefied natural gas plants (among others). In April, it announced a 32% surge in fourth quarter orders on strong international demand from Saudi Arabia, China, and Canada. In June, Graham expanded its international business even further by receiving significant contracts from oil refineries in South Korea, China, Malaysia, and Russia. Its stock price doubled over the quarter and contributed over one percent to the return of the Fund.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Much of the economic news continued to revolve around financial companies, and in spite of owning relatively few of these companies, our Fund was not immune. Four of the poorest performers came from that sector and cost the Fund just under half a percent in return. Six different sectors were represented in the list of worst performers, indicating that the losses were more widespread than just financials. Thirteen holdings lost over 25% during the past three months.

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Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

These are the ten stocks that performed the worst in the quarter ended June 30, 2008:

Rank	Description	Industry	% Loss
1	WSI Industries Inc	Hand/Machine Tools	-46.9%
2	Chindex International Inc	Distribution/Wholesale	-40.3%
3	BluePhoenix Solutions Ltd	Computers	-37.0%
4	21st Century Holding Co	Insurance	-36.2%
5	Centrue Financial Corp	Banks	-35.9%
6	Dayton Superior Corp	Building Materials	-35.5%
7	Dollar Financial Corp	Commercial Services	-34.3%
8	Penford Corp	Chemicals	-31.5%
9	Rainier Pacific Financial Group Inc	Savings & Loans	-31.3%
10	Farmers Capital Bank Corp	Banks	-30.5%

Chindex International is a provider of healthcare services (under the United Family Healthcare brand) and also sells medical equipment and related products. The company operates the only foreign-owned private hospitals in China and has plans for future expansion in this rapidly-growing market. In its recent earnings report, Chindex announced a 40% increase in sales from last year’s levels. So, what happened? As proof that small companies have no room for error (especially in tough markets), the company suffered a fourth quarter loss as a result of a non-recurring interest expense. Its results came in below Wall Street expectations, investors sold on the news, and its price plunged about 30% in one trading session. For the quarter, Chindex cost the Fund over one percent in performance. The models gave it a poor bill of health late in the fiscal year, and we sold out of the position.

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  Three consumer-related companies highlighted our list of top performers for the fiscal year. Combined, these companies contributed about three percent to the Fund’s overall performance. In addition, despite the widespread negativity that hurt small-cap companies over the past twelve months, two of our holdings actually doubled in value and another three increased at least 50%.

These are the ten best performers for the fiscal year ended June 30, 2008:

Rank	Description	Industry	% Gain
1	Natural Gas Services Group Inc	Oil & Gas Services	102.2%
2	Cal-Maine Foods Inc	Food	101.6%
3	Integral Systems Inc/MD	Computers	69.8%
4	Ebix Inc	Software	51.3%
5	Jinpan International Ltd	Electronics	51.3%
6	Graham Corp	Electrical Components & Equipment	44.6%
7	HQ Sustainable Maritime Industries Inc	Food	44.6%
8	Crawford & Co	Insurance	44.5%
9	Crimson Exploration Inc	Oil & Gas	43.8%
10	Vnus Medical Technologies Inc	Healthcare-Products	41.5%

Hard boiled? Scrambled? Over easy? However you like them, eggs are in hot demand these days. Cal-Maine Food is the largest domestic egg producer and was the second best Fund performer of the fiscal year. In January, the company announced that revenues had skyrocketed by over 60%, with strong exports contributing to another solid quarter. In April, it announced another strong quarter, and demand continued to grow worldwide, despite the record high prices of eggs. The company also announced a lucrative (for shareholders) variable dividend policy and will pay out a third of its income each quarter. In June, the egg giant got even bigger as it acquired a majority interest in Zephyr Eggs, a regional company with a stronghold on the Florida market. For the twelve month period, Cal-Maine doubled in value and contributed over two and a half percent to the Fund’s return.

28	Annual Report | June 30, 2008

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  The good news: The Fund managed to avoid the worst of the crisis among financials, as no related company made the list of poor performers. The bad news: The negativity moved into other sectors of the economy as well. Four different sectors were represented in the list of poor performers, with four industrials highlighting the list. Seven holdings lost over half their value during the twelve-month period as investors shied away (to put it mildly) from the smallest of small-cap companies.

These are the ten stocks that performed the worst for the fiscal year ended June 30, 2008:

Rank	Description	Industry	% Loss
1	CPI Corp	Commercial Services	-69.6%
2	BluePhoenix Solutions Ltd	Computers	-60.9%
3	Transcend Services Inc	Commercial Services	-58.7%
4	Clean Diesel Technologies Inc	Chemicals	-53.6%
5	Hardinge Inc	Hand/Machine Tools	-53.1%
6	Landec Corp	Chemicals	-51.7%
7	Dayton Superior Corp	Building Materials	-51.4%
8	Twin Disc Inc	Machinery-Diversified	-49.7%
9	Trio Tech International	Semiconductors	-49.5%
10	Silicom Ltd	Electronics	-49.2%

BluePhoenix Solutions is an Israeli-based software company that develops enterprise information technologies serving to modernize or update preexisting products (before they become antiquated). In January, its stock plunged when its quarterly revenue missed analysts’ expectations. In June, the troubles continued when two investment firms reduced their earnings estimates on concerns that Israel’s strong currency (as opposed to operations) was having too great an effect on company earnings. BluePhoenix stock moved to a 52-week low in late June, and its performance cost the Fund about three-quarters of a percent of returns. Our models gave us a sell signal soon after.

Top Ten Holdings as of June 30, 2008

Three of the Fund’s top holdings at the end of the fiscal year were also on our list of top performers for the quarter: Natural Gas Services Group, Graham Corp., and Integrated Systems Inc. While our top holding accounted for over six percent of the net assets, no other stock represented greater than three percent of the Fund.

Rank	Description	Industry	Percent of Net Assets
1	Cal-Maine Foods Inc	Food	6.3%
2	American Physicians Capital Inc	Insurance	3.0%
3	AZZ Inc	Miscellaneous Manufacturing	3.0%
4	Natural Gas Services Group Inc	Oil & Gas Services	2.7%
5	Graham Corp	Electrical Components & Equipment	2.2%
6	Penford Corp	Chemicals	2.1%
7	Ezcorp Inc	Retail	2.0%
8	Integral Systems Inc/MD	Computers	1.9%
9	Lydall Inc	Miscellaneous Manufacturing	1.9%
10	Bolt Technology Corp	Oil & Gas Services	1.9%

Total			27.0%

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Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

Industry Sector Representation as of June 30, 2008

Fortunately, we were underweighted in financial stocks and avoided some of the hardships faced by companies engaged in subprime lending, mortgage-related securities investing, and other ramifications of the ongoing credit crisis. Likewise, our models’ direction to overweight industrials proved beneficial during the quarter.

	% of Portfolio	% of CRSP 10 Index	Difference
Basic Materials	2.8%	2.7%	0.1%
Communications	5.0%	8.2%	-3.2%
Consumer, Cyclical	11.0%	10.8%	0.2%
Consumer, Non-cyclical	19.9%	24.9%	-5%
Energy	11.9%	8.8%	3.1%
Financial	9.1%	21.1%	-12%
Industrial	27.2%	11.2%	16%
Technology	5.6%	8.7%	-3.1%
Utilities	0.0%	1.5%	-1.5%
Diversified	0.0%	2.1%	-2.1%
Cash	7.5%	0.0%	7.5%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

30	Annual Report | June 30, 2008

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Bridgeway Ultra-Small Company Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

COMMON STOCKS - 92.53%
Aerospace/Defense - 0.92%
	LMI Aerospace, Inc.*	50,000	$878,500

Airlines - 0.78%
	Hawaiian Holdings, Inc.*	106,000	736,700

Apparel - 0.82%
	G-III Apparel Group, Ltd.*	63,200	779,888

Auto Parts & Equipment - 0.63%
	China Automotive Systems, Inc.*+	101,570	594,185

Banks - 0.68%
	Centrue Financial Corp.	10,000	109,000
	Farmers Capital Bank Corp.+	4,500	79,290
	Pennsylvania Commerce Bancorp, Inc.*	11,900	286,195
	Southcoast Financial Corp.*	12,500	170,750

			645,235

Biotechnology - 0.31%
	CombiMatrix Corp.*+	29,400	293,706

Chemicals - 2.83%
	Landec Corp.*	107,800	697,466
	Penford Corp.	133,400	1,984,992

			2,682,458

Commercial Services - 6.07%
	Carriage Services, Inc.*	62,500	412,500
	Dollar Financial Corp.*+	107,200	1,619,792
	ICF International, Inc.*	88,250	1,466,715
	Princeton Review, Inc.*	47,800	323,128
	QC Holdings, Inc.	35,434	276,031
	The Hackett Group, Inc.*	168,900	969,486
	Transcend Services, Inc.*	77,600	692,192

			5,759,844

Computers - 2.62%
	Adept Technology, Inc.*+	25,000	244,250
	Computer Task Group, Inc.*	33,000	168,960
	Integral Systems, Inc.	47,700	1,845,990
	TechTeam Global, Inc.*	21,600	230,904

			2,490,104

Distribution/Wholesale - 0.24%
	Chindex International, Inc.*	15,600	228,852

Industry	Company	Shares	Value

Diversified Financial Services - 0.67%
	Westwood Holdings Group, Inc.	15,900	$632,820

Electrical Components & Equipment - 3.70%
	Advanced Battery Technologies, Inc.*+	229,200	1,322,484
	Espey Manufacturing & Electronics Corp.	6,000	113,940
	Graham Corp.	28,000	2,075,080

			3,511,504

Electronics - 6.71%
	Aehr Test Systems*	50,000	386,500
	Chyron International Corp.*	24,000	141,120
	Digital Ally, Inc.*+	115,500	984,060
	Eagle Test Systems, Inc.*	77,000	862,400
	IntriCon Corp.*	30,500	256,200
	Iteris, Inc.*	62,600	158,378
	Jinpan International, Ltd.+	36,400	1,346,800
	LaBarge, Inc.*	35,000	455,000
	NVE Corp.*+	56,100	1,776,126

			6,366,584

Engineering & Construction - 1.56%
	Argan, Inc.*	14,000	193,760
	VSE Corp.	46,700	1,284,250

			1,478,010

Environmental Control - 0.40%
	Industrial Services of America, Inc.+	24,123	384,279

Food - 6.35%
	Cal-Maine Foods, Inc.+	182,000	6,004,180
	Overhill Farms, Inc.*	2,900	20,155

			6,024,335

Hand/Machine Tools - 1.18%
	K-Tron International, Inc.*	4,300	557,280
	WSI Industries, Inc.	82,800	568,008

			1,125,288

Healthcare - Products - 3.68%
	Cynosure, Inc., Class A*	39,600	784,872
	Exactech, Inc.*	13,200	339,372
	Northstar Neuroscience, Inc.*+	400,000	636,000
	Vnus Medical Technologies, Inc.*	86,800	1,736,868

			3,497,112

32	Annual Report | June 30, 2008

Bridgeway Ultra-Small Company Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

Common Stocks (continued)
Healthcare - Services - 2.31%
	Advocat, Inc.*	30,000	$323,400
	Almost Family, Inc.*	47,400	1,260,840
	Dynacq Healthcare, Inc.*+	27,100	173,440
	Life Sciences Research, Inc.*	15,500	437,720

			2,195,400

Household Products/Wares - 0.19%
	A.T. Cross Co., Class A*	21,800	181,594

Insurance - 6.08%
	21st Century Holding Co.	55,300	451,801
	American Physicians Capital, Inc.	59,550	2,884,602
	American Physicians Service Group, Inc.	31,000	683,240
	Crawford & Co., Class B*	31,200	249,288
	Hallmark Financial Services*	55,000	531,850
	Navigators Group, Inc.*	18,000	972,900

			5,773,681

Internet - 2.94%
	A.D.A.M., Inc.*	37,200	276,954
	Bidz.com, Inc.*+	100,600	876,226
	InsWeb Corp.*	10,800	101,088
	TeleCommunication Systems, Inc., Class A*	203,800	943,594
	Zix Corp.*+	213,200	592,696

			2,790,558

Investment Companies - 0.35%
	Medallion Financial Corp.	35,000	329,700

Machinery - Diversified - 2.62%
	Alamo Group, Inc.	45,100	928,609
	Art’s-Way Manufacturing Co., Inc.	8,000	158,000
	Key Technology, Inc.*	43,900	1,396,459

			2,483,068

Metal Fabrication - Hardware - 1.51%
	Hawk Corp., Class A*	35,700	664,020
	NN, Inc.	54,950	766,003

			1,430,023

Miscellaneous Manufacturing - 7.16%
	AZZ, Inc.*	71,300	2,844,870
	Chase Corp.	57,000	1,068,180
	LSB Industries, Inc.*+	53,000	1,049,400
	Lydall, Inc.*	146,200	1,834,810

			6,797,260

Industry	Company	Shares	Value

Oil & Gas - 3.20%
	Adams Resources & Energy, Inc.	12,583	$426,564
	BMB Munai, Inc.*+	219,900	1,306,206
	Crimson Exploration, Inc.*	20,000	324,000
	Double Eagle Petroleum Co.*+	54,000	984,420

			3,041,190

Oil & Gas Services - 8.69%
	Bolt Technology Corp.*+	80,025	1,806,164
	Boots & Coots International Well Control, Inc.*	586,810	1,396,608
	Dawson Geophysical Co.*	26,400	1,569,744
	Mitcham Industries, Inc.*	52,300	893,284
	Natural Gas Services Group, Inc.*	84,800	2,584,704

			8,250,504

Packaging & Containers - 1.11%
	UFP Technologies, Inc.*	105,100	1,052,051

Pharmaceuticals - 1.03%
	Omega Protein Corp.*	65,500	979,225

Retail - 8.55%
	Allion Healthcare, Inc.*	66,000	376,200
	America’s Car-Mart, Inc.*	39,700	711,424
	Einstein Noah Restaurant Group, Inc.*	96,800	1,071,576
	EZCORP, Inc., Class A*	151,418	1,930,579
	Hastings Entertainment, Inc.*	29,300	234,693
	PC Connection, Inc.*	136,527	1,271,066
	PC Mall, Inc.*	73,800	1,000,728
	PetMed Express, Inc.*	34,538	423,091
	Sport Supply Group, Inc.	95,800	983,866
	Winmark Corp.*	6,608	114,054

			8,117,277

Savings & Loans - 1.32%
	OceanFirst Financial Corp.	63,500	1,146,175
	Rainier Pacific Financial Group, Inc.	11,100	106,005

			1,252,180

Semiconductors - 0.89%
	CEVA, Inc.*	58,400	465,448
	Ramtron International Corp.*	91,300	384,373

			849,821

Shipbuilding - 0.17%
	Todd Shipyards Corp.	11,600	164,836

www.bridgeway.com	33

Bridgeway Ultra-Small Company Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

Common Stocks (continued)
Software - 1.97%
	BSQUARE Corp.*	135,000	$652,050
	CAM Commerce Solutions, Inc.	11,500	456,665
	Ebix, Inc.*+	9,800	761,656

			1,870,371

Telecommunications - 2.09%
	Communications Systems, Inc.	8,900	95,675
	Fibernet Telecom Group, Inc.*+	55,211	466,533
	Globecomm Systems, Inc.*	172,100	1,421,546

			1,983,754

Trucking & Leasing - 0.20%
	Willis Lease Finance Corp.*	17,900	191,172

TOTAL COMMON STOCKS - 92.53%			87,843,069

(Cost $83,056,717)

MONEY MARKET FUNDS - 4.66%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	2.61%	4,424,623	4,424,623

TOTAL MONEY MARKET FUNDS - 4.66%			4,424,623

(Cost $4,424,623)

TOTAL INVESTMENTS - 97.19%			$92,267,692
(Cost $87,481,340)
Other Assets in Excess of Liabilities - 2.81%			2,664,902

NET ASSETS - 100.00%			$94,932,594

*	Non Income Producing Security.
+	This security or a portion of the security is out on loan at June 30, 2008. Total loaned securities had a market value of $18,095,257 at June 30, 2008.
^	Rate disclosed is as of June 30, 2008.

See Notes to Financial Statements.

34	Annual Report | June 30, 2008

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Ultra-Small Company Market Fund

MANAGER’S COMMENTARY

June 30, 2008

Dear Fellow Ultra-Small Company Market Fund Shareholder,

In the environment of the ongoing credit crisis and market downturn, our passively-managed Ultra-Small Company Market Fund declined 1.67% for the quarter ended June 30, 2008, providing a “cushion” of 3.86% against the decline of our primary market benchmark, the CRSP Cap Based Portfolio 10 Index, which declined 5.53%. The smallest companies were the hardest hit during this period, and this fact is reflected in our unfavorable performance versus our other benchmarks that invest in “larger” small companies. The Russell 2000 Index of small companies increased 0.58%, and the Lipper Small-Cap Stock Funds Index increased 1.78%. Given our primary investment strategy seeking to approximate the return of the CRSP 10 Index of ultra-small companies, it was a good quarter. Of course, on an absolute return basis, it was not.

For the same reasons above and due partly to strong CRSP 10 Index exposure to financial companies (there are a large number of very small banks), our Fund’s fiscal year performance was in “bear market” territory. The Fund declined a significant 21.72%; however, it provided a cushion of 5.59% relative to the CRSP 10 Index of ultra-small companies. Nevertheless, we underperformed our peer and small cap market indexes. The Lipper Small-Cap Stock Funds dropped 12.67%, and the Russell 2000 Index declined 16.19% over the same one-year period ending June 30, 2008. On a more positive note, and in line with the strategy of our Fund, Ultra-Small-Company Market Fund has rewarded our shareholders with double-digit returns and outperformed our primary benchmark (CRSP Cap-Based Portfolio 10 Index) over the past ten years as well as since inception in July 1997. Such long-term results always will remain the key objective of our firm. The shorter time frames have been—and we expect will continue to be—very bumpy along the way. This is the nature of ultra-small stocks: strong appreciation potential over the long term, strong diversification for larger-company dominated portfolios, and frequently bigger (and unpredictable) market moves both up and down.

Ultra-Small Company Market Fund is (generally) passively managed to track the CRSP 10 Index, though it holds many fewer stocks and considers turnover, costs, and tax efficiency in trade decisions. Therefore, the Fund may lag or exceed the return of its benchmark over any given period. The table below presents our June quarter, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance from inception.

	June Qtr. 4/1/08 to 6/30/08	1 Year 7/1/07 to 6/30/08	5 Year 7/1/03 to 6/30/08	10 Year 7/1/98 to 6/30/08	Life-to-Date 7/31/97 to 6/30/08

Ultra-Small Company Market Fund	-1.67%	-21.72%	9.18%	11.68%	11.97%
CRSP Cap-Based Port. 10 Index	-5.53%	-27.31%	10.04%	10.35%	10.60%
Lipper Small-Cap Stock Funds Index	1.78%	-12.67%	11.22%	5.59%	6.51%
Russell 2000 Index (small companies)	0.58%	-16.19%	10.29%	5.53%	6.09%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Lipper Small-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,780 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2008, Ultra-Small Company Market Fund ranked 44th of 97 micro-cap funds for the twelve months ended June 30, 2008, 31st of 66 over the last five years, 11th of 38 over the last ten years, and 7th of 30 since inception in July 1997. These long-term numbers and the graph below give two snapshots of our long-term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

36	Annual Report | June 30, 2008

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

Ultra-Small Company Market Fund vs. CRSP 10 Index & Lipper Small Company Funds Index & Russell 2000 Index Inception (7/31/97) to 6/30/08

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  As commodity prices continued to increase, six of the Fund’s top ten holdings came from the energy sector and combined to contribute over two percent to the overall return during the quarter. Five of our holdings, four of which were energy-related, actually doubled in value (and in some cases, much better), and a total of fifteen stocks increased by over 50% over the prior three months.

These are the ten best performers for the quarter ended June 30, 2008:

Rank	Description	Industry	% Gain
1	Royale Energy Inc	Oil & Gas	332.1%
2	James River Coal Co	Coal	235.7%
3	Fuel Systems Solutions Inc	Auto Parts & Equipment	188.8%
4	Brigham Exploration Co	Oil & Gas	160.8%
5	Clayton Williams Energy Inc	Oil & Gas	109.5%
6	Finish Line	Retail	82.8%
7	IXYS Corp	Semiconductors	74.8%
8	Cano Petroleum Inc	Oil & Gas	71.7%
9	Vaalco Energy Inc	Oil & Gas	70.4%
10	American Superconductor Corp	Electrical Components & Equipment	67.4%

These days, a lump of coal in the old holiday stocking actually would be a pretty good thing (ok, its 97 degrees in August in Bridgeway’s hometown of Houston). James River Coal Co. was the Fund’s second top performer, as its stock price soared over 200% during the quarter. With demand for coal increasing across the globe (particularly in developing nations), producers have benefited from a commodity shortage that in turn allows them to sell at the rapidly escalating prices. Supply issues have even prompted European utilities to turn to domestic coal producers to keep up with demand. Since James River Coal had very few long-term contracts, management was best able to accommodate some of these growing needs and effectively took advantage of the higher commodity prices. For the quarter, the company contributed just less than one percent to the return of the Fund.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Much of the negative economic news revolved around financial companies, and our Fund was not immune this quarter. Five of the poorest performers came from that sector and cost the Fund about half a percent in return. Consumers felt the strain of the ongoing economic weakness, and three related companies (cyclical and noncyclical) also made the worst performing list. Six of our holdings lost over 50% in value during the three-month period.

www.bridgeway.com	37

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

These are the ten stocks that performed the worst in the quarter ended June 30, 2008:

Rank	Description	Industry	% Loss
1	Indevus Pharmaceuticals Inc	Pharmaceuticals	-67.1%
2	First Regional Bancorp/Los Angeles CA	Banks	-59.5%
3	Superior Bancorp	Banks	-57.3%
4	Harrington West Financial Group Inc	Savings & Loans	-53.1%
5	I-many Inc	Internet	-51.9%
6	Independent Bank Corp/MI	Banks	-51.1%
7	Aldila Inc	Leisure Time	-49.7%
8	Consumer Portfolio Services	Diversified Financial Services	-48.2%
9	Introgen Therapeutics Inc	Pharmaceuticals	-47.7%
10	Soapstone Networks Inc	Telecommunications	-46.5%

Two pharmaceutical companies were among the Fund’s worst performers, including Indevus, which topped the list. The company is engaged in developing products that treat urology and endocrinology issues. In June, the FDA failed to approve a widely anticipated testosterone drug due to safety concerns and instead requested additional data that is expected to take the company another eighteen months to complete. The stock price plunged to a 52-week low on the disappointing news and cost the Fund just under a quarter of a percent in return.

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  Five energy-related companies highlighted the list of top performers and contributed almost two percent to the return of the Fund during the past 12-months. Such news was not surprising considering the rapid increase in commodities prices. However, what was most surprising was that three consumer-related companies also made the list including one each from the struggling retail and auto parts industries. Sometimes you can have a great company in a downtrodden industry.

Altogether, our top ten companies added about two and a half percentage points to our annual return. These are the ten best performers for the fiscal year ended June 30, 2008:

Rank	Description	Industry	% Gain
1	James River Coal Co	Coal	464.0%
2	Clayton Williams Energy Inc	Oil & Gas	315.4%
3	Finish Line	Retail	234.9%
4	Royale Energy Inc	Oil & Gas	226.3%
5	Brigham Exploration Co	Oil & Gas	169.7%
6	Contango Oil & Gas Co	Oil & Gas	155.9%
7	Rigel Pharmaceuticals Inc	Pharmaceuticals	154.3%
8	Axsys Technologies Inc	Electronics	143.3%
9	Fuel Systems Solutions Inc	Auto Parts & Equipment	132.2%
10	Document Sciences Corp	Software	131.9%

Finish Line, the country’s second largest athletic footwear retailer, operates about 700 stores in malls across the country. The company’s stock price had been on a steady decline after it announced its intent to acquire retailer Genesco in a joint deal with UBS last summer 2007. Soon after, management decided that such a transaction was not in the best interest of Finish Line, especially during the current sluggish retail environment. After some legal challenges, the company finally was able to abandon the deal in March, much to the delight of analysts and shareholders. The stock began rising immediately after news that the acquisition could be halted. In May, the company entered into an agreement with athletic attire giant Nike and opened a co-branded store. A month later, Finish Line announced earnings that beat analysts’ expectations. Finish Line rose over 200% during the fiscal year.

38	Annual Report | June 30, 2008

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  Financial services companies and bio-techs highlighted the list of poor performers for the fiscal year, and the results were definitely not very pretty. In fact, a couple of our ultra small-cap holdings were virtually worthless once the period came to a close. All ten of these poor performers plummeted by over 80% and, combined; they cost the Fund about one-and-a-half percent over the prior twelve months.

In spite of how negative the list of stocks below looks, it is noteworthy among the dynamics of ultra-small companies that the maximum theoretical decline is 100%, but the maximum increase is much higher. In fact, all ten of our top performing companies increased more than 100%, more than offsetting the carnage below. Or from another perspective, even as bad as they were, our worst ten stocks cost the Fund a percent and a half, but our best stocks (above) more than offset these (with more than a two and half percent return contribution).

These are the ten stocks that performed the worst for the fiscal year ended June 30, 2008:

Rank	Description	Industry	% Loss
1	Delta Financial Corp	Diversified Financial Services	-99.7%
2	Keryx Biopharmaceuticals Inc	Biotechnology	-94.0%
3	Federal Trust Corp	Savings & Loans	-89.2%
4	Sonus Pharmaceuticals Inc	Biotechnology	-89.0%
5	Neose Technologies Inc	Biotechnology	-84.7%
6	LodgeNet Interactive Corp	Media	-82.2%
7	Tarragon Corp	Real Estate	-80.8%
8	Fremont General Corp	Banks	-80.8%
9	Jupitermedia Corp	Internet	-80.8%
10	Spectrum Pharmaceuticals Inc	Pharmaceuticals	-80.6%

Even the most optimistic of investors and financial professionals will rarely make the claim that a 99.7% decline in value creates a “buying opportunity.” Delta Financial was a subprime mortgage lender (say no more) that filed for Chapter 11 bankruptcy protection in December 2007, suspended all new mortgage originations, and let go its 1,300 employees (some of whom followed up with lawsuits). Of note, the company had originated about $7 billion in mortgage loans between January 2006 and September 2007, but severely suffered when the subprime debacle surfaced and its entire business operations all but evaporated (along with its capital). Nevertheless, since we take many small positions, Delta Financial cost the Fund less than a quarter-of-a-percent in return for the full fiscal year.

Top Ten Holdings as of June 30, 2008

Two of the Fund’s top holdings at the end of the fiscal year were also among the best performers over the past quarter: Clayton Williams Energy and Brigham Exploration Co. Predictably, both companies operate within the energy sector. Because this passively managed fund is designed to model the ultra-small-cap index (CRSP 10), no one company comprises too great a percentage of its assets. In fact, the top ten holdings represent a meager ten and a half percent of Fund net assets. Since the maximum we typically invest in a new company is 0.2% of net assets, all of these companies made the list due to appreciation, not because we like them any better than another among our Fund’s holdings.

Rank	Description	Industry	Percent of Net Assets
1	Cal-Maine Foods Inc	Food	1.4%
2	Clayton Williams Energy Inc	Oil & Gas	1.3%
3	HUB Group Inc	Transportation	1.2%
4	Lufkin Industries Inc	Oil & Gas Services	1.1%
5	Spartan Stores Inc	Food	1.1%
6	Layne Christensen Co	Engineering & Construction	1.0%
7	Bolt Technology Corp	Oil & Gas Services	1.0%
8	Darling International Inc	Environmental Control	1.0%
9	Amedisys Inc	Healthcare-Services	0.9%
10	Brigham Exploration Co	Oil & Gas	0.9%

			10.9%

www.bridgeway.com	39

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

Industry Sector Representation as of June 30, 2008

Typically, any differences in the sector weightings between the Fund and the Index will be slight, as we are always trying to bring the Fund weightings back in line with the CRSP 10 Index. Occasional variances occur due to decisions that take into account the timing of cash flows, upcoming or recent Index quarterly rebalancing, Fund turnover, costs, and tax efficiency in this (generally) passively managed fund.

	% of Portfolio	% CRSP 10 Index	Difference
Basic Materials	2.6%	2.7%	-0.1%
Communications	8.6%	8.2%	0.4%
Consumer, Cyclical	11.9%	10.8%	1.1%
Consumer, Non-cyclical	23.7%	24.9%	-1.2%
Energy	7.9%	8.8%	-0.9%
Financial	16.8%	21.1%	-4.3%
Industrial	11.6%	11.2%	0.4%
Technology	8.6%	8.7%	-0.1%
Utilities	1.4%	1.5%	-0.1%
Diversified	0.4%	2.1%	-1.7%
Cash	6.5%	0.0%	6.5%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

40	Annual Report | June 30, 2008

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	41

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

COMMON STOCKS - 93.53%
Advertising - 0.43%
	inVentiv Health, Inc.*	110,400	$3,068,016

Aerospace/Defense - 0.40%
	CPI Aerostructures, Inc.*	31,400	243,978
	Ducommun, Inc.*	94,700	2,174,312
	LMI Aerospace, Inc.*	27,626	485,389

			2,903,679

Agriculture - 0.80%
	Andersons, Inc.+	129,002	5,251,671
	Maui Land & Pineapple Co., Inc.*+	17,155	505,215

			5,756,886

Airlines - 0.34%
	Hawaiian Holdings, Inc.*+	348,000	2,418,600

Apparel - 1.16%
	Cherokee, Inc.+	52,400	1,055,860
	G-III Apparel Group, Ltd.*	143,400	1,769,556
	Perry Ellis International, Inc.*	121,600	2,580,352
	Sport-Haley, Inc.*	104,900	208,751
	Tandy Brands Accessories, Inc.	65,009	358,199
	Unifi, Inc.*	441,900	1,113,588
	Weyco Group, Inc.+	46,875	1,243,594

			8,329,900

Auto Parts & Equipment - 1.40%
	Fuel Systems Solutions, Inc.*+	81,750	3,147,375
	Spartan Motors, Inc.+	242,470	1,811,251
	Titan International, Inc.	144,000	5,129,280

			10,087,906

Banks - 8.85%
	Abigail Adams National Bancorp	22,220	207,757
	American River Bankshares	42,000	414,120
	Arrow Financial Corp.	109,545	1,986,051
	Bancorp Rhode Island, Inc.	70,800	2,022,756
	Beach First National Bancshares, Inc.*	28,900	225,998
	Beverly Hills Bancorp, Inc.	147,900	248,472
	Cadence Financial Corp.+	7,830	84,799
	Camden National Corp.	52,400	1,219,872
	Capitol Bancorp, Ltd.+	53,392	478,926
	Cardinal Financial Corp.	287,700	1,801,002
	Cass Information Systems, Inc.+	101,070	3,237,272
	Center Bancorp, Inc.	68,342	597,993

Industry	Company	Shares	Value

Banks (continued)
	Central Bancorp, Inc.	12,300	$135,300
	Centrue Financial Corp.	31,200	340,080
	Community Bancorp*	61,944	310,339
	Enterprise Financial Services Corp.+	83,600	1,575,860
	Financial Institutions, Inc.	78,000	1,252,680
	First Bancorp	109,500	1,384,080
	First Community Bancshares, Inc.	35,796	1,009,447
	First Regional Bancorp*	60,400	338,844
	First Security Group, Inc.	106,900	596,502
	First South Bancorp, Inc.+	43,306	557,781
	Gateway Financial Holdings, Inc.+	87,654	672,306
	Green Bankshares, Inc.+	119,919	1,681,264
	Guaranty Federal Bancshares, Inc.	62,556	1,266,759
	Integra Bank Corp.	78,402	613,888
	Intervest Bancshares Corp., Class A	62,565	320,333
	Irwin Financial Corp.	99,359	267,276
	Lakeland BanCorp, Inc.	200,304	2,439,703
	Lakeland Financial Corp.	77,388	1,476,563
	MainSource Financial Group, Inc.	143,600	2,225,800
	Mercantile Bank Corp.	89,372	641,691
	Merchants Bancshares, Inc.	933	20,946
	MidWestOne Financial Group, Inc.	36,681	474,652
	NewBridge Bancorp	47,313	326,460
	Nexity Financial Corp.*	225,600	1,049,040
	Northeast Bancorp	4,700	52,170
	Oriental Financial Group+	239,900	3,420,974
	PAB Bankshares, Inc.+	71,400	586,194
	Pacific Mercantile Bancorp	71,000	543,150
	Pacific State Bancorp*+	26,386	214,518
	Pennsylvania Commerce Bancorp, Inc.*	27,751	667,412
	Peoples Bancorp, Inc.	75,600	1,434,888
	Pinnacle Financial Partners, Inc.*+	127,700	2,565,493
	Republic First Bancorp, Inc.*	75,971	551,549
	SCBT Financial Corp.	33,883	967,698
	Seacoast Banking Corp.+	195,369	1,516,063
	Shore Bancshares, Inc.+	95,455	1,786,918
	Sierra Bancorp+	75,000	1,237,500
	Smithtown Bancorp, Inc.+	70,730	1,149,362
	Southcoast Financial Corp.*	5,059	69,106
	Southern Community Financial Corp.	66,700	410,205
	Southside Bancshares, Inc.+	107,670	1,985,435
	State Bancorp, Inc.	34,500	431,250
	Sterling Bancorp	183,400	2,191,630

42	Annual Report | June 30, 2008

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

Common Stocks (continued)
Banks (continued)
	Suffolk Bancorp	42,800	$1,257,464
	Sun Bancorp, Inc.*	62,967	639,115
	Superior Bancorp*+	109,025	925,622
	Tennessee Commerce Bancorp, Inc.*+	46,300	766,265
	Union Bankshares Corp.	8,099	120,594
	United Security Bancshares+	100,700	1,464,178
	Univest Corp. of Pennsylvania+	57,865	1,149,199
	Washington Trust Bancorp, Inc.	54,577	1,075,167
	West Bancorporation, Inc.+	131,378	1,142,989

			63,824,720

Beverages - 0.45%
	Central European Distribution Corp.*+	9,900	734,085
	Green Mountain Coffee Roasters, Inc.*+	55,400	2,081,378
	Peet’s Coffee & Tea, Inc.*+	17,400	344,868
	Craft Brewers Alliance, Inc.	23,000	106,030

			3,266,361

Biotechnology - 3.13%
	Affymax, Inc.*+	29,303	466,211
	Anesiva, Inc.*+	150,464	443,869
	Avigen, Inc.*	298,900	863,821
	Dendreon Corp.*+	185,100	823,695
	Discovery Laboratories, Inc.*+	1,083,000	1,786,950
	Dynavax Technologies Corp.*	115,719	168,950
	Entremed, Inc.*	207,612	114,187
	Exact Sciences Corp.*	595,200	1,071,360
	Immunogen, Inc.*+	423,217	1,295,044
	Immunomedics, Inc.*+	416,148	886,395
	Maxygen, Inc.*	214,876	728,430
	Repligen Corp.*	41,134	194,152
	Sangamo Biosciences, Inc.*+	370,100	3,682,495
	Seattle Genetics, Inc.*+	373,255	3,157,737
	StemCells, Inc.*+	602,800	735,416
	Third Wave Technologies, Inc.*	449,000	5,010,840
	Vical, Inc.*+	337,600	1,137,712

			22,567,264

Industry	Company	Shares	Value

Building Materials - 0.24%
	AAON, Inc.	28,100	$541,206
	Comfort Systems USA, Inc.	43,900	590,016
	US Home Systems, Inc.*	145,600	572,208

			1,703,430

Chemicals - 1.71%
	Aceto Corp.	128,044	978,256
	American Pacific Corp.*	35,524	612,434
	American Vanguard Corp.+	152,000	1,869,600
	Balchem Corp.	89,975	2,081,122
	Landec Corp.*	205,000	1,326,350
	NewMarket Corp.	29,200	1,933,916
	Penford Corp.	11,592	172,489
	Quaker Chemical Corp.	99,700	2,658,002
	Symyx Technologies, Inc.*	96,894	676,320
	Tronox, Inc., Class A	16,600	52,456

			12,360,945

Coal - 0.43%
	James River Coal Co.*+	52,374	3,073,830

Commercial Services - 4.52%
	Bankrate, Inc.*+	83,885	3,277,387
	Carriage Services, Inc.*	134,500	887,700
	Corvel Corp.*	75,433	2,554,916
	Edgewater Technology, Inc.*	100,000	481,000
	Franklin Covey Co.*	192,400	1,670,032
	Geo Group, Inc.*	48,863	1,099,417
	Healthcare Services Group+	53,325	811,073
	Hill International, Inc.*	75,000	1,233,000
	HMS Holdings Corp.*	218,000	4,680,460
	Intersections, Inc.*	178,900	1,955,377
	Kendle International, Inc.*	22,390	813,429
	Learning Tree International, Inc.*	10,737	183,603
	Multi-Color Corp.	88,704	1,861,897
	National Research Corp.+	40,300	1,066,741
	On Assignment, Inc.*	173,500	1,391,470
	PRG-Schultz International, Inc.*	6,770	63,706
	RCM Technologies, Inc.*	170,459	734,678
	Standard Parking Corp.*	162,200	2,952,040
	Team, Inc.*	131,200	4,502,784
	The Hackett Group, Inc.*	65,614	376,624

			32,597,334

Computers - 2.68%
	Cogo Group, Inc.*	36,492	332,442
	Dot Hill Systems Corp.*	516,068	1,305,652
	Immersion Corp.*+	273,226	1,860,669
	Integral Systems, Inc.+	62,056	2,401,567

www.bridgeway.com	43

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

Common Stocks (continued)
Computers (continued)
	InterVoice, Inc.*	268,300	$1,529,310
	LaserCard Corp.*+	146,775	700,117
	Magma Design Automation, Inc.*	220,300	1,337,221
	Netscout Systems, Inc.*	236,500	2,525,820
	Radiant Systems, Inc.*	141,800	1,521,514
	RadiSys Corp.*	187,900	1,702,374
	SI International, Inc.*	76,700	1,606,098
	TechTeam Global, Inc.*	190,370	2,035,055
	Tier Technologies, Inc., Class B*	54,700	438,147

			19,295,986

Distribution/Wholesale - 0.52%
	Building Material Holding Corp.	67,150	118,856
	Chindex International, Inc.*+	80,550	1,181,668
	DEI Holdings, Inc.*+	336,700	572,390
	Infosonics Corp.*	430,900	323,175
	Navarre Corp.*	223,644	366,776
	Rentrak Corp.*	83,800	1,179,904

			3,742,769

Diversified Financial Services - 1.30%
	AeroCentury Corp.*+(a)	85,700	934,987
	Consumer Portfolio Services*+	332,800	489,216
	Cowen Group, Inc.*	32,158	248,260
	Encore Capital Group, Inc.*	85,986	759,256
	Federal Agricultural Mortgage Corp., Class C+	83,900	2,079,042
	International Assets Holding Corp.*	11,886	357,293
	TradeStation Group, Inc.*	245,974	2,496,636
	Westwood Holdings Group, Inc.	51,200	2,037,760

			9,402,450

Electric Utilities - 0.25%
	Central Vermont Public Service Corp.	81,600	1,580,592
	Unitil Corp.	9,400	254,834

			1,835,426

Electrical Components & Equipment - 0.32%
	American Superconductor Corp.*+	62,300	2,233,455
	TII Network Technologies, Inc.*	59,599	95,358

			2,328,813

Industry	Company	Shares	Value

Electronics - 1.93%
	Advanced Photonix, Inc., Class A*+	156,350	$267,359
	Axsys Technologies, Inc.*	86,887	4,521,599
	Frequency Electronics, Inc.	14,600	96,214
	Measurement Specialties, Inc.*	104,500	1,838,155
	Napco Security Systems, Inc.*	113,934	516,121
	OYO Geospace Corp.*	13,700	807,478
	Stoneridge, Inc.*	199,200	3,398,352
	UQM Technologies, Inc.*+	191,100	420,420
	Vicon Industries, Inc.*	132,800	694,544
	Zygo Corp.*	135,646	1,333,400

			13,893,642

Energy-Alternative Sources - 0.32%
	Evergreen Solar, Inc.*+	56,090	543,512
	Plug Power, Inc.*+	736,900	1,731,715

			2,275,227

Engineering & Construction - 1.14%
	Layne Christensen Co.*	161,900	7,089,601
	Michael Baker Corp.*	51,700	1,131,196

			8,220,797

Entertainment - 0.73%
	Canterbury Park Holding Corp.	59,400	540,540
	Dover Motorsports, Inc.	159,500	811,855
	Elixir Gaming Technologies, Inc.*+	375,500	450,600
	Great Wolf Resorts, Inc.*	337,900	1,476,623
	Progressive Gaming International Corp.*	498,500	623,125
	Silverleaf Resorts, Inc.*	388,800	874,800
	Steinway Musical Instruments*	18,314	483,490

			5,261,033

Environmental Control - 1.02%
	CECO Environmental Corp.*	60,575	356,787
	Darling International, Inc.*	424,600	7,014,392

			7,371,179

Food - 3.96%
	Cal-Maine Foods, Inc.+	312,700	10,315,973
	Imperial Sugar Co.+	121,316	1,884,038
	Lifeway Foods, Inc.*+	156,302	1,858,431
	M&F Worldwide Corp.*+	106,598	4,190,367
	Rocky Mountain Chocolate Factory, Inc.	113,543	1,093,419

44	Annual Report | June 30, 2008

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

Common Stocks (continued)
Food (continued)
	Spartan Stores, Inc.	343,650	$7,903,950
	Village Super Market, Class A	24,600	949,068
	Zapata Corp.*	57,600	402,624

			28,597,870

Forest Products & Paper - 0.03%
	Xerium Technologies, Inc.	62,373	246,997

Gas - 0.42%
	Chesapeake Utilities Corp.	33,988	874,171
	EnergySouth, Inc.+	44,232	2,170,022

			3,044,193

Hand/Machine Tools - 0.29%
	K-Tron International, Inc.*	10,600	1,373,760
	LS Starrett Co., Class A	29,200	690,288

			2,064,048

Healthcare - Products - 4.85%
	Abaxis, Inc.*	80,400	1,940,052
	Arrhythmia Research Technology*	109,100	640,417
	Atrion Corp.	39,148	3,751,161
	BioLase Technology, Inc.*	89,621	306,504
	Bovie Medical Corp.*	286,900	2,051,335
	Cantel Medical Corp.*	64,599	653,742
	Cardiac Science Corp.*	6,607	54,178
	Cerus Corp.*	181,815	743,623
	CryoLife, Inc.*	356,000	4,072,640
	Endologix, Inc.*+	589,800	1,362,438
	Hanger Orthopedic Group, Inc.*	146,317	2,412,767
	Merit Medical Systems, Inc.*	17,500	257,250
	Natus Medical, Inc.*	138,600	2,902,284
	NMT Medical, Inc.*	171,100	799,037
	NxStage Medical, Inc.*+	110,591	424,670
	Orthologic Corp.*	441,899	441,899
	Osteotech, Inc.*	10,215	58,123
	Palomar Medical Technologies, Inc.*	74,000	738,520
	Rochester Medical Corp.*+	128,000	1,333,760
	Span-America Medical Systems, Inc.	96,900	1,085,280
	Utah Medical Products, Inc.	49,900	1,426,641
	Vnus Medical Technologies, Inc.*	106,000	2,121,060
	Zoll Medical Corp.*	160,200	5,393,934

			34,971,315

Healthcare - Services - 2.06%
	Alliance Imaging, Inc.*	335,992	2,913,051
	Almost Family, Inc.*	11,600	308,560

Industry	Company	Shares	Value

Healthcare - Services (continued)
	Amedisys, Inc.*	133,460	$6,729,053
	America Service Group, Inc.*	93,000	850,950
	Five Star Quality Care, Inc.*	171,900	813,087
	NovaMed, Inc.*+	194,400	732,888
	Psychiatric Solutions, Inc.*	67,000	2,535,280

			14,882,869

Holding Companies - Diversified - 0.37%
	GSC Acquisition Co.*	122,592	1,151,139
	Resource America, Inc., Class A	164,800	1,535,936

			2,687,075

Home Builders - 0.55%
	Amrep Corp.+	17,100	813,789
	M/I Homes, Inc.	75,909	1,194,049
	Nobility Homes, Inc.	16,300	259,985
	Skyline Corp.	72,600	1,706,100

			3,973,923

Home Furnishings - 0.70%
	Audiovox Corp., Class A*	103,227	1,013,689
	Cobra Electronics Corp.	170,300	464,919
	DTS, Inc.*	112,000	3,507,840
	Koss Corp.	4,138	64,636

			5,051,084

Household Products/Wares - 0.15%
	Nashua Corp.*	38,600	386,000
	Russ Berrie & Co., Inc.*	90,400	720,488

			1,106,488

Housewares - 0.35%
	National Presto Industries, Inc.	38,804	2,490,441

Insurance - 1.98%
	21st Century Holding Co.	150,500	1,229,585
	American Independence Corp.*	45,135	288,864
	Amerisafe, Inc.*	108,900	1,735,866
	Donegal Group, Inc., Class A	53,750	853,013
	Investors Title Co.	56,432	2,744,852
	Meadowbrook Insurance Group, Inc.	370,400	1,963,120
	Mercer Insurance Group, Inc.	144,257	2,510,072
	Penn Treaty American Corp.*	162,300	785,532
	SeaBright Insurance Holdings, Inc.*	150,350	2,177,068

			14,287,972

www.bridgeway.com	45

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

Common Stocks (continued)
Internet - 4.04%
	1-800-FLOWERS.COM, Inc.*	247,000	$1,593,150
	A.D.A.M., Inc.*	125,700	935,837
	ActivIdentity Corp.*	453,900	1,239,147
	Aladdin Knowledge Systems, Ltd.*	51,974	701,649
	Art Technology Group, Inc.*	586,137	1,875,638
	Cybersource Corp.*	103,452	1,730,752
	Drugstore.Com*	819,834	1,557,685
	I-many, Inc.*	184,475	184,475
	Insure.com, Inc.*	30,400	100,320
	Jupitermedia Corp.*	164,000	229,600
	Keynote Systems, Inc.*	147,400	1,898,512
	Knot, Inc.*+	186,800	1,826,904
	Lionbridge Technologies, Inc.*	516,595	1,332,815
	LookSmart, Ltd.*	515,000	2,070,300
	Napster, Inc.*	1,118,900	1,588,838
	Network Engines, Inc.*	850,400	994,968
	New Motion, Inc.*+	168,139	699,458
	Online Resources Corp.*	165,400	1,381,090
	Perficient, Inc.*	186,138	1,798,093
	SumTotal Systems, Inc.*	429,730	2,011,136
	TheStreet.com, Inc.	335,500	2,184,105
	Zix Corp.*+	437,600	1,216,528

			29,151,000

Iron/Steel - 0.30%
	Friedman Industries	98,300	786,400
	Great Northern Iron Ore Property+	12,000	1,349,040

			2,135,440

Leisure Time - 0.58%
	Aldila, Inc.	97,779	560,274
	Cybex International, Inc.*+	162,100	552,761
	GameTech International, Inc.*	222,600	1,057,350
	Town Sports International Holdings, Inc.*+	216,900	2,025,846

			4,196,231

Lodging - 0.32%
	Interstate Hotels & Resorts, Inc.*	372,266	964,169
	Monarch Casino & Resort, Inc.*	2,185	25,783
	Red Lion Hotels Corp.*	166,600	1,327,802

			2,317,754

Industry	Company	Shares	Value

Machinery - Diversified - 1.67%
	Gehl Co.*	165,150	$2,442,569
	Hurco Cos, Inc.*+	126,434	3,905,546
	Twin Disc, Inc.	272,800	5,709,704

			12,057,819

Media - 0.91%
	Acacia Research Corp.	9,500	42,560
	ADDvantage Technologies Group, Inc.*	194,100	593,946
	DG FastChannel, Inc.*+	126,484	2,181,849
	Global Traffic Network, Inc.*	65,316	583,925
	Gray Television, Inc.	76,066	218,309
	Martha Stewart Living Omnimedia, Inc., Class A*+	115,752	856,565
	Nexstar Broadcasting Group, Inc., Class A*+	154,307	631,116
	Outdoor Channel Holdings, Inc.*+	91,431	638,188
	PRIMEDIA, Inc.	179,866	838,176

			6,584,634

Metal Fabrication - Hardware - 1.49%
	Ampco-Pittsburgh Corp.	89,800	3,994,304
	Furmanite Corp.*	151,200	1,206,576
	Ladish Co., Inc.*	20,132	414,518
	LB Foster Co. Class A*	95,300	3,163,960
	Northwest Pipe Co.*	11,347	633,163
	Sun Hydraulics Corp.	41,349	1,334,332

			10,746,853

Mining - 0.62%
	United States Lime & Minerals, Inc.*	53,700	2,124,909
	Uranerz Energy Corp.*+	686,100	2,291,574
	Vista Gold Corp.*+	11,300	41,245

			4,457,728

Miscellaneous Manufacturing - 1.33%
	AZZ, Inc.*+	68,000	2,713,200
	Ceradyne, Inc.*	54,025	1,853,057
	EnPro Industries, Inc.*	13,600	507,824
	Flanders Corp.*	85,183	515,357
	Park-Ohio Holdings Corp.*	98,597	1,455,292
	Raven Industries, Inc.	35,600	1,166,968
	Spire Corp.*+	111,400	1,390,272

			9,601,970

Oil & Gas - 4.34%
	American Oil & Gas, Inc.*	192,550	754,796
	ATP Oil & Gas Corp.*+	29,600	1,168,312

46	Annual Report | June 30, 2008

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

Common Stocks (continued)
Oil & Gas (continued)
	Brigham Exploration Co.*	388,500	$6,149,955
	Callon Petroleum Co.*	156,600	4,284,576
	Cano Petroleum, Inc.*	327,800	2,602,732
	Clayton Williams Energy, Inc.*+	82,500	9,070,875
	Contango Oil & Gas Co.*	10,000	929,200
	Royale Energy, Inc.*+	93,856	1,176,016
	Teton Energy Corp.*+	234,500	1,170,155
	Vaalco Energy, Inc.*	473,100	4,007,157

			31,313,774

Oil & Gas Services - 2.77%
	Bolt Technology Corp.*+	311,263	7,025,206
	Dawson Geophysical Co.*	15,799	939,409
	Lufkin Industries, Inc.	95,742	7,973,394
	Matrix Service Co.*	65,232	1,504,250
	Omni Energy Services Corp.*+	266,105	1,705,733
	TGC Industries, Inc.*	96,027	854,640

			20,002,632

Packaging & Containers - 0.15%
	AEP Industries, Inc.*	63,000	1,094,310

Pharmaceuticals - 3.75%
	Adolor Corp.*	157,918	865,391
	Anika Therapeutics, Inc.*	197,639	1,697,719
	Array Biopharma, Inc.*	83,514	392,516
	Auxilium Pharmaceuticals, Inc.*+	98,855	3,323,505
	Caraco Pharmaceutical Laboratories, Ltd.*	42,300	558,360
	EPIX Pharmaceuticals, Inc.*+	210,060	363,404
	Indevus Pharmaceuticals, Inc.*+	480,300	754,071
	Inspire Pharmaceuticals, Inc.*	334,070	1,429,820
	Integrated Biopharma, Inc.*	54,100	134,709
	Introgen Therapeutics, Inc.*+	98,980	153,419
	Mannatech, Inc.+	90,680	493,299
	Matrixx Initiatives, Inc.*	41,319	688,374
	MiddleBrook Pharmaceuticals, Inc.*+	242,982	821,279
	Omega Protein Corp.*	14,960	223,652
	Pain Therapeutics, Inc.*+	114,000	900,600
	Quigley Corp.*+	124,000	638,600
	Reliv International, Inc.+	206,200	1,127,914
	Rigel Pharmaceuticals, Inc.*+	220,562	4,997,935
	Sciclone Pharmaceuticals, Inc.*+	677,800	1,037,034
	Sciele Pharma, Inc.+	212,800	4,117,680
	Spectrum Pharmaceuticals, Inc.*+	463,400	644,126
	Theragenics Corp.*	459,131	1,666,645

			27,030,052

Industry	Company	Shares	Value

Real Estate - 0.34%
	Consolidated-Tomoka Land Co.+	43,800	$1,842,228
	Meruelo Maddux Properties, Inc.*	18,401	40,114
	Stratus Properties, Inc.*+	32,300	561,697

			2,444,039

Retail - 5.19%
	Allion Healthcare, Inc.*	314,500	1,792,650
	America’s Car-Mart, Inc.*+	154,500	2,768,640
	Buffalo Wild Wings, Inc.*+	95,000	2,358,850
	Build-A-Bear Workshop, Inc.*	48,400	351,868
	EZCORP, Inc., Class A*	294,600	3,756,150
	Famous Dave’s of America, Inc.*	172,400	1,327,480
	Frisch’s Restaurants, Inc.	47,800	1,100,834
	GTSI Corp.*	17,086	129,341
	Hastings Entertainment, Inc.*	79,800	639,198
	Haverty Furniture Cos., Inc.+	26,500	266,060
	Hot Topic, Inc.*	375,258	2,030,146
	Krispy Kreme Doughnuts, Inc.*+	555,700	2,772,943
	Luby’s, Inc.*	252,700	1,541,470
	O’ Charley’s, Inc.	26,998	271,600
	PC Connection, Inc.*	152,438	1,419,198
	PC Mall, Inc.*	182,200	2,470,632
	PetMed Express, Inc.*+	211,999	2,596,988
	Pricesmart, Inc.+	126,200	2,496,236
	Rush Enterprises, Inc., Class A*	65,400	785,454
	Rush Enterprises, Inc., Class B*	65,400	710,244
	Sport Supply Group, Inc., Class A	178,000	1,828,060
	The Finish Line, Inc. Class A*	240,324	2,090,819
	The Walking Co. Holdings, Inc.*+	147,000	826,140
	Zones, Inc.*	136,767	1,070,885

			37,401,886

Savings & Loans - 4.31%
	Abington Bancorp, Inc.	251,680	2,295,322
	American Bancorp of New Jersey	183,800	1,891,302
	Berkshire Hills Bancorp, Inc.	57,500	1,359,875
	Citizens Community Bancorp, Inc.	90,400	723,200
	Citizens First Bancorp, Inc.	157,300	943,800
	Clifton Savings Bancorp, Inc.+	127,300	1,239,902
	ESSA Bancorp, Inc.	4,138	51,808
	Fidelity Bancorp, Inc.	47,512	592,000

www.bridgeway.com	47

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

Common Stocks (continued)
Savings & Loans (continued)
	First Financial Holdings, Inc.	73,072	$1,255,377
	First Financial Northwest, Inc.	34,723	344,799
	First Pactrust Bancorp, Inc.	53,800	694,020
	First Place Financial Corp.	134,000	1,259,600
	Harrington West Financial Group, Inc.	86,320	330,606
	HMN Financial, Inc.	36,213	559,491
	Home Federal Bancorp, Inc.	90,425	891,590
	Indiana Community Bancorp	14,076	230,846
	Legacy Bancorp, Inc.	81,700	942,001
	LSB Corp.	76,350	1,117,000
	OceanFirst Financial Corp.	159,400	2,877,170
	Pacific Premier Bancorp, Inc.*	28,400	146,260
	Provident Financial Holdings, Inc.	41,100	387,984
	Pulaski Financial Corp.	113,193	1,075,333
	Rainier Pacific Financial Group, Inc.	61,400	586,370
	Rockville Financial, Inc.	78,200	982,192
	Rome Bancorp, Inc.	36,219	402,031
	Teche Holding Co.	11,400	418,038
	Timberland Bancorp, Inc.	120,609	967,284
	United Community Financial Corp.+	478,704	1,795,140
	United Financial Bancorp, Inc.	86,641	967,780
	United Western Bancorp, Inc.	59,600	748,576
	Westfield Financial, Inc.	279,800	2,532,190
	Willow Financial Bancorp, Inc.	900	7,335
	WSB Holdings, Inc.	95,850	503,213

			31,119,435

Semiconductors - 3.15%
	Amtech Systems, Inc.*	22,546	242,144
	Anadigics, Inc.*+	255,258	2,514,291
	AXT, Inc.*	354,800	1,486,612
	Bookham, Inc.*+	967,100	1,634,399
	Catalyst Semiconductor, Inc.*	240,100	1,042,034
	CEVA, Inc.*	186,900	1,489,593
	Diodes, Inc.*+	47,237	1,305,631
	Integrated Silicon Solution, Inc.*	297,741	1,655,440
	IXYS Corp.*	45,110	538,613
	Kopin Corp.*	445,000	1,277,150
	Leadis Technology, Inc.*	403,300	645,280
	Microtune, Inc.*	289,700	1,002,362
	Pericom Semiconductor Corp.*	249,600	3,704,064

Industry	Company	Shares	Value

Semiconductors (continued)
	QuickLogic Corp.*	352,900	$589,343
	Ramtron International Corp.*	410,000	1,726,100
	Techwell, Inc.*	154,000	1,897,280

			22,750,336

Software - 2.79%
	Actuate Corp.*	652,030	2,549,437
	American Software, Inc., Class A	236,538	1,334,074
	Bottomline Technologies, Inc.*	227,800	2,216,494
	Callidus Software, Inc.*	250,100	1,250,500
	CAM Commerce Solutions, Inc.	35,649	1,415,622
	Captaris, Inc.*	337,052	1,365,060
	Concur Technologies, Inc.*	56,900	1,890,787
	Digi International, Inc.*	112,936	886,548
	Double-Take Software, Inc.*+	82,231	1,129,854
	Ebix, Inc.*+	7,287	566,346
	Innodata Isogen, Inc.*	191,306	535,657
	Interactive Intelligence, Inc.*	168,700	1,963,668
	Quality Systems, Inc.+	46,100	1,349,808
	SeaChange International, Inc.*	237,200	1,698,352

			20,152,207

Telecommunications - 3.20%
	Anaren, Inc.*	55,312	584,648
	Applied Signal Technology, Inc.	12,673	173,113
	Avanex Corp.*	123,730	139,815
	Aware, Inc.*	193,310	583,796
	Comarco, Inc.*+	12,100	44,044
	Communications Systems, Inc.	7,000	75,250
	Globecomm Systems, Inc.*	256,800	2,121,168
	HickoryTech Corp.	5,895	48,752
	Hypercom Corp.*	420,200	1,848,880
	Knology, Inc.*	229,700	2,524,403
	KVH Industries, Inc.*	208,100	1,733,473
	MRV Communications, Inc.*	924,835	1,100,553
	Oplink Communications, Inc.*	188,600	1,810,560
	Orbcomm, Inc.*+	287,000	1,635,900
	Parkervision, Inc.*+	208,100	2,066,433
	Soapstone Networks, Inc.*	345,601	1,323,652
	SureWest Communications	64,503	543,760
	Telular Corp.*+	240,200	917,564
	Tessco Technologies, Inc.*	111,500	1,525,320
	USA Mobility, Inc.	96,034	725,057
	Warwick Valley Telephone Co.	4,400	46,464

48	Annual Report | June 30, 2008

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

Common Stocks (continued)
Telecommunications (continued)
	Westell Technologies, Inc., Class A*	544,900	$735,615
	WPCS International, Inc.*+	139,000	785,350

			23,093,570

Textiles - 0.09%
	Culp, Inc.*	94,400	662,688

Transportation - 1.72%
	Celadon Group, Inc.*	256,275	2,560,187
	HUB Group, Inc., Class A*	253,600	8,655,368
	Patriot Transportation Holding, Inc.*	15,300	1,224,000

			12,439,555

Water - 0.69%
	Connecticut Water Service, Inc.	48,900	1,095,360
	Middlesex Water Co.	64,957	1,077,637
	Southwest Water Co.+	183,500	1,838,670
	York Water Co.	68,550	998,773

			5,010,440

TOTAL COMMON STOCKS - 93.53%			674,754,821

(Cost $549,714,368)

MONEY MARKET FUNDS - 4.91%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	2.61%	35,432,293	35,432,293

TOTAL MONEY MARKET FUNDS - 4.91%			35,432,293

(Cost $35,432,293)

TOTAL INVESTMENTS - 98.44%			$710,187,114
(Cost $585,146,661)
Other Assets in Excess of Liabilities - 1.56%			11,224,487

NET ASSETS - 100.00%			$721,411,601

*	Non Income Producing Security.
+	This security or a portion of the security is out on loan at June 30, 2008. Total loaned securities had a market value of $156,993,337 at June 30, 2008.
^	Rate disclosed is as of June 30, 2008.

(a)	Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Transactions during the year with companies which are or were affiliates are as follows:

Name of Issuer	Shares Held as of Beginning of Year	Gross Additions	Gross Reductions	Income	Shares Held as of End of Year	Value as of End of Year
AeroCentury Corp.	143,800	$-	$647,329	$-	85,700	$934,987

	143,800	$-	$647,329	$-	85,700	$934,987

See Notes to Financial Statements.

www.bridgeway.com	49

Micro-Cap Limited Fund

MANAGER’S COMMENTARY

June 30, 2008

Dear Fellow Micro-Cap Limited Fund Shareholder,

For the quarter ending June 30, 2008, our Fund increased by 2.32% and outperformed our primary benchmark, the CRSP Cap-Based Portfolio 9 Index, which actually lost 2.79% for the quarter. We beat our other two performance benchmarks as well: the Russell 2000 Index of small companies climbed 0.58% and the Lipper Small-Cap Stock Funds Index rose 1.78%. Our Fund withstood the onslaught of negative news surrounding the economy, the financial services sector, and threats of inflation from the continued increases in food and energy prices. We have now outperformed our primary market benchmark three quarters out of the last four, and we are quite pleased.

For the full fiscal year ending June 30, 2008, Micro-Cap Limited Fund declined a significant 17.58%, as the economic news was especially hard on some of the markets’ micro-cap stocks. Nevertheless, we provided a cushion of more than seven percentage points relative to our primary market benchmark of micro-cap companies, the CRSP 9 Index—exactly what we hope to do in a bear market decline. Smaller and mid-size companies as a whole were not hit as hard; consequently, our performance lagged the Russell 2000 Index of small companies (down 16.19%) as well as the Lipper Small-Cap Stock Funds (down 12.67%).

Stepping back from the short-term performance picture, we still lag the five-year record of our primary market benchmark by 0.7% per year, but lead it since inception by more than five percent per year. Market and peer-beating returns over the long haul remain one of our firms’ top goals. The table below presents our June quarter, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	June Qtr. 4/1/08 to 6/30/08	1 Year 7/1/07 to 6/30/08	5 Year 7/1/03 to 6/30/08	10 Year 7/1/98 to 6/30/08	Life-to-Date 6/30/98 to 6/30/08

Micro-Cap Limited Fund	2.32%	-17.58%	6.93%	12.84%	12.84%
CRSP Cap-Based Portfolio 9 Index	-2.79%	-24.97%	7.63%	7.59%	7.59%
Lipper Small-Cap Stock Funds Index	1.78%	-12.67%	11.22%	5.59%	5.59%
Russell 2000 Index (small stocks)	0.58%	-16.19%	10.29%	5.53%	5.53%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Lipper Small-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 644 publicly traded U.S. micro-cap stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc., for the period ended June 30, 2008, the Micro-Cap Limited Fund ranked 21st of 97 micro-cap funds for the last twelve months ended June 30, 2008, 53rd of 66 such funds for the last five years, 5th of 38 funds for the last 10 years and 5th of 40 funds since inception in June, 1998. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

50	Annual Report | June 30, 2008

Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

Micro-Cap Limited Fund vs. CRSP 9 Index & Lipper Small Company Funds Index & Russell 2000 Index 6/30/98 to 6/30/08

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  With eight industries in six sectors represented in the list of top performers, the Fund found winners in a variety of places during the quarter. The share prices of four holdings actually increased greater than 50% during the three-month period and contributed over three percent to the return of the Fund.

These are the ten best-performing stocks for the quarter ended June 30, 2008:

Rank	Description	Industry	% Gain
1	T-3 Energy Services Inc	Oil & Gas Services	86.7%
2	General Steel Holdings Inc	Iron/Steel	67.8%
3	Superior Essex Inc	Electrical Components & Equipment	59.0%
4	Fushi Copperweld Inc	Electrical Components & Equipment	57.8%
5	Systemax Inc	Retail	46.4%
6	Chart Industries Inc	Machinery-Diversified	43.7%
7	Olympic Steel Inc	Iron/Steel	41.0%
8	eResearchTechnology Inc	Internet	40.4%
9	Darwin Professional Underwriters Inc	Insurance	36.9%
10	Arena Resources Inc	Oil & Gas	36.5%

There’s no place like home. While we seek out quality companies all across the U.S. (and some international companies trading on U.S. exchanges), it’s always nice to find good ones right in our own backyard. Houston, Texas-based T-3 Energy Services was the Fund’s top performer of the quarter and contributed over one percent to the overall return. The company provides products and services to energy-related firms engaged in the drilling and completion of oil and gas wells. As energy prices continued to soar during the period, exploration and production companies began investing additional capital in drilling opportunities, and T-3 reaped the rewards of additional demand for its products. In May, the company reported higher than expected earnings and credited two recent acquisitions (Energy Equipment Corp. and HP&T Products) as major contributors. T-3 has also been expanding it global footprint by bringing in new business from Russia and the Middle East. Its stock price moved to a new 52-week high at the end of the quarter.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Much of the negative economic news revolved around financial companies, and two of the poorest performers came from that sector. These cost the Fund just under half a percent in return. Six different sectors were represented in the list of worst performers, and all ten of these holdings lost over 20% during the past three months.

www.bridgeway.com	51

Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

These are the ten worst-performing stocks for the quarter ended June 30, 2008:

Rank	Description	Industry	% Loss
1	BioScrip Inc	Pharmaceuticals	-61.7%
2	Pier 1 Imports Inc	Retail	-53.0%
3	Bidz.com Inc	Internet	-34.1%
4	Administradora de Fondos de Pensiones Prov	Investment Companies	-31.1%
5	Providence Service Corp/The	Commercial Services	-29.6%
6	Pricesmart Inc	Retail	-28.6%
7	1-800-FLOWERS.COM Inc	Internet	-28.3%
8	Epicor Software Corp	Software	-28.1%
9	Columbus McKinnon Corp/NY	Machinery-Diversified	-22.3%
10	Oriental Financial Group Inc	Banks	-21.4%

Pier 1 Imports is a home furnishing retailer that has been affected both by the weakness in housing and the ongoing nervousness among consumers leading to reduced buying activity. Its stock was the Fund’s second poorest performer for the quarter and lost over 50% of its value during the three-month period. In June, the company made an $88 million dollar bid for specialty retailer Cost Plus, which management felt would offer a nice complement to its existing product lines. However, a few days later, Pier 1 announced quarterly earnings that were well below Wall Street’s (and its own) projections. The company also reported declining sales in May. By late June, it withdrew its offer for Cost Plus, and many analysts agreed the timing of such a move would not prove beneficial. For the quarter, Pier 1 cost the Fund over half a percent in return, but we are still holding this one. (or…”our models have not yet signaled a sell” but let’s not say that we’re “sitting on it”)

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  Four industrial companies highlighted the list of top performers during the twelve-month period. Some of these companies benefited from international business (where a weak dollar proved helpful). Combined, the five holdings contributed over two percent to the Fund’s return. While many micro-cap companies struggled during the fiscal year, nine of our holdings increased by over 50% for the three-month period.

These are the ten best performers for the fiscal year ended June 30, 2008:

Rank	Description	Industry	% Gain
1	T-3 Energy Services Inc	Oil & Gas Services	102.4%
2	Chart Industries Inc	Machinery-Diversified	82.5%
3	Darling International Inc	Environmental Control	80.7%
4	EDO Corp	Aerospace/Defense	71.1%
5	Cal-Maine Foods Inc	Food	68.5%
6	General Steel Holdings Inc	Iron/Steel	63.2%
7	eResearchTechnology Inc	Internet	59.3%
8	Arena Resources Inc	Oil & Gas	52.8%
9	Open Text Corp	Software	52.2%
10	Fushi Copperweld Inc	Electrical Components & Equipment	47.4%

Judging by the number of breakfast burrito wrappers (we’re in Texas) left on the Bridgeway trading floor, it is obvious that eggs are in hot demand these days. (Just kidding; we on the portfolio management side are going to pay for that comment!) Cal-Maine Foods is the largest domestic egg producer and was among the Fund’s best performers of the fiscal year. In January, the company announced that revenues had skyrocketed by over 60%, with strong exports contributing to another solid quarter. In April, it announced another strong quarter, and demand continued to grow worldwide, despite the record high prices of eggs. The company also announced a lucrative (for shareholders) variable dividend policy and will pay out a

52	Annual Report | June 30, 2008

Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

third of its income each quarter. In June, the egg giant got even bigger as it acquired a majority interest in Zephyr Eggs, a regional company with a stronghold on the Florida market. For the twelve-month period, Cal-Maine rose almost 70% and contributed about three-quarters of a percent to the Fund’s return.

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  The good news: The Fund managed to avoid the worst of the financial crisis, as no related company made the list of poor performers. The bad news: The negativity prompted caution among consumers and five related companies (cyclical and noncyclical) made the list of poor performers for the fiscal year. Combined, these five holdings cost the Fund over three percent in return. Further, other industries have been impacted by the slowdown in activity. All told, seven firms owned by the Fund during the twelve-month period lost over 50% in value.

These are the ten stocks that performed the worst in the fiscal year ended June 30, 2008:

Rank	Description	Industry	% Loss
1	China Fire & Security Group Inc	Miscellaneous Manufacturing	-71.8%
2	BioScrip Inc	Pharmaceuticals	-68.8%
3	Novatel Wireless Inc	Telecommunications	-55.2%
4	Hardinge Inc	Hand/Machine Tools	-53.0%
5	Pier 1 Imports Inc	Retail	-53.0%
6	Astronics Corp	Aerospace/Defense	-51.8%
7	Kforce Inc	Commercial Services	-50.1%
8	Spartan Stores Inc	Food	-47.6%
9	Perry Ellis International Inc	Apparel	-47.0%
10	Shutterfly Inc	Internet	-46.9%

Broadband provider Novatel Wireless was one such holding that dropped over 50% during the fiscal year and cost the Fund about one percent in return. Throughout much of 2007, the demand for wireless services skyrocketed, and the firm benefited from escalating sales. However, in more recent months, the weaker economy and lackluster consumer activity have prompted a slowdown in the growth of the wireless market. In February, the company warned that first quarter results may be weaker than expected. The stock price took it on the chin and we KO’d it out of the Fund.

Top Ten Holdings as of June 30, 2008

Only two of the Fund’s top holdings at the end of the fiscal year were also on our list of top performers for the quarter: T-3 Energy Services and Chart Industries. While our top holding accounted for over four and one-half percent of the net assets, no other stock represented greater than three percent of the Fund.

Rank	Description	Industry	% of Net Assets
1	Axsys Technologies, Inc.	Electronics	4.7%
2	Darling International, Inc.	Environmental Control	3.0%
3	Cal-Maine Foods, Inc.	Food	2.9%
4	Gulfmark Offshore, Inc.	Transportation	2.6%
5	Hill International, Inc.	Commercial Services	2.6%
6	T-3 Energy Services, Inc.	Oil & Gas Services	2.3%
7	Life Sciences Research, Inc.	Healthcare-Services	2.0%
8	PriceSmart, Inc.	Retail	2.0%
9	Hawaiian Holdings, Inc.	Airlines	1.9%
10	Chart Industries, Inc.	Machinery-Diversified	1.8%

			25.8%

www.bridgeway.com	53

Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

Industry Sector Representation as of June 30, 2008

Our Fund’s concentration in industrial stocks (as well as their superior performance) contributed nicely to the June quarter success. Similarly, dramatic underweighting among financial stocks helped our relative performance, as these were a significant drag in performance of our benchmarks. Major changes since last quarter were an increase in industrial stocks and a decrease in both technology and consumer non-cyclicals.

	% of Net Assets	% S&P Small-Cap Index	Difference
Basic Materials	7.8%	3.0%	4.8%
Communications	6.6%	3.7%	2.9%
Consumer, Cyclical	10.5%	13.6%	-3.1%
Consumer, Non-cyclical	17.9%	18.4%	-0.5%
Energy	6.4%	11.1%	-4.7%
Financial	4.7%	15.3%	-10.6%
Industrial	37.1%	19.3%	17.8%
Technology	6.3%	10.3%	-4.0%
Utilities	1.0%	5.3%	-4.3%
Cash	1.7%	0.0%	1.7%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in micro-cap companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Micro-Cap Limited Fund remains closed to new shareholders, but is open to your additional investments. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

54	Annual Report | June 30, 2008

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	55

Bridgeway Micro-Cap Limited Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

COMMON STOCKS - 98.29%
Airlines - 1.87%
	Hawaiian Holdings, Inc.*	102,800	$714,460

Banks - 1.89%
	Oriental Financial Group	10,900	155,434
	Park National Corp.+	6,600	355,740
	Republic Bancorp, Inc., Class A	8,495	208,977

			720,151

Building Materials - 1.03%
	NCI Building Systems, Inc.*	10,700	393,011

Chemicals - 4.23%
	Innophos Holdings, Inc.+	9,200	293,940
	NewMarket Corp.	4,700	311,281
	Quaker Chemical Corp.	24,000	639,840
	Stepan Co.	8,100	369,522

			1,614,583

Commercial Services - 7.61%
	CBIZ, Inc.*	32,200	255,990
	Corvel Corp.*	12,500	423,375
	Exponent, Inc.*	12,300	386,343
	Hill International, Inc.*	59,200	973,248
	ICF International, Inc.*	31,400	521,868
	Providence Service Corp.*	7,100	149,881
	TNS, Inc.*	8,000	191,680

			2,902,385

Computers - 1.01%
	Manhattan Associates, Inc.*	16,200	384,426

Electrical Components & Equipment - 3.77%
	Capstone Turbine Corp.*	111,700	468,023
	Fushi Copperweld, Inc.*+	13,500	320,355
	Graham Corp.	6,200	459,482
	Insteel Industries, Inc.	10,300	188,593

			1,436,453

Electronics - 6.96%
	Axsys Technologies, Inc.*	34,300	1,784,972
	Badger Meter, Inc.	4,200	212,226
	OSI Systems, Inc.*	8,300	177,786
	Stoneridge, Inc.*	28,100	479,386

			2,654,370

Engineering & Construction - 1.87%
	Layne Christensen Co.*	4,400	192,676
	Stanley, Inc.*	15,500	519,560

			712,236

Industry	Company	Shares	Value

Environmental Control - 4.27%
	Calgon Carbon Corp.*+	30,000	$463,800
	Darling International, Inc.*	70,400	1,163,008

			1,626,808

Food - 2.89%
	Cal-Maine Foods, Inc.+	33,400	1,101,866

Forest Products & Paper - 0.94%
	Glatfelter	26,500	358,015

Gas - 1.04%
	The Laclede Group, Inc.	9,800	395,626

Hand/Machine Tools - 1.26%
	K-Tron International, Inc.*	3,700	479,520

Healthcare - Products - 1.09%
	Hanger Orthopedic Group, Inc.*	600	9,894
	Somanetics Corp.*	19,200	407,040

			416,934

Healthcare - Services - 2.04%
	Life Sciences Research, Inc.*	27,600	779,424

Insurance - 2.16%
	Navigators Group, Inc.*	8,000	432,400
	Tower Group, Inc.	18,400	389,896

			822,296

Internet - 3.97%
	1-800-FLOWERS.COM, Inc., Class A*	46,619	300,693
	Bidz.com, Inc.*+	31,400	273,494
	EarthLink, Inc.*+	48,600	420,390
	eResearchTechnology, Inc.*	29,900	521,456

			1,516,033

Investment Companies - 0.65%
	Administradora de Fondos de Pensiones Provida SA - Sponsored ADR	9,700	247,641

Iron/Steel - 2.66%
	General Steel Holdings, Inc.*+	29,800	468,456
	Olympic Steel, Inc.	7,200	546,624

			1,015,080

Machinery - Diversified - 4.04%
	Altra Holdings, Inc.*	11,400	191,634
	Chart Industries, Inc.*	14,000	680,960

56	Annual Report | June 30, 2008

Bridgeway Micro-Cap Limited Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

Common Stocks (continued)
Machinery - Diversified (continued)
	Columbus McKinnon Corp.*	6,900	$166,152
	Gerber Scientific, Inc.*	7,100	80,798
	Tecumseh Products Co., Class A*	12,800	419,584

			1,539,128

Metal Fabrication - Hardware - 3.95%
	Ampco-Pittsburgh Corp.	6,800	302,464
	CIRCOR International, Inc.	3,700	181,263
	Furmanite Corp.*	57,225	456,655
	Northwest Pipe Co.*	4,100	228,780
	Sun Hydraulics Corp.	10,400	335,608

			1,504,770

Miscellaneous Manufacturing - 4.23%
	AZZ, Inc.*	10,200	406,980
	Koppers Holdings, Inc.	13,400	561,058
	LSB Industries, Inc.*+	32,600	645,480

			1,613,518

Oil & Gas - 1.33%
	Arena Resources, Inc.*	9,600	507,072

Oil & Gas Services - 5.11%
	Dawson Geophysical Co.*	5,500	327,030
	Gulf Island Fabrication, Inc.	9,400	459,942
	North American Energy Partners, Inc.*	13,700	297,016
	T-3 Energy Services, Inc.*	10,900	866,223

			1,950,211

Pharmaceuticals - 4.17%
	BioScrip, Inc.*	117,800	305,102
	Neogen Corp.*	16,462	376,815
	Omega Protein Corp.*	25,700	384,215
	Questcor Pharmaceuticals, Inc.*	112,700	522,928

			1,589,060

Retail - 8.64%
	EZCORP, Inc., Class A*	52,382	667,870
	PC Connection, Inc.*	49,400	459,914
	PetMed Express, Inc.*	40,400	494,900
	Pier 1 Imports, Inc.*+	52,900	181,976
	Pricesmart, Inc.	38,000	751,640
	Systemax, Inc.+	31,800	561,270
	The Wet Seal, Inc., Class A*	37,500	178,875

			3,296,445

Semiconductors - 0.37%
	Pericom Semiconductor Corp.*	9,500	140,980

Industry	Company	Shares	Value

Software - 4.92%
	CSG Systems International, Inc.*	15,900	$175,218
	Ebix, Inc.*	6,000	466,320
	JDA Software Group, Inc.*	27,600	499,560
	Open Text Corp.*+	10,500	337,050
	Tyler Technologies, Inc.*	29,500	400,315

			1,878,463

Telecommunications - 2.61%
	Harmonic, Inc.*	47,200	448,872
	Sierra Wireless, Inc.*+	24,000	350,400
	UTStarcom, Inc.*	35,600	194,732

			994,004

Transportation - 5.29%
	Gulfmark Offshore, Inc.*	17,298	1,006,398
	Pacer International, Inc.	20,300	436,653
	Ultrapetrol (Bahamas) Ltd.*	30,200	380,822
	Universal Truckload Services, Inc.*	8,800	193,776

			2,017,649

Trucking & Leasing - 0.42%
	TAL International Group, Inc.	7,100	161,454

TOTAL COMMON STOCKS - 98.29%			37,484,072

(Cost $34,538,200)

MONEY MARKET FUNDS - 0.63%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	2.61%	238,444	238,444

TOTAL MONEY MARKET FUNDS - 0.63%			238,444

(Cost $238,444)

TOTAL INVESTMENTS - 98.92%			$37,722,516
(Cost $34,776,644)
Other Assets in Excess of Liabilities - 1.08%			412,991

NET ASSETS - 100.00%			$38,135,507

*	Non Income Producing Security.
+	This security or a portion of the security is out on loan at June 30, 2008. Total loaned securities had a market value of $6,074,877 at June 30, 2008.
^	Rate disclosed is as of June 30, 2008.
ADR	- American Depositary Receipt

See Notes to Financial Statements.

www.bridgeway.com	57

Small-Cap Growth Fund

MANAGER’S COMMENTARY

June 30, 2008

Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ending June 30, 2008, our Fund increased by 3.26%, outperforming our peer benchmark, the Lipper Small-Cap Growth Funds Index (up 2.50%), but underperforming our primary market benchmark, the Russell 2000 Growth Index (up 4.47%). Small-cap growth stocks held up better than most corners of the market in the midst of an onslaught of negative economic news. It was a decent quarter on an absolute basis, but a “mixed” (mediocre) quarter overall.

For the full fiscal year ending June 30, 2008, Small-Cap Growth Fund declined a significant 12.87% as the economic news took its toll on small-cap stocks. Similar to the quarter, we outperformed the Lipper Small-Cap Growth Funds Index (down 13.60%), but underperformed the Russell 2000 Growth Index (down 10.83%).

As we approach the five-year anniversary of the Fund, we continue to apply our quantitative strategies with discipline and diligence. Focusing on the long term will remain a key objective of our firm. We look forward to reporting our first five-year returns later this year.

The table presents our June quarter, one-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	June Qtr. 4/1/08 to 6/30/08	1 Year 7/1/07 to 6/30/08	Life-to-Date 10/31/03 to 6/30/08

Small-Cap Growth Fund	3.26%	-12.87%	7.40%
Russell 2000 Growth Index	4.47%	-10.83%	6.89%
Lipper Small-Cap Growth Funds Index	2.50%	-13.60%	5.31%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index which consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2008, Small-Cap Growth Fund ranked 270th of 604 small cap growth funds for the twelve-month period ended June 30, 2008 and 114th of 412 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

58	Annual Report | June 30, 2008

Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Small-Cap Growth Fund vs. Russell 2000 Growth Index & Lipper Small-Cap Growth Funds Index 10/31/03 to 6/30/08

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  The Fund enjoyed the almost-daily rise in share prices of commodity-related securities. Five energy-related companies were included in the list of top performers over the quarter, together contributing over two-and-a-half percent to the return of the Fund. For the three-month period, 22 companies experienced returns of greater than 20%, with the two top performers gaining over 50%.

These are the ten best-performing stocks for the quarter ended June 30, 2008:

Rank	Description	Industry	% Gain
1	GrafTech International Ltd	Electrical Components & Equipment	65.5%
2	Gardner Denver Inc	Machinery-Diversified	53.1%
3	Fuel Systems Solutions Inc	Auto Parts & Equipment	47.5%
4	Alpha Natural Resources Inc	Coal	42.6%
5	Natural Gas Services Group Inc	Oil & Gas Services	39.5%
6	Superior Energy Services	Oil & Gas Services	39.2%
7	Strayer Education Inc	Commercial Services	37.1%
8	CommScope Inc	Telecommunications	35.8%
9	FMC Technologies Inc	Oil & Gas Services	35.2%
10	Arena Resources Inc	Oil & Gas	33.0%

How about a little high priced coal in that holiday stocking? Alpha Natural Resources was the Fund’s fourth best performer. The company is the leading domestic exporter of metallurgical coal, which is used in the production of steel. With demand for coal (and steel) skyrocketing in emerging markets like China and India, Alpha Resources reported that its earnings tripled in the first-quarter, and some analysts predict soaring profitability through at least 2010. High natural gas prices and the weak dollar contributed to the strong global demand, which helped push the company’s stock price to an all-time high in late-June. For the quarter, the company contributed about three-quarters of a percent to the overall return of the Fund.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Industrial companies highlighted the Fund’s poor performers during the quarter. While financials continue to get most of the economic news, the negative ramifications of a slowing economy have moved into the manufacturing sector as well. Likewise, consumers have grown more cautious during the sluggish times, and five related companies (cyclical and noncyclical) were among the worst performers for the quarter.

www.bridgeway.com	59

Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

These are the ten worst-performing stocks for the quarter ended June 30, 2008:

Rank	Description	Industry	% Loss
1	AAR Corp	Aerospace/Defense	-50.4%
2	CROCS Inc	Apparel	-40.3%
3	Fresh Del Monte Produce Inc	Food	-35.3%
4	Infinera Corp	Telecommunications	-35.2%
5	Middleby Corp	Machinery-Diversified	-29.6%
6	Pricesmart Inc	Retail	-28.6%
7	Owens-Illinois Inc	Packaging & Containers	-26.1%
8	Air Methods Corp	Healthcare-Services	-25.9%
9	Iconix Brand Group Inc	Apparel	-24.6%
10	Dynamic Materials Corp	Metal Fabricate/Hardware	-23.7%

The skies aren’t quite so friendly for flying these days. AAR Corp. sells new and used parts, primarily to commercial airlines and defense companies. Early in the year, American Airlines, Delta and others were forced to cancel hundreds of scheduled flights because of safety concerns over aircraft wiring and other maintenance issues. In April, the Federal Aviation Administration (FAA) issued a warning to AAR about landing gear that the agency believed had been improperly maintained. Despite a track record of good earnings since 2004, the company’s stock price hit a three-year low in June, as analysts grew concerned about the overall airline industry. Others contend that AAR is primed to benefit from the need for repairs and maintenance of the aging airlines’ fleets, even if the industry continues to struggle in this high fuel price environment. Fortunately, we had sold about eighty percent of our position earlier in the year; we are in a holding pattern on the remaining shares.

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  Despite its poor performance for the fiscal year, the Fund had several success stories as twelve holdings increased by over 40% during the period, including the top seven that climbed by more than 50%. As has become the norm these days, energy companies highlighted the list, and three oil and gas holdings contributed about one and one-quarter percent to the Fund’s return.

These are the ten best performers for the fiscal year ended June 30, 2008:

Rank	Description	Industry	% Gain
1	FMC Technologies Inc	Oil & Gas Services	94.2%
2	EDO Corp	Aerospace/Defense	73.9%
3	Arena Resources Inc	Oil & Gas	70.3%
4	priceline.com Inc	Internet	68.0%
5	GrafTech International Ltd	Electrical Components & Equipment	66.4%
6	Lifecell Corp	Biotechnology	65.5%
7	Strayer Education Inc	Commercial Services	57.8%
8	Integral Systems Inc/MD	Computers	48.5%
9	Fuel Systems Solutions Inc	Auto Parts & Equipment	47.5%
10	Natural Gas Services Group Inc	Oil & Gas Services	43.4%

The rise in energy prices is well-documented, and the Fund’s oil and gas holdings certainly benefited from the run-up. Outside of that industry, priceline.com was another excellent performer and contributed over one-quarter of a percent to the Fund’s performance. The online travel company actually benefited from the ailing economy, as travelers sought out any and all discounts and promotions for their trips. When Star Trek’s Captain Kirk…aka William Shatner…talks, people listen (though a few Bridgeway traders are more partial to Captain Picard in The Next Generation). The company’s tag line “name your own price” attracted consumers and business travelers alike to its site in search of discounted flights, hotels, rental cars, and full packages as priceline.com outperformed its key competitors: Orbitz and Expedia. For the summer, priceline.com’s management initiated a new creative promotion called “Sunshine Guaranteed” in which travelers who book through the website can get refunds should poor weather conditions ruin vacation plans.

60	Annual Report | June 30, 2008

Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  Nine companies lost over 50% during the fiscal year. They represented five different sectors, as the credit crisis spread from housing to financials to other areas of the economy. Combined, the worst ten holdings cost the Fund about four percent in return.

These are the ten stocks that performed the worst in the fiscal year ended June 30, 2008:

Rank	Description	Industry	% Gain
1	CROCS Inc	Apparel	-75.7%
2	Ceradyne Inc	Miscellaneous Manufacturing	-60.8%
3	Novatel Wireless Inc	Telecommunications	-58.7%
4	Flotek Industries Inc	Oil & Gas Services	-56.1%
5	Sigma Designs Inc	Semiconductors	-54.0%
6	Zoran Corp	Semiconductors	-52.0%
7	NutriSystem Inc	Internet	-51.1%
8	RF Micro Devices Inc	Telecommunications	-50.4%
9	JOS A Bank Clothiers Inc	Retail	-50.4%
10	LSB Industries Inc	Miscellaneous Manufacturing	-47.4%

Long-term shareholders and readers of these reports know that the Fund has ridden the popularity of CROCS footwear. In fact, most of our “trendy” partners have sported a pair of these comfortable, colorful shoes at one time or another. While the company started the fiscal year strong with a gain of about 60% in the September 2007 quarter, it all went downhill from there. In October, management reported another strong quarter and even issued favorable guidance for the rest of the year. However, analysts were looking for an even better outlook, and investors sold on the news with the stock plunging over 36% in one day. Some naysayers believed CROCS to be a passing fad and took the opportunity to sell at the first sign of anything but outstanding news. In April, the company found itself caught up in the economic downturn that was impacting consumer activity, and management cut its estimates for the quarter. Recently CROCS announced some cost-cutting measures and is consolidating its production facilities. For the twelve-month period, the company cost the Fund about a third of a percent in return.

Top Ten Holdings as of June 30, 2008

Three energy companies were among our top holdings at fiscal year-end and also were on the Fund’s list of top performers for the quarter: Superior Energy, Arena Resources, and Alpha Natural Resources. Those holdings represented about 7.5% of the assets of the Fund. The top 10 holdings accounted for just less than 25% of the Fund’s net assets with no one holding making up over four percent.

Rank	Description	Industry	% of Net Assets
1	Guess ?, Inc.	Retail	3.4%
2	OSI Pharmaceuticals, Inc.	Pharmaceuticals	3.0%
3	Superior Energy Services	Oil & Gas Services	2.6%
4	Arena Resources, Inc.	Oil & Gas Services	2.5%
5	Alpha Natural Resources, Inc.	Coal	2.3%
6	BMC Software, Inc.	Software	2.3%
7	Compass Minerals International, Inc.	Mining	2.3%
8	General Cable Corp.	Electrical Components & Equipment	1.9%
9	Axsys Technologies, Inc.	Electronics	1.9%
10	Baldor Electric Co.	Hand/Machine Tools	1.9%

Total			24.1%

www.bridgeway.com	61

Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Industry Sector Representation as of June 30, 2008

Two allocation decisions contributed to the positive return of the Fund during the past quarter. We were overweight basic materials and benefited from the run-up in energy and other commodities prices. We were significantly underweight in financials and avoided some of the hardships faced by companies engaged in subprime lending, mortgage-related securities investing, and other ramifications of the ongoing credit crisis. We were also overweight in industrials, and unfortunately some of those holdings were among our worst performers for the quarter.

	% of Net Assets	% of S&P Small Cap Index	Difference
Basic Materials	5.3%	3.0%	2.3%
Communications	6.4%	3.7%	2.7%
Consumer, Cyclical	10.4%	13.6%	-3.2%
Consumer, Non-cyclical	23.2%	18.4%	4.8%
Energy	17.5%	11.1%	6.4%
Financial	0.4%	15.3%	-14.9%
Industrial	24.7%	19.3%	5.4%
Technology	10.4%	10.3%	0.1%
Utilities	0.0%	5.3%	-5.3%
Cash	1.7%	0.0%	1.7%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

62	Annual Report | June 30, 2008

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	63

Bridgeway Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

COMMON STOCKS - 98.30%
Aerospace/Defense - 0.11%
	AAR Corp.*	11,629	$157,340

Auto Parts & Equipment - 1.54%
	Fuel Systems Solutions, Inc.*+	57,700	2,221,450

Beverages - 0.45%
	Boston Beer Co., Inc.*	16,000	650,880

Biotechnology - 3.91%
	Invitrogen Corp.*	32,800	1,287,728
	OSI Pharmaceuticals, Inc.*	105,800	4,371,656

			5,659,384

Chemicals - 2.98%
	Albemarle Corp.	18,000	718,380
	Lubrizol Corp.	6,000	277,980
	NewMarket Corp.	31,500	2,086,245
	Quaker Chemical Corp.	46,200	1,231,692

			4,314,297

Coal - 3.63%
	Alpha Natural Resources, Inc.*+	32,400	3,378,996
	Penn Virginia GP Holdings LP	57,200	1,876,160

			5,255,156

Commercial Services - 8.54%
	FTI Consulting, Inc.*	6,065	415,210
	Geo Group, Inc.*	109,000	2,452,500
	Hill International, Inc.*	100,000	1,644,000
	ICF International, Inc.*	33,000	548,460
	MPS Group, Inc.*	109,500	1,163,985
	PAREXEL International Corp.*	51,200	1,347,072
	Strayer Education, Inc.	6,227	1,301,879
	TeleTech Holdings, Inc.*	135,300	2,700,588
	Transcend Services, Inc.*	10,000	89,200
	Watson Wyatt Worldwide, Inc., Class A	13,000	687,570

			12,350,464

Computers - 4.69%
	Cognizant Technology Solutions Corp., Class A*	72,880	2,369,329
	Integral Systems, Inc.	59,400	2,298,780
	Manhattan Associates, Inc.*	89,490	2,123,597

			6,791,706

Industry	Company	Shares	Value

Distribution/Wholesale - 1.05%
	LKQ Corp.*+	83,900	$1,516,073

Diversified Financial Services - 0.44%
	IntercontinentalExchange, Inc.*	5,600	638,400

Electrical Components & Equipment - 3.66%
	General Cable Corp.*+	46,200	2,811,270
	GrafTech International, Ltd.*	92,322	2,476,999

			5,288,269

Electronics - 1.92%
	Axsys Technologies, Inc.*	53,500	2,784,140

Engineering & Construction - 1.04%
	Layne Christensen Co.*	6,200	271,498
	VSE Corp.	44,900	1,234,750

			1,506,248

Environmental Control - 2.79%
	Calgon Carbon Corp.*+	84,300	1,303,278
	Metalico, Inc.*+	156,400	2,740,128

			4,043,406

Food - 3.46%
	Cal-Maine Foods, Inc.+	74,560	2,459,734
	Fresh Del Monte Produce, Inc.*	107,900	2,543,203

			5,002,937

Hand/Machine Tools - 1.90%
	Baldor Electric Co.+	78,400	2,742,432

Healthcare - Products - 3.19%
	CryoLife, Inc.*	53,663	613,905
	Hologic, Inc.*+	60,000	1,308,000
	Intuitive Surgical, Inc.*	4,200	1,131,480
	Qiagen NV*+	77,256	1,555,163

			4,608,548

Healthcare - Services - 1.53%
	Almost Family, Inc.*	66,800	1,776,880
	Life Sciences Research, Inc.*	15,386	434,501

			2,211,381

Internet - 3.45%
	eResearchTechnology, Inc.*	92,000	1,604,480
	Interwoven, Inc.*	181,300	2,177,413
	Priceline.Com, Inc.*+	10,500	1,212,330

			4,994,223

64	Annual Report | June 30, 2008

Bridgeway Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

Common Stocks (continued)
Iron/Steel - 0.01%
	Schnitzer Steel Industries, Inc., Class A	100	$11,460

Machinery - Diversified - 3.39%
	Gardner Denver, Inc.*	40,000	2,272,000
	Key Technology, Inc.*	34,000	1,081,540
	Middleby Corp.*+	35,200	1,545,632

			4,899,172

Metal Fabrication - Hardware - 3.60%
	Dynamic Materials Corp.+	58,100	1,914,395
	LB Foster Co., Class A*	31,600	1,049,120
	Valmont Industries, Inc.+	21,500	2,242,235

			5,205,750

Mining - 2.28%
	Compass Minerals International, Inc.	40,900	3,294,904

Miscellaneous Manufacturing - 2.10%
	AZZ, Inc.*	15,303	610,590
	Trinity Industries, Inc.	70,050	2,430,034

			3,040,624

Oil & Gas - 4.04%
	Arena Resources, Inc.*	67,400	3,560,068
	GeoResources, Inc.*+	118,000	2,173,560
	Gulfport Energy Corp.*	6,965	114,714

			5,848,342

Oil & Gas Services - 9.72%
	Bolt Technology Corp.*+	119,277	2,692,082
	Dawson Geophysical Co.*	12,000	713,520
	Dril-Quip, Inc.*	18,300	1,152,900
	FMC Technologies, Inc.*	14,030	1,079,328
	Gulf Island Fabrication, Inc.	34,500	1,688,085
	Mitcham Industries, Inc.*	77,800	1,328,824
	Natural Gas Services Group, Inc.*	20,300	618,744
	Oceaneering International, Inc.*	13,000	1,001,650
	Superior Energy Services*	68,600	3,782,604

			14,057,737

Packaging & Containers - 0.46%
	Owens-Illinois, Inc.*	16,100	671,209

Pharmaceuticals - 2.09%
	Omega Protein Corp.*	97,600	1,459,120
	Questcor Pharmaceuticals, Inc.*	337,700	1,566,928

			3,026,048

Industry	Company	Shares	Value

Pipelines - 0.09%
	Enbridge Energy Management LLC*	2,536	$129,716

Retail - 7.80%
	Aeropostale, Inc.*	15,900	498,147
	Cash America International, Inc.	49,800	1,543,800
	EZCORP, Inc., Class A*	5,000	63,750
	Guess?, Inc.+	132,600	4,965,870
	Gymboree Corp.*	43,100	1,727,017
	MSC Industrial Direct Co., Class A+	30,200	1,332,122
	Pricesmart, Inc.	58,500	1,157,130

			11,287,836

Semiconductors - 2.29%
	Amkor Technology, Inc.*	177,550	1,848,296
	NVIDIA Corp.*	78,600	1,471,392

			3,319,688

Software - 3.42%
	BMC Software, Inc.*	92,500	3,330,000
	Informatica Corp.*	101,900	1,532,576
	SkillSoft PLC - ADR*	9,679	87,498

			4,950,074

Telecommunications - 2.99%
	Comtech Telecommunications Corp.*	16,687	817,663
	Infinera Corp.*+	135,500	1,195,110
	JDS Uniphase Corp.*+	98,900	1,123,504
	Knology, Inc.*	31,053	341,273
	Tekelec*	57,720	849,061

			4,326,611

Transportation - 3.64%
	Gulfmark Offshore, Inc.*	15,050	875,609
	Kirby Corp.*+	44,000	2,112,000
	Tidewater, Inc.+	35,000	2,276,050

			5,263,659

Trucking & Leasing - 0.10%
	TAL International Group, Inc.	6,325	143,831

TOTAL COMMON STOCKS - 98.30%			142,213,395

(Cost $119,896,749)

www.bridgeway.com	65

Bridgeway Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

	Rate^	Shares	Value

MONEY MARKET FUNDS - 0.01%
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	2.61%	9,413	$9,413

TOTAL MONEY MARKET FUNDS - 0.01%			9,413

(Cost $9,413)

TOTAL INVESTMENTS - 98.31%			$142,222,808
(Cost $119,906,162)
Other Assets in Excess of Liabilities - 1.69%			2,444,946

NET ASSETS - 100.00%			$144,667,754

*	Non Income Producing Security.
+	This security or a portion of the security is out on loan at June 30, 2008. Total loaned securities had a market value of $42,471,034 at June 30, 2008.
^	Rate disclosed is as of June 30, 2008.
LLC	- Limited Liability Co.
LP	- Limited Partnership
PLC	- Public Liability Co.
ADR	- American Depositary Receipt

See Notes to Financial Statements.

66	Annual Report | June 30, 2008

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www.bridgeway.com	67

Small-Cap Value Fund

MANAGER’S COMMENTARY

June 30, 2008

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ending June 30, 2008, our Fund increased by 2.65% and outperformed our performance benchmarks by significant margins. The Russell 2000 Value Index declined 3.55%, and the Lipper Small-Cap Stock Funds Index declined 1.89%. Posting a positive return in a down market is quite pleasing to us.

For the full fiscal year ending June 30, 2008, Small-Cap Value Fund declined a significant 15.37%, as the economic news took its toll on small-cap stocks. Nevertheless, we provided a cushion of more than 6% relative to our primary market benchmark and more than 4% relative to our peer benchmark, the Lipper Small-Cap Value Funds Index. As we approach the five-year anniversary of the Fund, we continue to apply our quantitative strategies with discipline and diligence. Focusing on the long term will remain a key objective of our firm. We look forward to reporting our first five-year returns later this year.

The table below presents our June quarter, one-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	June Qtr. 4/1/08 to 6/30/08	1 Year 7/1/07 to 6/30/08	Life-to-Date 10/31/03 to 6/30/08

Small-Cap Value Fund	2.65%	-15.37%	10.39%
Russell 2000 Value Index	-3.55%	-21.63%	7.20%
Lipper Small-Cap Value Funds Index	-1.89%	-19.38%	8.10%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index which consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2008, Small-Cap Value Fund ranked 72nd of 314 small-cap value funds for the twelve-month period ended June 30, 2008 and 33rd of 211 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

68	Annual Report | June 30, 2008

Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Small-Cap Value Fund vs. Russell 2000 Value Index & Lipper Small-Cap Value Funds Index 10/31/03 to 6/30/08

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Five industrial companies highlighted the list of top performers for the quarter, contributing over three and a half percent to the return of the Fund. Two retailers made the positive list, revealing that while consumer activity may be down in the weak economy, certain related companies are still performing well for their shareholders (and our models are finding them). Five stocks rose by more than 50% for the three-month period.

These are the ten best-performing stocks for the quarter ended June 30, 2008:

Rank	Description	Industry	% Gain
1	Cleveland-Cliffs Inc	Iron/Steel	91.1%
2	Metalico Inc	Environmental Control	79.0%
3	Superior Essex Inc	Electrical Components & Equipment	58.7%
4	Gardner Denver Inc	Machinery-Diversified	53.1%
5	Robbins & Myers Inc	Machinery-Diversified	52.7%
6	Multi-Fineline Electronix Inc	Electronics	47.4%
7	Systemax Inc	Retail	46.4%
8	Big Lots Inc	Retail	40.1%
9	Terra Industries Inc	Chemicals	38.9%
10	Dril-Quip Inc	Oil & Gas Services	32.6%

Cleveland-Cliffs was the Fund’s best performer and nearly doubled in value during the quarter. The company has long been among the leading iron ore miners in the country and recently made significant inroads into the coal industry as well. Last year, it acquired PinnOak Resources and has been able to take advantage of the escalating price of coal ever since. The company has also expanded its reach internationally and is engaged in mining activity in both Brazil and Australia. The company’s stock price moved to an all-time high late in the quarter.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  While financials continue to get most of the bad economic news, the negative ramifications of a slowing economy have moved into other areas as well, as six different sectors were represented in the list of poor performers during the quarter. Likewise, consumers have grown more cautious during the sluggish times, and five related companies (cyclical and noncyclical) were among the worst performers for the quarter.

www.bridgeway.com	69

Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

These are the ten worst-performing stocks for the quarter ended June 30, 2008:

Rank	Description	Industry	% Loss
1	Pier 1 Imports Inc	Retail	-52.4%
2	AAR Corp	Aerospace/Defense	-50.4%
3	OM Group Inc	Chemicals	-42.9%
4	Chindex International Inc	Distribution/Wholesale	-41.7%
5	BioScrip Inc	Pharmaceuticals	-40.5%
6	Chiquita Brands International Inc	Food	-35.1%
7	SureWest Communications	Telecommunications	-31.8%
8	Penford Corp	Chemicals	-31.5%
9	Nasdaq OMX Group	Diversified Financial Services	-31.3%
10	Goodyear Tire & Rubber Co	Auto Parts & Equipment	-30.9%

Pier 1 Imports is a home furnishing retailer that has been affected both by the weakness in housing and the ongoing nervousness among consumers, leading to reduced buying activity. Its stock was the Fund’s poorest performer for the quarter and lost over 50% of its value during the three-month period. In June, the company made an $88 million dollar bid for specialty retailer Cost Plus, which management felt would offer a nice complement to its existing product lines. However, a few days later, Pier 1 announced quarterly earnings that were well below Wall Street’s (and its own) projections. The company also reported declining sales in May. By late June, it withdrew its offer for Cost Plus, and many analysts agreed the timing of such a move would not prove beneficial. For the quarter, Pier 1 cost the Fund over half a percent in return, but our models have not yet signaled a sell.

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  Commodities continued to surge during the twelve-month period, and companies within industries that deal with natural resources and related products performed best. Our top- performer list was comprised entirely of energy, basic materials, and industrial companies, many of which engage in some commodities-driven operations. Despite the overall negative performance of the Fund, these ten performers contributed over ten percent to the return over the fiscal year, providing a nice cushion in a bear market.

These are the ten best performers for the fiscal year ended June 30, 2008:

Rank	Description	Industry	% Gain
1	Cleveland-Cliffs Inc	Iron/Steel	102.1%
2	Terra Industries Inc	Chemicals	94.1%
3	Robbins & Myers Inc	Machinery-Diversified	87.7%
4	Steel Dynamics Inc	Iron/Steel	86.5%
5	AK Steel Holding Corp	Iron/Steel	84.6%
6	Metalico Inc	Environmental Control	73.6%
7	Superior Essex Inc	Electrical Components & Equipment	59.2%
8	Stone Energy Corp	Oil & Gas	51.4%
9	Hornbeck Offshore Services Inc	Oil & Gas Services	39.2%
10	Dril-Quip Inc	Oil & Gas Services	37.0%

The industry may not be glamorous, but it’s working these days. Terra Industries is a fertilizer manufacturer that has benefited greatly from the rising prices in agricultural goods like wheat and grains. The need for fertilizer among farmers escalated further when the floods in the Midwest damaged crops and brought an even greater imbalance between supply and demand. Institutional investors such as hedge funds have begun buying related firms, and analysts continue to increase earnings expectations. While Terra Industries has benefited from the industry-wide trends, management also has engaged in cost-cutting measures that have helped boast profits dramatically over the past year. Though its stock price almost doubled during the fiscal year, some analysts claim that the stock price is still cheap relative to its surging earnings. Time will tell.

70	Annual Report | June 30, 2008

Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  The good news: The Fund managed to avoid the worst of the crisis among financials, as no related company made the list of poor performers. The bad news: The negativity moved into other sectors of the economy as well. Four industrial and five consumer-related (cyclical and non-cyclical) companies highlighted the list of worst performers. These nine companies combined to cost the Fund over seven and one-half percent in return. In fact, all ten companies on the list lost over 50% in value during the twelve-month period.

These are the ten stocks that performed the worst in the fiscal year ended June 30, 2008:

Rank	Description	Industry	% Gain
1	WellCare Health Plans Inc	Healthcare-Services	-75.6%
2	Hardinge Inc	Hand/Machine Tools	-63.0%
3	Ceradyne Inc	Miscellaneous Manufacturing	-60.8%
4	AAR Corp	Aerospace/Defense	-59.0%
5	Michael Baker Corp	Engineering & Construction	-58.4%
6	Penford Corp	Chemicals	-56.6%
7	Pier 1 Imports Inc	Retail	-52.4%
8	Cooper Tire & Rubber Co	Auto Parts & Equipment	-52.2%
9	Onyx Pharmaceuticals Inc	Pharmaceuticals	-50.6%
10	Imperial Sugar Co	Food	-50.4%

WellCare Health Plans was our Fund’s worst performer for the fiscal year. This managed care provider offers government-sponsored healthcare and prescription drug programs through Medicare and Medicaid. In late October 2007, federal officials began investigating the company for fraud-related claims. The company’s stock price plummeted over 70% in one day on the news of the investigation. Additionally, reports surfaced that corporate executives had sold a sizable number of shares in advance of the decline, prompting concerns about insider trading and other illegal activities. Fortunately, as a smaller diversifying position, it cost the Fund less than a percentage point of return.

Top Ten Holdings as of June 30, 2008

Four of the Fund’s top holdings at fiscal year end were also among the best performers for the quarter: Robbins & Myers, Cleveland-Cliff, Terra Industries, and Gardner Denver. Diversification is evident, with the top ten holdings representing just over 20% of the Fund’s net assets and no one company accounting for more than 3.2%.

Rank	Description	Industry	% of Net Assets
1	Robbins & Myers, Inc.	Machinery-Diversified	3.2%
2	Cleveland-Cliffs, Inc.	Iron/Steel	3.1%
3	Amkor Technology, Inc.	Semiconductors	2.4%
4	Hornbeck Offshore Services, Inc.	Oil & Gas Services	2.4%
5	General Cable Corp.	Electrical Components & Equipment	2.1%
6	Terra Industries, Inc.	Chemicals	2.0%
7	Gardner Denver, Inc.	Machinery-Diversified	1.9%
8	AK Steel Holding Corp.	Iron/Steel	1.8%
9	Warnaco Group, Inc.	Apparel	1.7%
10	McMoRan Exploration Co.	Oil & Gas	1.6%

Total			22.2%

www.bridgeway.com	71

Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Industry Sector Representation as of June 30, 2008

Major changes since last quarter in the industry sector representation of our Fund were an increase in energy and industrial stocks and a decrease in consumer non-cyclicals. Our strong weighting in basic materials (relative to the S&P Small Cap Index) was particularly effective, as it added more than five percentage points of return on a relative basis. Being “light” on financials was also helpful.

	% of Net Assets	% of S&P Small Cap Index	Difference
Basic Materials	12.7%	3.0%	9.7%
Communications	2.4%	3.7%	-1.3%
Consumer, Cyclical	13.7%	13.6%	0.1%
Consumer, Non-cyclical	13.6%	18.4%	-4.8%
Energy	11.4%	11.1%	0.3%
Financial	7.3%	15.3%	-8.0%
Industrial	29.1%	19.3%	9.8%
Technology	4.4%	10.3%	-5.9%
Utilities	4.5%	5.3%	-0.8%
Cash	0.9%	0.0%	0.9%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

72	Annual Report | June 30, 2008

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www.bridgeway.com	73

Bridgeway Small-Cap Value Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

COMMON STOCKS - 99.07%
Aerospace/Defense - 0.82%
	AAR Corp.*	186,600	$2,524,698
	SIFCO Industries, Inc.*	20,500	207,050

			2,731,748

Airlines - 0.81%
	Hawaiian Holdings, Inc.*	386,500	2,686,175

Apparel - 2.79%
	G-III Apparel Group, Ltd.*	17,420	214,963
	Quiksilver, Inc.*	341,300	3,351,566
	Warnaco Group, Inc.*	129,100	5,689,437

			9,255,966

Auto Parts & Equipment - 0.75%
	ATC Technology Corp.*	105,000	2,444,400
	Goodyear Tire & Rubber Co.*+	2,100	37,443

			2,481,843

Biotechnology - 2.09%
	Applera Corp. - Celera Group*	338,300	3,843,088
	Invitrogen Corp.*	78,600	3,085,836

			6,928,924

Building Materials - 1.69%
	Comfort Systems USA, Inc.	178,780	2,402,803
	NCI Building Systems, Inc.*	87,100	3,199,183

			5,601,986

Chemicals - 4.27%
	A. Schulman, Inc.	141,600	3,261,048
	Hercules, Inc.	70,000	1,185,100
	OM Group, Inc.*	55,700	1,826,403
	Penford Corp.	95,497	1,420,995
	Terra Industries, Inc.+	131,300	6,479,655

			14,173,201

Commercial Services - 3.01%
	HealthSpring, Inc.*	196,000	3,308,480
	ICF International, Inc.*	115,846	1,925,361
	MAXIMUS, Inc.+	61,000	2,124,020
	MPS Group, Inc.*	246,500	2,620,295

			9,978,156

Distribution/Wholesale - 0.00%
	Chindex International, Inc.*	1,057	15,506

Industry	Company	Shares	Value

Diversified Financial Services - 2.80%
	Knight Capital Group, Inc., Class A*	165,600	$2,977,488
	LaBranche & Co., Inc.*	705,200	4,992,816
	NASDAQ OMX Group, Inc.*	49,660	1,318,473

			9,288,777

Electric Utilities - 3.47%
	Central Vermont Public Service Corp.	117,010	2,266,484
	El Paso Electric Co.*	130,500	2,583,900
	Hawaiian Electric Industries, Inc.+	126,100	3,118,453
	MGE Energy, Inc.	96,300	3,141,306
	Portland General Electric Co.	17,284	389,235

			11,499,378

Electrical Components & Equipment - 6.23%
	Belden, Inc.	50,000	1,694,000
	Capstone Turbine Corp.*	801,000	3,356,190
	Encore Wire Corp.+	185,100	3,922,269
	General Cable Corp.*+	112,200	6,827,370
	Superior Essex, Inc.*	108,600	4,846,818

			20,646,647

Electronics - 2.16%
	Multi-Fineline Electronix, Inc.*+	157,600	4,360,792
	Stoneridge, Inc.*	165,200	2,818,312

			7,179,104

Engineering & Construction - 2.15%
	EMCOR Group, Inc.*	161,000	4,593,330
	Perini Corp.*+	76,400	2,525,020

			7,118,350

Environmental Control - 1.06%
	Metalico, Inc.*+	200,000	3,504,000

Food - 4.54%
	Cal-Maine Foods, Inc.+	147,900	4,879,221
	Chiquita Brands International, Inc.*+	133,900	2,031,263
	Corn Products International, Inc.	75,000	3,683,250
	Spartan Stores, Inc.	193,300	4,445,900

			15,039,634

Forest Products & Paper - 1.42%
	Glatfelter	212,300	2,868,173
	Rock-Tenn Co., Class A	61,797	1,853,292

			4,721,465

74	Annual Report | June 30, 2008

Bridgeway Small-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

Common Stocks (continued)
Gas - 0.96%
	The Laclede Group, Inc.	79,000	$3,189,230

Hand/Machine Tools - 0.67%
	Regal-Beloit Corp.	52,500	2,218,125

Healthcare - Services - 2.58%
	AMERIGROUP Corp.*	115,700	2,406,560
	Kindred Healthcare, Inc.*	125,900	3,620,884
	Triple-S Management Corp., Class B*+	155,600	2,544,060

			8,571,504

Insurance - 4.53%
	American Physicians Capital, Inc.	88,500	4,286,940
	Amerisafe, Inc.*	109,701	1,748,634
	AmTrust Financial Services, Inc.	176,600	2,225,160
	Navigators Group, Inc.*	81,700	4,415,885
	Tower Group, Inc.	110,000	2,330,900

			15,007,519

Internet - 1.15%
	FTD Group, Inc.	285,800	3,809,714

Iron/Steel - 6.98%
	AK Steel Holding Corp.	85,000	5,865,000
	Cleveland-Cliffs, Inc.	87,200	10,393,368
	Olympic Steel, Inc.	52,300	3,970,616
	Steel Dynamics, Inc.	74,800	2,922,436

			23,151,420

Leisure Time - 0.76%
	Callaway Golf Co.+	213,300	2,523,339

Machinery - Diversified - 6.90%
	Columbus McKinnon Corp.*	111,100	2,675,288
	Gardner Denver, Inc.*	112,400	6,384,320
	Robbins & Myers, Inc.	214,000	10,672,180
	Tecumseh Products Co., Class A*	96,500	3,163,270

			22,895,058

Miscellaneous Manufacturing - 1.21%
	Koppers Holdings, Inc.	74,000	3,098,380
	LSB Industries, Inc.*	47,000	930,600

			4,028,980

Industry	Company	Shares	Value

Oil & Gas - 5.75%
	Callon Petroleum Co.*	75,040	$2,053,094
	McMoRan Exploration Co.*+	193,400	5,322,368
	Rosetta Resources, Inc.*	114,900	3,274,650
	Stone Energy Corp.*	77,100	5,081,661
	Swift Energy Co.*	50,700	3,349,242

			19,081,015

Oil & Gas Services - 5.65%
	Dril-Quip, Inc.*	76,000	4,788,000
	Hornbeck Offshore Services, Inc.*	138,200	7,809,682
	Oil States International, Inc.*	53,300	3,381,352
	Trico Marine Services, Inc.*+	75,500	2,749,710

			18,728,744

Packaging & Containers - 1.01%
	Greif, Inc., Class A+	52,200	3,342,366

Pharmaceuticals - 1.40%
	Perrigo Co.+	146,000	4,638,420

Retail - 5.42%
	Big Lots, Inc.*	128,500	4,014,340
	EZCORP, Inc., Class A*	396,000	5,049,000
	Pier 1 Imports, Inc.*+	416,800	1,433,792
	Systemax, Inc.+	199,650	3,523,823
	The Children’s Place Retail Stores, Inc.*	109,600	3,956,560

			17,977,515

Semiconductors - 2.39%
	Amkor Technology, Inc.*+	760,700	7,918,887

Software - 2.04%
	Compuware Corp.*	375,100	3,578,454
	SYNNEX Corp.*	126,500	3,173,885

			6,752,339

Telecommunications - 1.30%
	Anixter International, Inc.*+	18,000	1,070,820
	iPCS, Inc.*	109,100	3,232,633

			4,303,453

Textiles - 1.46%
	UniFirst Corp.	108,300	4,836,678

Toys/Games/Hobbies - 1.73%
	Hasbro, Inc.	95,900	3,425,548
	JAKKS Pacific, Inc.*	105,300	2,300,805

			5,726,353

www.bridgeway.com	75

Bridgeway Small-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

Common Stocks (continued)
Transportation - 5.12%
	Gulfmark Offshore, Inc.*	64,945	$3,778,500
	HUB Group, Inc., Class A*	107,400	3,665,562
	Kirby Corp.*+	110,200	5,289,600
	Ryder System, Inc.	43,000	2,961,840
	Tidewater, Inc.+	20,000	1,300,600

			16,996,102

TOTAL COMMON STOCKS - 99.07%			328,547,621

(Cost $287,921,168)

MONEY MARKET FUNDS - 9.44%

	Rate^	Shares	Value
BlackRock Liquidity Funds TempFund Portfolio #24	2.57%	14,724,596	14,724,596
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	2.61%	16,594,017	16,594,017

TOTAL MONEY MARKET FUNDS - 9.44%			31,318,613

(Cost $31,318,613)

TOTAL INVESTMENTS - 108.51%			$359,866,234
(Cost $319,239,781)
Liabilities in Excess of Other Assets - (8.51)%			(28,217,968)

NET ASSETS - 100.00%			$331,648,266

*	Non Income Producing Security.
+	This security or a portion of the security is out on loan at June 30, 2008. Total loaned securities had a market value of $67,236,125 at June 30, 2008.
^	Rate disclosed is as of June 30, 2008.

See Notes to Financial Statements.

76	Annual Report | June 30, 2008

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www.bridgeway.com	77

Large-Cap Growth Fund

MANAGER’S COMMENTARY

June 30, 2008

Dear Fellow Large-Cap Growth Fund Shareholder,

For the quarter ending June 30, 2008, our Fund increased 3.54%, exceeding the returns of both our performance benchmarks. The Russell 1000 Growth Index appreciated 1.25% and the Lipper Large-Cap Growth Funds Index appreciated 1.04%. It was a very good quarter overall.

Likewise, our Fund outperformed its benchmarks for the full fiscal year, though it ended the twelve-month period in negative territory. Our Fund declined by 2.50%, while the Russell 1000 Growth Index fell by 5.96% and the Lipper Large-Cap Growth Funds Index dropped by 4.21%. Providing a nice “cushion” in a market downturn is a favorable result as we remain roughly fully invested—ready for a future market upturn.

We apply our quantitative strategies in a disciplined manner in both good times and bad, both strong and weak markets. Focusing on the long term will remain a key objective of our firm. The information below bears out our historical success as we approach our five-year anniversary.

The table below presents our June quarter, one-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	June Qtr. 4/1/08 to 6/30/08	1 Year 7/1/07 to 6/30/08	Life-to-Date 10/31/03 to 6/30/08

Large-Cap Growth Fund	3.54%	-2.50%	7.17%
Russell 1000 Growth Index	1.25%	-5.96%	5.74%
Lipper Large-Cap Growth Funds Index	1.04%	-4.21%	5.71%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000 Growth Index is an unmanaged index which consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Growth Funds Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2008, Large-Cap Growth Fund ranked 125th of 493 multi-cap growth funds for the twelve-month period ended June 30, 2008 and 153rd of 331 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

78	Annual Report | June 30, 2008

Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Large-Cap Growth Fund vs. Russell 1000 Growth Index & Lipper Large-Cap Growth Funds Index 10/31/03 to 6/30/08

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Oil, that is…Black Gold…Texas Tea. With oil prices surging to new record highs through quarter end, the Fund enjoyed the rise in share prices of related securities. Seven oil and gas companies were included in the list of top performers over the quarter and combined to contribute over 2.5% to the return of the Fund. Two chemical companies that are engaged in the fertilizer business also made the list.

These are the ten best-performing stocks for the quarter ended June 30, 2008:

Rank	Description	Industry	% Gain
1	National Oilwell Varco Inc	Oil & Gas Services	52.0%
2	Potash Corp of Saskatchewan	Chemicals	47.3%
3	Mosaic Co	Chemicals	41.0%
4	Noble Energy Inc	Oil & Gas	38.1%
5	Schering-Plough Corp	Pharmaceuticals	36.6%
6	FMC Technologies Inc	Oil & Gas Services	35.2%
7	Cameron International Corp	Oil & Gas Services	32.9%
8	Noble Corp	Oil & Gas	30.8%
9	Smith International Inc	Oil & Gas Services	29.4%
10	Baker Hughes Inc	Oil & Gas Services	27.5%

National Oilwell Varco was the Fund’s top performer and the only stock that rose in excess of 50% during the three-month period. The company is the largest global provider of drilling rig equipment and got even bigger this quarter with the completion of its $7 billion acquisition of Grant Prideco. In April, the company announced earnings that beat expectations and its stock price rose to an all-time high in June. National Oilwell contributed over half a percent to the return of the Fund.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Industrial companies highlighted the Fund’s poor performers during the quarter, as five related holdings made the list. While financials continue to get most of the bad economic news, the negative ramifications of a slowing economy have moved into the manufacturing sector as well. The five industrial companies cost the Fund almost 3% in performance during the three-month period.

www.bridgeway.com	79

`

Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

These are the ten worst-performing stocks for the quarter ended June 30, 2008:

Rank	Description	Industry	% Loss
1	Bank of America Corp	Banks	-37.0%
2	Owens-Illinois Inc	Packaging & Containers	-26.1%
3	AGCO Corp	Machinery-Diversified	-24.1%
4	GameStop Corp	Retail	-21.9%
5	State Street Corp	Banks	-19.0%
6	Rockwell Automation Inc/DE	Machinery-Diversified	-18.9%
7	Intuitive Surgical Inc	Healthcare-Products	-16.9%
8	L-3 Communications Holdings Inc	Aerospace/Defense	-16.9%
9	Pfizer Inc	Pharmaceuticals	-16.5%
10	General Electric Co	Miscellaneous Manufacturing	-16.1%

Owens-Illinois is the largest glass manufacturer in the world and sells containers and related products throughout North and South America, Asia, and Europe. The company has produced excellent fundamental results including four straight quarters of better than expected earnings reports. However, after hitting an all-time high in April, Owens-Illinois took a step back and lost over 25% of its value during the quarter. What’s a “step back?” While the company has benefited from strong international demand (70% of its revenue come from overseas), management warned about the effects that rising energy and raw materials costs may have on future sales. The company cost the Fund about 0.6% for the three-month period, but our models have not yet given the sell signal.

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  Five energy-related and three other commodities-related (chemicals) companies in the top ten added significantly to the Fund’s return, as oil and other commodities continued to soar over the past twelve months. These eight companies contributed over 9% to the performance of the Fund. Six top performers each climbed over 50% during the past twelve months.

These are the ten best performers for the fiscal year ended June 30, 2008:

Rank	Description	Industry	% Gain
1	Mosaic Co	Chemicals	150.9%
2	Potash Corp of Saskatchewan	Chemicals	90.8%
3	Monsanto Co	Chemicals	75.4%
4	National Oilwell Varco Inc	Oil & Gas Services	70.2%
5	Noble Energy Inc	Oil & Gas	61.2%
6	Cameron International Corp	Oil & Gas Services	54.9%
7	XTO Energy Inc	Oil & Gas	42.5%
8	Smith International Inc	Oil & Gas Services	39.7%
9	Gilead Sciences Inc	Biotechnology	36.5%
10	Apple Inc	Computers	35.9%

Potash Corp. of Saskatchewan nearly doubled in price during the past twelve months and represented almost 2% of the Fund’s return. The Canadian-based company produces and markets fertilizer and related products across the globe. As the population in many emerging markets becomes more affluent, demand for different foods and other materials has increased dramatically, thus, enhancing the farmers’ needs for fertilizer. Additionally, natural disasters like the floods that devastated the Midwest earlier in the year also contributed to the shrinking supply (and rising demand) for grains, foods, and other products. Two other top performers (Mosaic, Monsanto) are also chemical-related, and their stories are similar to that of Potash Corp.

80	Annual Report | June 30, 2008

Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  While financials received much of the negative economic news over the past twelve months, the weaker economy impacted companies within other sectors as well. Five distinct industries were represented in our list of worst performers for the fiscal year with consumer-related companies (both cyclical and non-cyclical) placing four on the list. The three lowest performing stocks each declined by half, and combined they cost the Fund just under 2% in return.

These are the ten stocks that performed the worst in the fiscal year ended June 30, 2008:

Rank	Description	Industry	% Gain
1	SanDisk Corp	Computers	-54.0%
2	Bank of America Corp	Banks	-51.2%
3	CB Richard Ellis Group Inc	Real Estate	-51.1%
4	Sunpower Corp	Energy-Alternate Sources	-43.1%
5	Wynn Resorts Ltd	Lodging	-41.1%
6	Coach Inc	Apparel	-39.1%
7	Sun Microsystems Inc	Computers	-37.3%
8	E*Trade Financial Corp	Diversified Financial Services	-35.4%
9	Schering-Plough Corp	Pharmaceuticals	-35.2%
10	UnitedHealth Group Inc	Healthcare-Services	-34.9%

Bank of America, the giant Charlotte, North Carolina-based financial holding company, lost over 50% of its value during the past twelve months and cost the Fund just under half a percent in performance. As the credit crisis continued to worsen, Bank of America played “white knight” and agreed to purchase Countrywide Financial for an estimated $4 billion. Once the country’s largest mortgage lender, Countrywide had become the poster child for the subprime debacle, and investors became leery that the acquisition would hurt Bank of America’s future earnings and ongoing operations. Countrywide’s shareholders approved the purchase in June, though the value had declined to about $2.6 billion because of the drop in stock price. The transaction was completed on July 1 (just after the end of the fiscal year) and Bank of America is now the country’s largest mortgage lender and servicer (a title that doesn’t bring great bragging rights these days) and we are still holding.

Top Ten Holdings as of June 30, 2008

The top two holdings of the Fund, Mosaic and Potash Corp, were also the top two performers for the fiscal year (and numbers two and three in terms of returns for the quarter). Both companies are involved in the fertilizer business and have reaped the benefits of the rise in commodities prices. The Fund remains well-diversified with none of its holdings representing greater than 4% of its assets. In fact, the top 10 holdings account for less than 25% of the net assets of the Fund.

Rank	Description	Industry	Percent of Net Assets
1	Mosaic Co.	Chemicals	3.9%
2	Potash Corp. of Saskatchewan, Inc.	Chemicals	3.2%
3	Apple, Inc.	Computers	2.4%
4	Monsanto Co.	Chemicals	2.4%
5	Gilead Sciences, Inc.	Pharmaceuticals	2.1%
6	Oracle Corp.	Software	2.0%
7	Intuitive Surgical, Inc.	Healthcare-Products	2.0%
8	EOG Resources, Inc.	Oil & Gas	2.0%
9	Bristol-Myers Squibb Co.	Pharmaceuticals	1.9%
10	Microsoft Corp.	Software	1.8%

Total			23.7%

www.bridgeway.com	81

Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Industry Sector Representation as of June 30, 2008

Two significant allocation decisions greatly contributed to the success of the Fund during the past quarter. We were overweight in basic materials and benefited from the run-up in commodities prices. We were underweight financials and avoided some of the hardships faced by companies engaged in subprime lending, mortgage-related securities investing, and other ramifications of the ongoing credit crisis.

	% of Net Assets	% of S&P 500 Index	Difference
Basic Materials	12.0%	3.9%	8.1%
Communications	10.8%	11.0%	-0.2%
Consumer, Cyclical	2.9%	7.1%	-4.2%
Consumer, Non-cyclical	22.7%	20.6%	2.1%
Energy	16.4%	16.3%	0.1%
Financial	5.3%	14.0%	-8.7%
Industrial	10.7%	11.5%	-0.8%
Technology	16.1%	11.6%	4.5%
Utilities	0.7%	3.9%	-3.2%
Diversified	0.0%	0.1%	-0.1%
Cash	2.4%	0.0%	2.4%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Large-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

82	Annual Report | June 30, 2008

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www.bridgeway.com	83

Bridgeway Large-Cap Growth Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

COMMON STOCKS - 97.64%
Aerospace/Defense - 0.61%
	L-3 Communications Holdings, Inc.	2,000	$181,740
	Rockwell Collins, Inc.	18,300	877,668

			1,059,408

Apparel - 0.58%
	Coach, Inc.*	35,320	1,020,042

Banks - 2.45%
	Bank of America Corp.	23,700	565,719
	State Street Corp.	22,700	1,452,573
	US Bancorp	81,000	2,259,090

			4,277,382

Beverages - 2.38%
	Coca-Cola Co.	59,300	3,082,414
	PepsiCo., Inc.	16,900	1,074,671

			4,157,085

Biotechnology - 5.54%
	Biogen Idec, Inc.*	50,200	2,805,678
	Celgene Corp.*	24,900	1,590,363
	Genentech, Inc.*	21,400	1,624,260
	Gilead Sciences, Inc.*	69,240	3,666,258

			9,686,559

Chemicals - 11.22%
	CF Industries Holdings, Inc.	20,500	3,132,400
	Monsanto Co.	32,700	4,134,588
	Mosaic Co.*	47,300	6,844,310
	Potash Corp. of Saskatchewan, Inc.	24,100	5,508,537

			19,619,835

Commercial Services - 2.73%
	MasterCard, Inc., Class A+	10,000	2,655,200
	Paychex, Inc.+	68,000	2,127,040

			4,782,240

Computers - 8.75%
	Apple, Inc.*	25,200	4,219,488
	EMC Corp.*	178,400	2,620,696
	Hewlett-Packard Co.	68,600	3,032,806
	International Business Machines Corp.	24,000	2,844,720
	Research In Motion, Ltd.*	22,000	2,571,800

			15,289,510

Industry	Company	Shares	Value

Cosmetics/Personal Care - 0.63%
	Procter & Gamble Co.	18,232	$1,108,688

Diversified Financial Services - 2.83%
	Charles Schwab Corp.	136,400	2,801,656
	Interactive Brokers Group, Inc., Class A*	63,000	2,024,190
	IntercontinentalExchange, Inc.*	1,000	114,000

			4,939,846

Electric Utilities - 0.66%
	Allegheny Energy, Inc.	22,900	1,147,519

Electronics - 0.55%
	Waters Corp.*	14,900	961,050

Engineering & Construction - 1.00%
	Jacobs Engineering Group, Inc.*	21,600	1,743,120

Healthcare - Products - 5.73%
	CR Bard, Inc.	1,800	158,310
	Intuitive Surgical, Inc.*	12,900	3,475,260
	Johnson & Johnson	27,300	1,756,482
	Medtronic, Inc.	4,400	227,700
	St. Jude Medical, Inc.*	48,100	1,966,328
	Stryker Corp.	38,800	2,439,744

			10,023,824

Internet - 4.86%
	Amazon.com, Inc.*+	41,900	3,072,527
	eBay, Inc.*	100,200	2,738,466
	Google, Inc., Class A*	5,100	2,684,742

			8,495,735

Machinery - Diversified - 3.33%
	AGCO Corp.*+	41,100	2,154,051
	Deere & Co.	22,700	1,637,351
	Flowserve Corp.	14,800	2,023,160

			5,814,562

Media - 0.59%
	Walt Disney Co.	33,200	1,035,840

Metal Fabrication - Hardware - 1.31%
	Precision Castparts Corp.	23,700	2,283,969

Mining - 0.85%
	Southern Copper Corp.+	14,000	1,492,820

84	Annual Report | June 30, 2008

Bridgeway Large-Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

Common Stocks (continued)
Miscellaneous Manufacturing - 1.60%
	Danaher Corp.	14,800	$1,144,040
	Dover Corp.	15,700	759,409
	Illinois Tool Works, Inc.	19,000	902,690

			2,806,139

Oil & Gas - 9.70%
	ConocoPhillips	3,607	340,465
	EOG Resources, Inc.	26,100	3,424,320
	Exxon Mobil Corp.	33,800	2,978,794
	Noble Corp.+	39,700	2,578,912
	Noble Energy, Inc.	17,900	1,800,024
	Plains Exploration & Production Co.*	37,300	2,721,781
	XTO Energy, Inc.	45,332	3,105,695

			16,949,991

Oil & Gas Services - 6.80%
	Baker Hughes, Inc.	22,700	1,982,618
	Cameron International Corp.*	41,800	2,313,630
	FMC Technologies, Inc.*	30,900	2,377,137
	National Oilwell Varco, Inc.*	30,400	2,697,088
	Smith International, Inc.	30,200	2,510,828

			11,881,301

Packaging & Containers - 1.61%
	Owens-Illinois, Inc.*	67,400	2,809,906

Pharmaceuticals - 5.68%
	Bristol-Myers Squibb Co.	162,700	3,340,231
	Express Scripts, Inc.*	35,900	2,251,648
	Merck & Co., Inc.	50,800	1,914,652
	Pfizer, Inc.	7,200	125,784
	Schering-Plough Corp.	116,800	2,299,792

			9,932,107

Retail - 2.34%
	CVS Caremark Corp.	3,340	132,164
	GameStop Corp., Class A*	41,400	1,672,560
	Staples, Inc.+	25,890	614,887
	Tiffany & Co.	41,200	1,678,900

			4,098,511

Semiconductors - 2.66%
	MEMC Electronic Materials, Inc.*	29,100	1,790,814
	Texas Instruments, Inc.+	101,790	2,866,406

			4,657,220

Industry	Company	Shares	Value

Software - 4.65%
	Adobe Systems, Inc.*	10,000	$393,900
	BMC Software, Inc.*	5,000	180,000
	CA, Inc.	35,000	808,150
	Microsoft Corp.	116,200	3,196,662
	Oracle Corp.*	169,200	3,553,200

			8,131,912

Telecommunications - 5.30%
	AT&T, Inc.	83,800	2,823,222
	Cisco Systems, Inc.*	119,200	2,772,592
	Corning, Inc.	59,300	1,366,865
	Harris Corp.	22,100	1,115,829
	Juniper Networks, Inc.*	53,900	1,195,502

			9,274,010

Transportation - 0.70%
	CH Robinson Worldwide, Inc.	22,200	1,217,448

TOTAL COMMON STOCKS - 97.64%			170,697,579

(Cost $147,839,015)

MONEY MARKET FUNDS - 2.23%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	2.61%	3,892,546	3,892,546

TOTAL MONEY MARKET FUNDS - 2.23%			3,892,546

(Cost $3,892,546)

TOTAL INVESTMENTS - 99.87%			$174,590,125
(Cost $151,731,561)
Other Assets in Excess of Liabilities - 0.13%			222,478

NET ASSETS - 100.00%			$174,812,603

*	Non Income Producing Security.
+	This security or a portion of the security is out on loan at June 30, 2008. Total loaned securities had a market value of $14,534,265 at June 30, 2008.
^	Rate disclosed is as of June 30, 2008.

See Notes to Financial Statements.

www.bridgeway.com	85

Large-Cap Value Fund

MANAGER’S COMMENTARY

June 30, 2008

Dear Fellow Large-Cap Value Fund Shareholder,

Along with the large-cap value segment of the stock market, our Fund continued to suffer the ill-effects of the ongoing credit crisis and economic downturn. For the quarter ending June 30, 2008, the Fund declined 4.22%, beating its primary benchmark, the Russell 1000 Value Index, which fell 5.31%. Our peer benchmark, however, dropped by a smaller 3.40%. While certain growth stocks experienced a bit of a rebound during the period, investors avoided value-oriented companies. It was a mixed (mediocre to poor) quarter on a relative return basis.

For the full fiscal year ended June 30, 2008, Large-Cap Value Fund declined a significant 16.46%, as the economic news took its toll on value stocks. Nevertheless, we did provide some “cushion” against the downturn, outperforming both our benchmarks. The Russell 1000 Value Index declined 18.78% and the Lipper Large-Cap Value Funds Index dropped 16.53% during the period.

As presented in the table below, we are pleased to report that Large-Cap Value Fund has also outperformed each of its benchmarks since inception in October 2003. We apply our quantitative strategies in a disciplined manner in both good times and bad, both strong and weak markets. Focusing on the long term will remain a key objective of our firm. The information below bears out our historical success as we approach our five year anniversary.

The table below presents our June quarter, one-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	June Qtr. 4/1/08 to 6/30/08	1 Year 7/1/07 to 6/30/08	Life-to-Date 10/31/03 to 6/30/08

Large-Cap Value Fund	-4.22%	-16.46%	8.55%
Russell 1000 Value Index	-5.31%	-18.78%	7.73%
Lipper Large-Cap Value Funds Index	-3.40%	-16.53%	6.71%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000 Value Index is an unmanaged index which consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Value Funds Index is an index of large-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2008, Large-Cap Value Fund ranked 173rd of 431 multi-cap value funds for the twelve-month period ended June 30, 2008 and 58th of 262 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

86	Annual Report | June 30, 2008

Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Large-Cap Value Fund vs. Russell 1000 Value Index & Lipper Large-Cap Value Funds Index 10/31/03 to 6/30/08

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Energy companies were the saving grace for the Fund over the past three months, as five oil and gas holdings headlined our list of top performers. Combined these stocks contributed about 2% to the Fund’s return. However, only one holding climbed by more than 30% during the quarter, and four of our top performing stocks earned single-digit returns.

These are the ten best-performing stocks for the quarter ended June 30, 2008:

Rank	Description	Industry	% Gain
1	Chesapeake Energy Corp	Oil & Gas	42.9%
2	Western Digital Corp	Computers	27.7%
3	ConocoPhillips	Oil & Gas	23.9%
4	Freeport-McMoRan Copper & Gold Inc	Mining	21.8%
5	Chevron Corp	Oil & Gas	16.1%
6	Marathon Oil Corp	Oil & Gas	13.8%
7	Medco Health Solutions Inc	Pharmaceuticals	7.8%
8	Time Warner Inc	Media	5.6%
9	Goldman Sachs Group Inc	Diversified Financial Services	4.4%
10	Exxon Mobil Corp	Oil & Gas	4.2%

Exploration and production company Chesapeake Energy was the Fund’s top performer over the three-month period. During the quarter, the company engaged in a series of transactions, as management positioned it to take advantage of the continued rise in energy prices. In May, Chesapeake announced the sale of several producing properties, including some older gas reserves for over $600 million. It also advanced its position in the shale market by partnering on some developing properties with Goodrich Petroleum in Louisiana. The company announced a first quarter loss; however, once hedging costs were removed from the equation, its adjusted earnings far exceeded Wall Street expectations. For the quarter, the company contributed about 0.7% to the return of the Fund.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  The financial services industry continued to struggle through the credit crisis. Banks and investment firms wrote-down significant assets and sought out capital infusions from various sources to shore up their balance sheets. Four of our lowest performing companies of the quarter (including the two worst performers) were in that industry. Combined, they cost the Fund slightly less than 1.8% in terms of performance.

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Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

These are the ten worst-performing stocks for the quarter ended June 30, 2008:

Rank	Description	Industry	% Loss
1	Wachovia Corp	Banks	-42.5%
2	Bank of America Corp	Banks	-37.0%
3	Goodyear Tire & Rubber Co	Auto Parts & Equipment	-30.9%
4	Owens-Illinois Inc	Packaging & Containers	-26.1%
5	JPMorgan Chase & Co	Diversified Financial Services	-20.1%
6	Avnet Inc	Electronics	-18.9%
7	Pepsi Bottling Group Inc	Beverages	-17.7%
8	Pfizer Inc	Pharmaceuticals	-16.1%
9	Expedia Inc	Internet	-16.0%
10	US Bancorp	Banks	-13.8%

North Carolina-based Wachovia is the nation’s fourth largest bank. Unfortunately, management’s decision to purchase Golden West Financial, a California-based mortgage company, in 2006 contributed greatly to many of the financial hardships the bank has incurred. In May, Wachovia reported a loss of $708 million in the first quarter and was forced to cut its dividend and seek additional capital through the issuance of new common and preferred stock. The company also became the target of an SEC investigation and related class-action lawsuits over its role in misrepresenting certain auction-rate securities. In June, CEO Ken Thompson became the latest financial executive victim as he “chose” to step down, just a few weeks after he relinquished his Chairman title. We continue to hold this stock for now.

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  One look at the Fund’s numbers for the fiscal year reveals that not much worked during the period. However, some of our energy and commodities (mining) companies performed quite well for the Fund. Additionally, some good picks from outside of these two hot industries also resulted in strong returns for certain stocks, and six different sectors were represented in the list of top performers.

These are the ten best performers for the fiscal year ended June 30, 2008:

Rank	Description	Industry	% Gain
1	Chesapeake Energy Corp	Oil & Gas	90.6%
2	Western Digital Corp	Computers	29.8%
3	Freeport-McMoRan Copper & Gold Inc	Mining	27.4%
4	Express Scripts Inc	Pharmaceuticals	22.3%
5	Medco Health Solutions Inc	Pharmaceuticals	20.7%
6	ConocoPhillips	Oil & Gas	20.2%
7	Chevron Corp	Oil & Gas	17.7%
8	Southern Copper Corp	Mining	13.1%
9	Berkshire Hathaway Inc	Insurance	11.3%
10	Parker Hannifin Corp	Miscellaneous Manufacturing	9.3%

Western Digital Corp. was the Fund’s number two performer during the fiscal year and contributed over 0.2% to the overall return. During the year, the hard-drive manufacturer reported consecutive quarters of positive earnings surprises, and revenues jumped over 50% in its most recent report. While computer makers have struggled given the sluggish economy, the demand for digital storage has been expanding, and some analysts claim that such content is more important than the hardware it resides on. Our models gave us the buy signal for this stock in late January, and it has paid off so far.

88	Annual Report | June 30, 2008

Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  Financials and consumer-related companies highlighted the list of the Fund’s worst performers for the fiscal year. As the credit crisis pushes forward, the losses, write-downs, and general negativity are starting to impact other sectors of the economy, particularly those reliant on consumer activity. Three financial companies and four consumer-oriented (cyclical and non-cyclical) holdings comprise this list and cost the Fund about 4% in returns. The two biggest losers were major banks, and both declined in excess of 50% during the fiscal year.

These are the ten stocks that performed the worst in the fiscal year ended June 30, 2008:

Rank	Description	Industry	% Gain
1	Wachovia Corp	Banks	-60.4%
2	Bank of America Corp	Banks	-50.6%
3	CNA Financial Corp	Insurance	-40.6%
4	Qwest Communications International Inc	Telecommunications	-38.4%
5	Expedia Inc	Internet	-37.6%
6	Bristol-Myers Squibb Co	Pharmaceuticals	-34.7%
7	Kla-Tencor Corp	Semiconductors	-33.4%
8	Goodyear Tire & Rubber Co/The	Auto Parts & Equipment	-33.1%
9	Cigna Corp	Healthcare-Services	-32.2%
10	Pepsi Bottling Group Inc	Beverages	-31.9%

Bank of America, the giant Charlotte, North Carolina-based financial holding company, lost over 50% of its value during the past twelve months and cost the Fund over three-quarters of a percent in performance. As the credit crisis continued to worsen, Bank of America played “white knight” and agreed to purchase Countrywide Financial for an estimated $4 billion. Once the country’s largest mortgage lender, Countrywide had become the poster child for the subprime debacle, and investors became leery that the acquisition would hurt Bank of America’s future earnings and ongoing operations. Countrywide’s shareholders approved the purchase in June, though the value had declined to about $2.6 billion because of the drop in stock price. The transaction was completed on July 1 (just after the end of the fiscal year) and Bank of America is now the country’s largest mortgage lender and servicer (not such a desired position to be in these days). We are still in a holding pattern with Bank of America.

Top Ten Holdings as of June 30, 2008

Four of the Fund’s largest positions at the end of the fiscal year were also among the top performers for the quarter; it’s not surprising that three of those holdings were oil and gas companies: ConocoPhillips, Exxon Mobil, and Chevron. No single position accounted for over 5% of the net assets and, as a whole, the top 10 holdings made up less than 40% of the Fund.

Rank	Description	Industry	Percent of Net Assets
1	Hewlett-Packard Co.	Computers	4.9%
2	AT&T, Inc.	Telecommunications	4.1%
3	Berkshire Hathaway, Inc.	Insurance	3.8%
4	ConocoPhillips	Oil & Gas	3.8%
5	Exxon Mobil Corp.	Oil & Gas	3.5%
6	Medco Health Solutions, Inc.	Pharmaceuticals	3.5%
7	Verizon Communications, Inc.	Telecommunications	3.5%
8	Chevron Corp.	Oil & Gas	3.4%
9	Lockheed Martin Corp.	Aerospace/Defense	3.3%
10	International Business Machines Corp.	Computers	3.2%

Total			37.0%

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Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Industry Sector Representation as of June 30, 2008

The underweighting in the consumer sectors (both cyclical and non-cyclical) proved to be a successful strategy as the sluggish economy continued to hinder consumer activity. However, the Fund was overweight financials which, as the media reminds us about daily, remains the hardest hit sector.

	% of Net Assets	% of S&P 500 Index	Difference
Basic Materials	8.1%	3.9%	4.2%
Communications	12.8%	11.0%	1.8%
Consumer, Cyclical	1.7%	7.1%	-5.4%
Consumer, Non-cyclical	16.2%	20.6%	-4.4%
Energy	18.1%	16.3%	1.8%
Financial	16.8%	14.0%	2.8%
Industrial	11.7%	11.5%	0.2%
Technology	9.7%	11.6%	-1.9%
Utilities	4.9%	3.9%	1.0%
Cash	0.0%	0.1%	-0.1%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Large-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

90	Annual Report | June 30, 2008

THIS PAGE INTENTIONALLY LEFT BLANK

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Bridgeway Large-Cap Value Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

COMMON STOCKS - 100.00%
Aerospace/Defense - 5.41%
	Lockheed Martin Corp.	18,300	$1,805,478
	Raytheon Co.	20,000	1,125,600

			2,931,078

Auto Parts & Equipment - 0.88%
	Goodyear Tire & Rubber Co.*	26,800	477,844

Banks - 3.18%
	Bank of America Corp.	27,508	656,616
	US Bancorp	27,000	753,030
	Wachovia Corp.+	20,000	310,600

			1,720,246

Beverages - 0.92%
	Pepsi Bottling Group, Inc.	17,900	499,768

Chemicals - 3.77%
	Dow Chemical Co.	12,400	432,884
	EI Du Pont de Nemours & Co.	37,500	1,608,375

			2,041,259

Commercial Services - 1.64%
	RR Donnelley & Sons Co.	30,000	890,700

Computers - 9.72%
	Hewlett-Packard Co.	60,000	2,652,600
	International Business Machines Corp.	14,800	1,754,244
	Western Digital Corp.*+	24,800	856,344

			5,263,188

Diversified Financial Services - 2.79%
	Goldman Sachs Group, Inc.	1,000	174,900
	JPMorgan Chase & Co.	38,950	1,336,374

			1,511,274

Electric Utilities - 4.91%
	American Electric Power Co., Inc.	24,000	965,520
	Duke Energy Corp.	26,100	453,618
	Reliant Energy, Inc.*	33,600	714,672
	Southern Co.	15,050	525,546

			2,659,356

Healthcare - Services - 3.06%
	Aetna, Inc.	22,600	915,978
	CIGNA Corp.	21,000	743,190

			1,659,168

Industry	Company	Shares	Value

Insurance - 10.82%
	Aflac, Inc.	15,000	$942,000
	Berkshire Hathaway, Inc., Class B*	510	2,046,120
	Chubb Corp.	25,100	1,230,151
	MetLife, Inc.	31,100	1,641,147

			5,859,418

Internet - 1.07%
	Expedia, Inc.*	31,500	578,970

Machinery - Diversified - 1.02%
	AGCO Corp.*+	10,500	550,305

Media - 3.26%
	Time Warner, Inc.	20,400	301,920
	Walt Disney Co.	46,900	1,463,280

			1,765,200

Mining - 4.33%
	Freeport-McMoRan Copper & Gold, Inc., Class B	8,156	955,802
	Southern Copper Corp.+	13,000	1,386,190

			2,341,992

Miscellaneous Manufacturing - 4.27%
	Honeywell International, Inc.	20,000	1,005,600
	Parker Hannifin Corp.	5,250	374,430
	Textron, Inc.	19,400	929,842

			2,309,872

Oil & Gas - 18.09%
	Chesapeake Energy Corp.+	22,000	1,451,120
	Chevron Corp.	18,514	1,835,293
	ConocoPhillips	21,600	2,038,824
	Exxon Mobil Corp.	21,600	1,903,608
	Hess Corp.+	6,900	870,711
	Marathon Oil Corp.	21,200	1,099,644
	Noble Energy, Inc.	5,900	593,304

			9,792,504

Packaging & Containers - 1.00%
	Owens-Illinois, Inc.*	13,000	541,970

Pharmaceuticals - 10.53%
	Bristol-Myers Squibb Co.	75,000	1,539,750
	Express Scripts, Inc.*	15,000	940,800
	Medco Health Solutions, Inc.*	40,000	1,888,000
	Pfizer, Inc.	76,200	1,331,214

			5,699,764

92	Annual Report | June 30, 2008

Bridgeway Large-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

Common Stocks (continued)
Retail - 0.84%
	CVS Caremark Corp.	11,480	$454,264

Telecommunications - 8.49%
	AT&T, Inc.	65,292	2,199,687
	Corning, Inc.	22,600	520,930
	Verizon Communications, Inc.+	53,030	1,877,262

			4,597,879

TOTAL COMMON STOCKS - 100.00%			54,146,019

(Cost $46,947,038)

TOTAL INVESTMENTS - 100.00%			$54,146,019
(Cost $46,947,038)
Liabilities in Excess of Other Assets - 0.00%			(2,431)

NET ASSETS - 100.00%			$54,143,588

*	Non Income Producing Security.
+	This security or a portion of the security is out on loan at June 30, 2008. Total loaned securities had a market value of $6,750,451 at June 30, 2008.

See Notes to Financial Statements.

www.bridgeway.com	93

Blue Chip 35 Index Fund

MANAGER’S COMMENTARY

June 30, 2008

Dear Fellow Blue Chip 35 Index Fund Shareholder,

For the six months ending June 30, 2008, our Fund declined sharply, 14.57%, a steeper decline than either our primary market or peer benchmark. By comparison, the S&P 500 Index was down 11.91%, and the Lipper Large-Cap Core Funds Index was down 10.80%. Our own proprietary index, the Bridgeway Ultra-Large 35 Index, declined 14.89% during the past six months, slightly more than our Fund (even after considering our expense ratio). Accounting for the benchmark-lagging performance were the facts that a) mid-size companies strongly outperformed our ultra-large ones during the period, and b) we had slightly stronger representation among financial stocks, some of which were among those particularly hard hit in the credit crisis. Except for the favorable operational execution against our own index, this was a poor six-month period.

Based on the negative performance drag of the recent six-month period, our Fund declined a similar 14.28% for the fiscal year ending June 30, 2008, underperforming the S&P 500 Index by 1.16% and the Lipper Large-Cap Core Funds Index by 2.90%.

The table below presents our six month, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance from inception. We are now “dead even” with the S&P 500 Index over the last ten years and lead by a bit since inception.

	Six Months 1/1/08 to 6/30/08	1 Year 7/1/07 to 6/30/08	5 Year 7/1/03 to 6/30/08	10 Year 7/1/98 to 6/30/08	Life-to-Date 7/31/97 to 6/30/08

Blue Chip 35 Index Fund	-14.57%	-14.28%	4.63%	2.88%	4.53%
S&P 500 Index	-11.91%	-13.12%	7.58%	2.88%	4.40%
Bridgeway Ultra-Large 35 Index	-14.89%	-14.59%	4.55%	2.97%	4.61%
Lipper Large-Cap Core Funds Index	-10.80%	-11.38%	6.94%	2.32%	3.85%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested. The Bridgeway Ultra-Large 35 Index is an index comprised of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2008, Blue-Chip 35 Index Fund ranked 565th of 817 large-cap core funds for the twelve months ending June 30, 2008, 497th of 574 over the last five years, 137th of 323 over the last ten years, and 83rd of 270 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

94	Annual Report | June 30, 2008

Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

Blue Chip 35 Index Fund vs. S&P 500 Index & Bridgeway Ultra-Large 35 Index & Lipper Large-Cap Core Funds Index Inception (7/31/97) to 6/30/08

Six-Month Performance

The Short Version:  Being pure “ultra-large,” that is, focusing on the market’s largest companies, did not help in the last six-month period. Our financial stocks also hurt performance.

As reported in our December 2007 report, “The shift toward larger company stocks is clearly evident during the one-year timeframe and shorter. The most recent quarter [December 2007] indicates things could be shifting back in the “bulls-eye” of our Fund.” We were certainly off the mark on this last statement. (One more reason we don’t take action to time the market with our funds at Bridgeway; it’s nearly impossible to predict short-term market movements with accuracy. Not only did things shift back in favor of mid-cap companies (absent from our Fund but present in our primary market and peer benchmarks), but it happened in a strongly down-trending market—rather unusual based on a study of the last eight decades of stock market data. The second column in the table below shows statistically that we had a “size disadvantage” relative to our performance benchmarks that have some exposure to the companies in size deciles 2-5, which our Fund does not.

CRSP Decile[1]	Six-months to 6/30/08	Fiscal Year to 6/30/08	(82 years) 12/31/1925 to 6/30/08
(ultra-large) 1	-12.1%	-11.0%	9.4%
2	-11.2%	-13.2%	10.7%
3	-6.8%	-13.0%	11.1%
4	-7.0%	-13.9%	10.9%
5	-6.2%	-13.1%	11.5%
6	-10.6%	-15.3%	11.5%
7	-12.8%	-20.3%	11.3%
8	-11.5%	-21.1%	11.5%
9	-15.0%	-25.0%	11.6%
10	-15.1%	-27.3%	13.2%

[1]

The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

In addition to the size disadvantage for the six-month period, financial stocks were a major part of our performance problem, as detailed more fully in the next section.

Fiscal Year Performance

The Short Version:  Relative to the S&P 500 Index, our blue chip fund has a higher concentration of finance stocks and too many of the ones that did particularly poorly. We were a bit under concentrated in energy, basic materials, and utility companies.

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Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

Unlike the last six-month period described above, the six-month period from July through December 2007 was quite favorable to our staple of ultra-large companies. Indeed, according to the table above, the CRSP 1 group of ultra-large companies outperformed the next smaller group by more than two percentage points for the full fiscal year ending June 30, 2008. Alas, this favorable factor was swamped by the other unfavorable factors below.

The table below tells much of the story behind our negative (and benchmark-lagging) returns over the twelve months of fiscal year 2008. First of all, two companies declined by more than 50%. We wondered if this had ever happened before, and we checked through our Fund’s history. It has. In fiscal year 2001, the second year of the worst bear market since the Great Depression, seven Fund companies declined more than 50%. While interesting, somehow that fact doesn’t seem to provide much comfort.

Second, while our Fund was only overweight by one percentage point in financial companies relative to the S&P 500 Index at the end of the fiscal year, the largest financial companies in the marketplace were particularly hard hit. Indeed, all four of the worst-performing companies on the list below hailed from the financial sector. In aggregate, these four companies accounted for about half of our negative performance for the fiscal year—seven percentage points of return. Ouch.

Third, our “roughly equal weighting strategy,” (we generally seek to own equal amounts of each of our index stocks), worked against us over the last few quarters. Our analysis indicates that, over time, equal weighting helps manage Fund risk, but it doesn’t work as well in environments where there are major market trends, such as the technology boom of the late nineties or the financial debacle over the last year.

Fourth, the three sectors of the economy that actually had positive returns over the last year were basic materials (especially chemical companies), utilities, and energy—areas where our Index of the largest companies was absent or “light.” For example, on average during the June quarter our Fund held about nine and a half percent of net assets in energy companies, but the S&P 500 Index held fourteen and a half percent in this sector. Since this has been a “boom” part of the economy—with double digit positive returns—our underweighting cost about two percentage points of returns on a relative basis.

In total, a lot was working against us. Our informal internal goal is to outperform the market about three of every four years.

Total Return for Blue Chip 35 Index Fund Stocks for the Fiscal Year Ended June 30, 2008

Rank	Company	Industry	% Change
1	ConocoPhillips	Oil & Gas	18.0%
2	Wal-Mart Stores Inc	Retail	14.1%
3	Chevron Corp	Oil & Gas	13.3%
4	International Business Machines Corp	Computers	8.2%
5	Genentech Inc	Biotechnology	3.3%
6	Oracle Corp	Software	2.7%
7	Exxon Mobil Corp	Oil & Gas	1.8%
8	Berkshire Hathaway Inc	Insurance	0.8%
9	Johnson & Johnson	Healthcare-Products	0.1%
10	Google Inc	Internet	-0.4%
11	Applied Materials Inc	Semiconductors	-1.2%
12	Coca-Cola Co	Beverages	-3.8%
13	Procter & Gamble Co	Cosmetics/Personal Care	-5.9%
14	PepsiCo Inc	Beverages	-6.2%
15	Intel Corp	Semiconductors	-7.2%
16	Microsoft Corp	Software	-8.5%
17	Dell Inc	Computers	-9.2%
18	United Parcel Service Inc	Transportation	-11.0%
19	AT&T Inc	Telecommunications	-11.5%

96	Annual Report | June 30, 2008

Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

Rank	Company	Industry	% Change
20	Verizon Communications Inc	Telecommunications	-11.6%
21	Eli Lilly & Co	Pharmaceuticals	-14.3%
22	United Technologies Corp	Aerospace/Defense	-14.8%
23	Cisco Systems Inc	Telecommunications	-14.8%
24	Texas Instruments Inc	Semiconductors	-14.9%
25	3M Co	Miscellaneous Manufacturing	-15.6%
26	Time Warner Inc	Media	-15.8%
27	Merck & Co Inc	Pharmaceuticals	-16.7%
28	JPMorgan Chase & Co	Diversified Financial Services	-20.7%
29	General Electric Co	Miscellaneous Manufacturing	-22.9%
30	Wells Fargo & Co	Banks	-24.2%
31	Pfizer Inc	Pharmaceuticals	-24.4%
32	Home Depot Inc	Retail	-26.5%
33	Bank of America Corp	Banks	-42.8%
34	Citigroup Inc	Diversified Financial Services	-47.7%
35	Wachovia Corp	Banks	-52.7%
36	American International Group Inc	Insurance	-54.0%

Rebalancing Bridgeway Ultra-Large 35 Index

Our most significant restructuring of the Ultra-Large 35 Index takes place every two to three years, at which point we add and remove between five and ten stocks to stay in line with the Index strategy of investing in the largest “blue chip” U.S. stocks. Changing the constituents is not done in a straightforward way: by simply ranking stocks by their market capitalization. We also implement a number of restrictions and rules looking for diversification at the industry and sector level. Our last rebalancing was three years ago. We made the following changes to the Index on June 30, 2008 (and consequently made the same changes to the Fund):

Added to the Index	Industry
Apple Inc	Computers
Abbott Laboratories	Pharmaceuticals
CVS/Caremark Corp	Retail
Halliburton Co	Oil & Gas Services
Hewlett-Packard Co	Computers
Monsanto Co	Chemicals
Occidental Petroleum Corp	Oil & Gas
Visa Inc	Commercial Services

Dropped from the Index	Industry
Applied Materials Inc	Semiconductors
Dell Inc	Computers
Home Depot Inc	Retail
Eli Lilly & Co	Pharmaceuticals
3M Co	Miscellaneous Manufacturers
Time Warner Inc	Media
Texas Instruments Inc	Semiconductors
Wachovia Corp	Banks

Not Destroying Value in the Recomposition Process

One of the studies that had an impact on John Montgomery’s (and later, Bridgeway’s) overall investment philosophy (or “contrarian leanings”) had to do with the investment industry’s first index fund. This fund was constructed for a pension fund with the idea that what you give up (performance) with active management, you save in lower transaction costs and operating

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Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

costs. It was a really good idea except for, as it turns out on the margin, human intervention. Ah, you may have thought human intervention was completely taken out of the investment process with indexing. Almost, but not quite.

One of the principles applied to this first index fund was the “prudent man rule.” This rule directs trustees to “observe how men of prudence, discretion and intelligence manage their own affairs, not in regard to speculation, but . . . also considering the safety of the capital to be invested.” The first implementers of index investing decided that even in indexing, a prudent man should eliminate the dozen or so companies that a . . . prudent man (apparently women didn’t invest in 1830 when this rule was born) would avoid, i.e. those that are probably going out of business. So, more than a dozen companies were “skipped” in the construction of the fund. Some years later, a researcher came up with the idea of checking how these “dogs” of the index actually did in the ensuing years. Indeed, not all the companies survived, but those that did carry the day and the group as a whole actually outperformed the index. A classical contrarian result.

When designing our own proprietary index, we at Bridgeway wanted to make sure that nothing we did would destroy value by picking stocks we simply thought were particularly good (or avoiding ones we thought were particularly bad), lest we end up with returns somewhat less that the universe of stocks from which we were sampling. Unless you are on your guard, emotion creeps into the process in difficult to detect and insidious ways.

Since it’s now been more than ten years since the construction of Bridgeway Ultra-Large 35 Index, and since this is the fourth time we have recomposed our Index, we thought it would be appropriate to evaluate how well we’ve done. Elena Khoziaeva, a member of Bridgeway’s Investment Management Team recently compiled the list of all the stocks coming out of the Index and all the ones going in. (drum roll please)

We’re happy to report that, in aggregate, our new companies moving into the Index have outperformed the ones coming out. We have a well constructed process to identify the stocks coming in and out. My favorite example is Google, which came in three and a half years ago. Elena’s reaction when we added it was, “This stock is way too expensive. I can’t believe we’re adding it to a blue chip fund. So, now we have to buy it anyway.”

Oh, we almost forgot the punch line. In the fiscal years since adding it, Google has ranked, among all 35+ Index companies: first, twelfth, and (above) tenth. This makes it our second best performing company since adding it to the Fund.

Industry Sector Representation as of June 30, 2008

Technology represented the largest sector allocation dispersion (+9.6%) between our Fund and the S&P 500 Index. Energy was next (-5.7%), as reported below. Both of these “gaps” closed some with our “recomposed” Ultra-Large 35 Index (see “recomposition” above.) The second column below reflects actual Fund holdings, which approximate the weights in Bridgeway’s Ultra-Large 35 Index before recomposition. The second column reflects the Index post recomposition; these weights became the target for our Fund beginning July 1, 2008.

	% of Fund	% Newly Recomposed Index	% S&P 500
Basic Materials	0.0%	2.7%	3.9%
Communications	15.3%	11.1%	11%
Consumer, Cyclical	5.4%	5.5%	7.1%
Consumer, Non-cyclical	22.2%	25.1%	20.6%
Energy	10.6%	14.0%	16.3%
Financial	14.9%	16.7%	14%
Industrial	10.0%	8.2%	11.5%
Technology	21.2%	16.7%	11.6%
Utilities	0.0%	0.0%	3.9%
Diversified	0.0%	0.0%	0.1%
Cash	0.4%	0.0%	0.0%

Total	100.0%	100.0%	100.0%

98	Annual Report | June 30, 2008

Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. This Fund remains open to both current and new investors. As always, we appreciate your feedback.

Sincerely,

Your Investment Management Team

www.bridgeway.com	99

Bridgeway Blue Chip 35 Index Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

COMMON STOCKS - 99.59%
Aerospace/Defense - 2.91%
	United Technologies Corp.	118,480	$7,310,216

Banks - 5.56%
	Bank of America Corp.	185,008	4,416,141
	Wachovia Corp.+	260,135	4,039,897
	Wells Fargo & Co.+	231,559	5,499,526

			13,955,564

Beverages - 5.19%
	Coca-Cola Co.	121,257	6,302,939
	PepsiCo., Inc.	105,650	6,718,283

			13,021,222

Biotechnology - 2.80%
	Genentech, Inc.*	92,515	7,021,888

Computers - 5.79%
	Dell, Inc.*+	342,944	7,503,615
	International Business Machines Corp.	59,342	7,033,807

			14,537,422

Cosmetics/Personal Care - 2.83%
	Procter & Gamble Co.	116,826	7,104,189

Diversified Financial Services - 4.64%
	Citigroup, Inc.+	348,049	5,833,301
	JPMorgan Chase & Co.	169,695	5,822,236

			11,655,537

Healthcare - Products - 3.18%
	Johnson & Johnson	123,952	7,975,072

Insurance - 4.73%
	American International Group, Inc.	164,036	4,340,393
	Berkshire Hathaway, Inc., Class B*	1,880	7,542,560

			11,882,953

Internet - 3.52%
	Google, Inc., Class A*	16,770	8,828,063

Media - 3.03%
	Time Warner, Inc.+	513,630	7,601,724

Miscellaneous Manufacturing - 5.07%
	3M Co.	94,328	6,564,285
	General Electric Co.	230,443	6,150,524

			12,714,809

Industry	Company	Shares	Value

Oil & Gas - 10.60%
	Chevron Corp.	89,895	$8,911,291
	ConocoPhillips	100,915	9,525,367
	Exxon Mobil Corp.	92,787	8,177,318

			26,613,976

Pharmaceuticals - 8.24%
	Eli Lilly & Co.+	151,395	6,988,393
	Merck & Co., Inc.	204,835	7,720,231
	Pfizer, Inc.	342,644	5,985,991

			20,694,615

Retail - 5.36%
	Home Depot, Inc.	211,030	4,942,322
	Wal-Mart Stores, Inc.	151,319	8,504,128

			13,446,450

Semiconductors - 8.84%
	Applied Materials, Inc.+	373,965	7,138,992
	Intel Corp.	390,443	8,386,716
	Texas Instruments, Inc.+	236,690	6,665,190

			22,190,898

Software - 6.53%
	Microsoft Corp.	282,345	7,767,311
	Oracle Corp.*	410,613	8,622,873

			16,390,184

Telecommunications - 8.78%
	AT&T, Inc.	232,025	7,816,922
	Cisco Systems, Inc.*	301,804	7,019,961
	FairPoint Communications, Inc.+	2,823	20,354
	Verizon Communications, Inc.+	202,889	7,182,271

			22,039,508

Transportation - 1.99%
	United Parcel Service, Inc., Class B	81,163	4,989,090

TOTAL COMMON STOCKS - 99.59%			249,973,380

(Cost $274,333,161)

100	Annual Report | June 30, 2008

Bridgeway Blue Chip 35 Index Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

	Rate^	Shares	Value

MONEY MARKET FUNDS - 0.23%
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	2.61%	573,927	$573,927

TOTAL MONEY MARKET FUNDS - 0.23%			573,927

(Cost $573,927)

TOTAL INVESTMENTS - 99.82%			$250,547,307
(Cost $274,907,088)
Other Assets in Excess of Liabilities - 0.18%			440,545

NET ASSETS - 100.00%			$250,987,852

+	This security or a portion of the security is out on loan at June 30, 2008. Total loaned securities had a market value of $37,211,798 at June 30, 2008.
*	Non Income Producing Security.
^	Rate disclosed is as of June 30, 2008.

See Notes to Financial Statements.

www.bridgeway.com	101

Balanced Fund

MANAGER’S COMMENTARY

June 30, 2008

Dear Fellow Balanced Fund Shareholder:

For the quarter ending June 30, 2008, Balanced Fund bounced back from a rough first quarter ended March 31, 2008, to increase by 1.62% and outperform each of its benchmarks, which declined over the three-month period: Balanced Benchmark (-1.69%), S&P 500 (-2.73%), Bloomberg/EFFAS US Government 1-3 year Total Return Bond (-0.99%), and Lipper Balanced Funds Index (-1.07%). Our Fund ended in positive territory, despite the onslaught of negative news surrounding the economy, the financial services sector, and threats of inflation. We are generally pleased with the turnaround quarter and our absolute and relative performance. As always, our investment objective is to manage a conservative, low risk balanced portfolio with less than or equal to 40% of the volatility of the S&P index (i.e., 60% less risk).

Unfortunately the results were not quite as favorable for the full fiscal year ending June 30, 2008. The Fund dropped in value by 1.57% and slightly trailed the Balanced Benchmark, which declined by 0.87%. The Fund also underperformed the Bloomberg/EFFAS US Government 1-3 Year Total Return Bond Index, which rose by 7.29% during the 12-month period. Bond-only funds and indexes benefited during the period as economic and stock market concerns led to a flight-to-quality from certain equities into fixed income. On the other hand, Balanced Fund handily beat the equity-only S&P 500 Index (-13.12%) and the Lipper Balanced Funds Index (-5.59%). From a longer-term perspective, we are pleased to report that the Fund has rewarded our shareholders by outperforming each of the benchmarks since inception in July 2001; such long-term results will remain a key objective of our firm.

Our hybrid total-return Fund invests in both equity and fixed income securities, while incorporating an options strategy designed to produce a conservative, lower volatility balanced portfolio. During very favorable equity market conditions, the Fund often under-performs many of the more aggressive benchmarks. On the other hand, when stocks struggle and investors seek the safe haven of more conservative bonds, Balanced Fund tends to perform better than the equity-only indexes.

The table below presents our June quarter, one-year, five-year and life-to-date financial results according to the formula required by the SEC. A graph of quarterly performance since inception appears on the following page.

	June Qtr. 4/1/08 to 6/30/08	1 Year 7/1/07 to 6/30/08	5 Year 7/1/03 to 6/30/08	Life-to-Date 6/30/01 to 6/30/08

Balanced Fund	1.62%	-1.57%	6.37%	4.77%
Bloomberg/ EFFAS U.S. Government 1-3 Year Total Return Bond Index	-0.99%	7.29%	3.20%	3.94%
Balanced Benchmark	-1.69%	-0.87%	5.04%	3.36%
S&P 500 Index	-2.73%	-13.12%	7.58%	2.45%
Lipper Balanced Funds Index	-1.07%	-5.59%	7.07%	4.34%

Performance figures quoted in the table above and graph on the next page represent past performance and are no guarantee of future results. The table above and graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% reflects the Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index (transparent benchmark for the total return of the 1-3 year U.S. Government bond market).

According to data from Lipper, Inc. as of June 30, 2008, the Balanced Fund ranked 55th of 462 Mixed-Asset Moderate funds for the calendar year ended June 30, 2008, 123rd of 239 for the past five years and 58th of 180 funds since inception on June 30, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

According to data from Morningstar as of June 30, 2008, the Balanced Fund ranked 204th of 637 Conservative Allocation funds for the calendar year ended June 30, 2008 and 39th out of 278 funds for five years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

102	Annual Report | June 30, 2008

Balanced Fund

MANAGER’S COMMENTARY (continued)

Balanced Fund vs. S&P 500 Index & Bloomberg/EFFAS Bond Index & Lipper Balanced Funds Index & Balanced Benchmark 6/30/01 to 6/30/08

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Energy stocks highlighted our list of top performers for the quarter, as the continued surge in oil, gas, and other commodity prices prompted an increase in many related securities. A total of five energy companies made the list and, combined, they contributed just under three-quarters of a percent to the Fund’s return. Three holdings, two of which were energy-related, climbed over 50% during the three-month period.

These are the ten best-performing stocks for the quarter ended June 30, 2008:

Rank	Description	Industry	% Gain
1	Peabody Energy Corp	Coal	72.7%
2	Safeco Corp	Insurance	53.1%
3	National Oilwell Varco Inc	Oil & Gas Services	52.0%
4	United States Steel Corp	Iron/Steel	45.7%
5	Hess Corp	Oil & Gas	43.1%
6	Sprint Nextel Corp	Telecommunications	42.0%
7	Nabors Industries Ltd	Oil & Gas	38.2%
8	Halliburton Co	Oil & Gas Services	34.9%
9	Fluor Corp	Engineering & Construction	31.8%
10	Anheuser-Busch Cos Inc	Beverages	30.9%

These days, a lump of coal in the old holiday stocking actually would be a pretty good thing. Peabody Energy Corp, whose stock price surged by over 70% in the June quarter, was the Fund’s top performer. The company is among the world’s largest coal producers and continued to benefit from soaring commodity prices that have been driven by the increased demand in emerging markets like China and India. In April, Peabody increased its earnings targets for the fiscal year while high natural gas prices and the weak dollar contributed to the strong global demand. By late-June, the company’s stock price had climbed to an all-time high.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Much of the negative economic news revolved around financial companies, and our Fund was not immune this quarter. Five of the poorest performers came from that sector (including four banks) and cost the Fund about one and a quarter percent in return. Consumers also felt the strain of the ongoing economic weakness, and three-related companies (all consumer cyclicals) also made the worst-performing list.

www.bridgeway.com	103

Balanced Fund

MANAGER’S COMMENTARY (continued)

These are the ten worst-performing stocks for the quarter ended June 30, 2008:

Rank	Description	Industry	% Loss
1	Keycorp	Banks	-50.0%
2	Wachovia Corp	Banks	-42.5%
3	International Game Technology	Entertainment	-37.9%
4	Bank of America Corp	Banks	-36.6%
5	SunTrust Banks Inc	Banks	-34.3%
6	Whirlpool Corp	Home Furnishings	-28.9%
7	General Electric Co	Miscellaneous Manufacturing	-27.9%
8	Sears Holdings Corp	Retail	-27.9%
9	Ciena Corp	Telecommunications	-24.9%
10	Principal Financial Group Inc	Insurance	-24.7%

Bank of America, the giant Charlotte, North Carolina-based bank holding company, was one such financial services company that cost the Fund during the past three months and lost over 35% of its value. As the credit crisis continued to worsen, Bank of America played “white knight” and agreed to purchase Countrywide Financial for an estimated $4 billion. Once the country’s largest mortgage lender, Countrywide had become one of the poster children for the subprime debacle, and some investors became leery that the acquisition would hurt Bank of America’s future earnings and ongoing operations. Despite speculation that the deal may not go through, Countrywide’s shareholders approved it in June, though the value had declined to about $2.6 billion because of the drop in stock price. The transaction was completed on July 1 (just after the end of the fiscal year) and Bank of America is now the country’s largest mortgage lender and servicer.

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  Commodities continued to surge during the fiscal year, and companies within industries that deal with natural resources and related products performed best. Many of these holdings derive income from international sources and benefited from the weak dollar. Our top performer list was comprised entirely of energy, basic materials, and industrial companies, many of which engage in some commodities-driven operations. These ten performers contributed about two percent to the return over the fiscal year.

Here are the ten best-performing companies for the fiscal year ended June 30, 2008:

Rank	Description	Industry	% Gain
1	Hess Corp	Oil & Gas	96.1%
2	Monsanto Co	Chemicals	87.2%
3	EOG Resources Inc	Oil & Gas	79.6%
4	United States Steel Corp	Iron/Steel	69.9%
5	Fluor Corp	Engineering & Construction	67.1%
6	Mosaic Co/The	Chemicals	59.6%
7	Potash Corp of Saskatchewan	Chemicals	57.7%
8	Occidental Petroleum Corp	Oil & Gas	56.4%
9	Apache Corp	Oil & Gas	54.6%
10	Peabody Energy Corp	Coal	54.1%

Potash Corp. of Saskatchewan is one of our chemical holdings that performed quite well for our Fund, as its stock price increased by over 50% during the fiscal year. The Canadian-based company produces and markets fertilizer and related products across the globe. As the population in many emerging markets become more affluent, demand for food and other materials has increased dramatically, thus, enhancing the farmers’ needs for fertilizer. Additionally, natural disasters like the floods that devastated the Midwest earlier in the year also contributed to the shrinking supply (and rising demand) for grains, foods, and other products. In June, one noted analyst increased his long-term price target to $340 (its stock closed the fiscal year at $228), claiming that market fundamentals look strong for the next five years and beyond. Monsanto and Mosaic were two other related chemical holdings with similar performance stories as Potash Corp’s. Combined, these three holdings contributed over three-quarters of a percent to the Fund’s performance.

104	Annual Report | June 30, 2008

Balanced Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  Seven financial services companies were among the Fund’s worst performers, and another three consumer-related stocks (all retailers) also made the list. Each of these holdings declined in value by over 50% and, combined, they cost the Fund over two percent in return.

These are the ten worst-performing stocks for the fiscal year ended June 30, 2008:

Rank	Description	Industry	% Loss
1	E*Trade Financial Corp	Diversified Financial Services	-85.8%
2	Wachovia Corp	Banks	-68.7%
3	Keycorp	Banks	-68.0%
4	SLM Corp	Diversified Financial Services	-66.4%
5	OfficeMax Inc	Retail	-64.6%
6	Office Depot Inc	Retail	-63.9%
7	Merrill Lynch & Co Inc	Diversified Financial Services	-62.1%
8	Circuit City Stores Inc	Retail	-60.4%
9	CIT Group Inc	Diversified Financial Services	-60.0%
10	Lehman Brothers Holdings Inc	Diversified Financial Services	-59.9%

North Carolina-based Wachovia is the nation’s fourth largest bank and the Fund’s second worst performer for the fiscal year. Unfortunately, management’s decision to purchase Golden West Financial, a California-based mortgage company, in 2006 contributed greatly to the financial hardships the bank has incurred over the past 12 months. In May, Wachovia reported a loss of $708 million in the first quarter and was forced to cut its dividend and seek additional capital through the issuance of new common and preferred stock. The company also became the target of an SEC investigation and related class-action lawsuits over its role in misrepresenting certain auction-rate securities.

Background on Fixed Income Securities Strategy

This fiscal year saw a flight-to-quality from equities and other investments into fixed-income securities. We see this clearly as the Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index rose a very strong 7.29%. Our fixed income holdings remain largely in short term U.S. Treasury Bills and Notes and as such, the Fund did not participate in this significant rally. While that may be disappointing in the short run, our fixed income positions are very much in line with our desire to not take on significant credit and interest rate risk. This strategy is dictated by the quantitative work we did during the creation of this fund where we learned that fixed income needed to be the anchor of the fund and not the sail. This has served us well on a long term basis as we have out performed the Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index for 5 years (6.37% to 3.20%) and since inception (4.77% to 3.94%).

Top Ten Equity Holdings as of June 30, 2008

Diversification remains a key objective of the Balanced Fund. In fact, our top ten holdings combined to account for only around 12.5% of the Fund. Banks, pharmaceuticals, and chemical companies contributed two stocks each to our top equity holdings list.

Rank	Description	Industry	% of Net Assets
1	Bristol-Myers Squibb Co.	Pharmaceuticals	2.0%
2	US Bancorp	Banks	1.5%
3	AT&T, Inc.	Telecommunications	1.5%
4	Dow Chemical Co.	Chemicals	1.4%
5	Bank of America Corp.	Banks	1.2%
6	Apple, Inc.	Computers	1.2%
7	AGCO Corp.	Machinery-Diversified	1.0%
8	CF Industries Holdings, Inc.	Chemicals	1.0%
9	CBS Corp.	Media	0.9%
10	OSI Pharmaceuticals, Inc.	Pharmaceuticals	0.8%

			12.5%

www.bridgeway.com	105

Balanced Fund

MANAGER’S COMMENTARY (continued)

Industry Sector Representation as of June 30, 2008

As of June 30, 2008, equities comprised about 57% of the Fund’s allocation, while U.S. government obligations made up just over 35% of its net assets. Financials and consumer non-cyclicals represented the two largest equity allocations within the Fund. Both sectors struggled as the subprime debacle became a full-fledged credit crisis. While non-cyclical stocks often fare better than their cyclical counterparts, consumer-related companies in general suffered over the past three (and twelve) months. These factors prompted some losses during both the quarterly and annual time frames and cost us in terms of absolute performance. Still, the models generated some excellent stock picks that propelled the Fund’s return into positive territory last quarter, while each of the benchmarks lagged behind.

Common Stock	57.4%
Basic Materials	4.4%
Communications	7.3%
Consumer, Cyclical	3.2%
Consumer, Non-cyclical	12.1%
Energy	7.4%
Financial	10.3%
Industrial	6.4%
Technology	4.5%
Utilities	1.8%
U.S. Government Obligations	35.8%
Corporate Notes	2.7%
Covered Call Options Written	-0.1%
Put Options Written	-0.1%
Money Market Funds	5.2%
Liabilities in Excess of Other Assets	-0.9%

Total	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2008, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Up to 75% of Fund assets may be invested in options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principal. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

106	Annual Report | June 30, 2008

Balanced Fund

MANAGER’S COMMENTARY (continued)

Conclusion

In closing, we would like to thank you for your continued investment in Balanced Fund. We appreciate your feedback, so please call or write us with any questions or comments. We work for you and value your input.

Sincerely,

Your Investment Management Team

www.bridgeway.com	107

Bridgeway Balanced Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

COMMON STOCKS - 57.36%
Advertising - 0.12%
	Omnicom Group, Inc.#	2,000	$89,760

Aerospace/Defense - 1.06%
	General Dynamics Corp.	1,400	117,880
	Goodrich Corp.	1,800	85,428
	Lockheed Martin Corp.#	3,470	342,350
	Northrop Grumman Corp.	2,200	147,180
	United Technologies Corp.	1,740	107,358

			800,196

Agriculture - 0.70%
	Archer-Daniels-Midland Co.	15,600	526,500

Apparel - 0.30%
	Coach, Inc.*+	4,600	132,848
	NIKE, Inc., Class B	1,600	95,376

			228,224

Auto Parts & Equipment - 0.13%
	Johnson Controls, Inc.#	2,340	67,111
	WABCO Holdings, Inc.	600	27,876

			94,987

Banks - 4.73%
	Bank of America Corp.#	39,100	933,317
	Bank of New York Mellon Corp.	8,032	303,851
	KeyCorp.	5,400	59,292
	Northern Trust Corp.	2,900	198,853
	State Street Corp.	3,300	211,167
	SunTrust Banks, Inc.#	3,200	115,904
	US Bancorp#+	40,300	1,123,967
	Wachovia Corp.#+	27,389	425,351
	Wells Fargo & Co.#+	8,200	194,750

			3,566,452

Beverages - 1.10%
	Anheuser-Busch Cos., Inc.	2,000	124,240
	Brown-Forman Corp., Class B	1,800	136,026
	Coca-Cola Co.	3,900	202,722
	Pepsi Bottling Group, Inc.	4,400	122,848
	PepsiCo., Inc.	3,800	241,642

			827,478

Biotechnology - 1.83%
	Biogen Idec, Inc.*#	2,200	122,958
	Genzyme Corp.*	1,800	129,636
	Gilead Sciences, Inc.*	9,800	518,910
	OSI Pharmaceuticals, Inc.*#	14,700	607,404

			1,378,908

Industry	Company	Shares	Value

Chemicals - 3.83%
	CF Industries Holdings, Inc.#	5,000	$764,000
	Dow Chemical Co.#	30,000	1,047,300
	Monsanto Co.#	4,700	594,268
	NewMarket Corp.#	2,500	165,575
	Sherwin-Williams Co.#	3,500	160,755
	Sigma-Aldrich Corp.	2,900	156,194

			2,888,092

Coal - 0.20%
	Peabody Energy Corp.+	1,700	149,685

Commercial Services - 0.57%
	Automatic Data Processing, Inc.#	3,700	155,030
	Equifax, Inc.	2,600	87,412
	Moody’s Corp.+	800	27,552
	Paychex, Inc.+	2,200	68,816
	Robert Half International, Inc.	600	14,382
	Western Union Co.	3,000	74,160

			427,352

Computers - 2.34%
	Apple, Inc.*#	5,200	870,688
	Hewlett-Packard Co.#	7,800	344,838
	International Business Machines Corp.	1,000	118,530
	NCR Corp.*	6,300	158,760
	NetApp, Inc.*	5,800	125,628
	Teradata Corp.*#+	6,300	145,782

			1,764,226

Cosmetics/Personal Care - 0.82%
	Colgate-Palmolive Co.	4,400	304,040
	Estee Lauder Cos., Inc., Class A	1,600	74,320
	Procter & Gamble Co.#	4,000	243,240

			621,600

Distribution/Wholesale - 0.05%
	WW Grainger, Inc.	500	40,900

Diversified Financial Services - 2.65%
	Ameriprise Financial, Inc.	2,780	113,063
	Charles Schwab Corp.#	16,300	334,802
	Citigroup, Inc.#	35,100	588,276
	Discover Financial Services	1,550	20,413
	E*Trade Financial Corp.*+	11,400	35,796
	Franklin Resources, Inc.#	2,800	256,620
	Goldman Sachs Group, Inc.#	1,100	192,390
	Merrill Lynch & Co., Inc.#	1,600	50,736
	Morgan Stanley#+	3,000	108,210

108	Annual Report | June 30, 2008

Bridgeway Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

Common Stocks (continued)
Diversified Financial Services (continued)
	SLM Corp.*#	810	$15,674
	T Rowe Price Group, Inc.	5,000	282,350

			1,998,330

Electric Utilities - 1.31%
	AES Corp.*#	14,100	270,861
	Allegheny Energy, Inc.	2,300	115,253
	Dominion Resources, Inc.	5,620	266,894
	Exelon Corp.	1,100	98,956
	Public Service Enterprise Group, Inc.#	5,100	234,243

			986,207

Electrical Components & Equipment - 0.24%
	Emerson Electric Co.	3,600	178,020

Electronics - 0.38%
	Agilent Technologies, Inc.*#	4,500	159,930
	Thermo Fisher Scientific, Inc.*+	2,300	128,179

			288,109

Engineering & Construction - 0.20%
	Fluor Corp.+	800	148,864

Entertainment - 0.04%
	International Game Technology#	1,200	29,976

Environmental Control - 0.09%
	Allied Waste Industries, Inc.*#	5,200	65,624

Food - 0.75%
	Campbell Soup Co.+	3,200	107,072
	Kraft Foods, Inc., Class A	3,400	96,730
	Kroger Co.	3,800	109,706
	Safeway, Inc.	8,700	248,385

			561,893

Forest Products & Paper - 0.14%
	International Paper Co.	4,500	104,850

Gas - 0.52%
	Nicor, Inc.	1,200	51,108
	Sempra Energy#+	6,000	338,700

			389,808

Healthcare - Products - 1.79%
	Baxter International, Inc.#+	6,500	415,610
	Becton Dickinson & Co.	3,420	278,046
	CR Bard, Inc.	2,600	228,670

Industry	Company	Shares	Value

Healthcare - Products (continued)
	Medtronic, Inc.	1,000	$51,750
	St. Jude Medical, Inc.*	1,080	44,150
	Stryker Corp.	5,260	330,749

			1,348,975

Healthcare - Services - 0.57%
	Aetna, Inc.	1,800	72,954
	CIGNA Corp.	2,700	95,553
	Humana, Inc.*	1,000	39,770
	Laboratory Corp. of America Holdings*	800	55,704
	Quest Diagnostics, Inc.	1,500	72,705
	UnitedHealth Group, Inc.#	3,600	94,500

			431,186

Home Furnishings - 0.05%
	Whirlpool Corp.#	600	37,038

Household Products/Wares - 0.32%
	Clorox Co.	1,530	79,866
	Kimberly-Clark Corp.	2,700	161,406

			241,272

Insurance - 2.89%
	ACE, Ltd.	1,400	77,126
	Aflac, Inc.	800	50,240
	Allstate Corp.#	1,000	45,590
	AON Corp.#	3,500	160,790
	Berkshire Hathaway, Inc., Class B*	120	481,440
	Chubb Corp.	4,500	220,545
	Genworth Financial, Inc., Class A	2,600	46,306
	Hartford Financial Services Group, Inc.	900	58,113
	MetLife, Inc.+	4,600	242,742
	Principal Financial Group, Inc.#	4,700	197,259
	Progressive Corp.#	5,520	103,335
	Prudential Financial, Inc.	1,200	71,688
	Safeco Corp.	3,420	229,687
	Travelers Cos., Inc.#	4,500	195,300

			2,180,161

Internet - 1.00%
	Amazon.com, Inc.*+	3,100	227,323
	eBay, Inc.*#	6,900	188,577
	Google, Inc., Class A*	600	315,852
	Yahoo!, Inc.*	1,000	20,660

			752,412

Iron/Steel - 0.34%
	United States Steel Corp.	1,400	258,692

www.bridgeway.com	109

Bridgeway Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

Common Stocks (continued)
Leisure Time - 0.14%
	Harley-Davidson, Inc.#	2,900	$105,154

Lodging - 0.16%
	Marriott International, Inc., Class A#	4,500	118,080

Machinery - Construction & Mining - 0.18%
	Terex Corp.*#	2,700	138,699

Machinery - Diversified - 1.24%
	AGCO Corp.*#	15,000	786,150
	Deere & Co.	2,100	151,473

			937,623

Media - 2.21%
	CBS Corp., Class B#	33,200	647,068
	Comcast Corp., Class A#	10,950	207,721
	McGraw-Hill Cos., Inc.+	4,000	160,480
	News Corp., Class A	14,000	210,560
	Time Warner, Inc.	15,900	235,320
	Walt Disney Co.#	6,700	209,040

			1,670,189

Mining - 0.08%
	Alcoa, Inc.#	1,600	56,992

Miscellaneous Manufacturing - 1.98%
	Cooper Industries, Ltd., Class A	5,200	205,400
	Danaher Corp.	2,400	185,520
	Eaton Corp.	2,200	186,934
	General Electric Co.	6,000	160,140
	Honeywell International, Inc.	3,900	196,092
	Illinois Tool Works, Inc.	2,000	95,020
	Parker Hannifin Corp.#	4,350	310,242
	Textron, Inc.	3,200	153,376

			1,492,724

Office/Business Equipment - 0.07%
	Pitney Bowes, Inc.	1,600	54,560

Oil & Gas - 5.49%
	Anadarko Petroleum Corp.#	5,300	396,652
	Apache Corp.	1,700	236,300
	Chevron Corp.#	5,478	543,034
	ConocoPhillips#	5,987	565,113
	EOG Resources, Inc.	2,400	314,880
	Exxon Mobil Corp.#	6,500	572,845
	Hess Corp.#+	3,660	461,855
	Marathon Oil Corp.	4,000	207,480
	Nabors Industries, Ltd.*	4,400	216,612

Industry	Company	Shares	Value

Oil & Gas (continued)
	Occidental Petroleum Corp.#+	5,300	$476,258
	Valero Energy Corp.	3,700	152,366

			4,143,395

Oil & Gas Services - 1.38%
	Baker Hughes, Inc.#	1,200	104,808
	Halliburton Co.#	11,000	583,770
	National Oilwell Varco, Inc.*	4,000	354,880

			1,043,458

Packaging & Containers - 0.06%
	Pactiv Corp.*#	2,100	44,583

Pharmaceuticals - 3.70%
	Allergan, Inc.+	1,900	98,895
	Bristol-Myers Squibb Co.#	72,400	1,486,372
	Cardinal Health, Inc.	2,100	108,318
	Express Scripts, Inc.*	3,000	188,160
	Hospira, Inc.*#	7,700	308,847
	Medco Health Solutions, Inc.*#	7,000	330,400
	Merck & Co., Inc.	3,700	139,453
	Pfizer, Inc.	7,600	132,772

			2,793,217

Pipelines - 0.34%
	El Paso Corp.	5,000	108,700
	Spectra Energy Corp.	5,250	150,885

			259,585

Retail - 2.19%
	Autozone, Inc.*	1,700	205,717
	Costco Wholesale Corp.+	1,000	70,140
	CVS Caremark Corp.#	9,600	379,872
	Dillard’s, Inc., Class A#	1,500	17,355
	JC Penney Co., Inc.#	1,000	36,290
	Limited Brands, Inc.	2,000	33,700
	Nordstrom, Inc.	5,000	151,500
	Office Depot, Inc.*#	4,300	47,042
	OfficeMax, Inc.#	1,500	20,850
	Sears Holdings Corp.*#+	1,200	88,392
	Staples, Inc.+	3,950	93,813
	Starbucks Corp.*#	3,700	58,238
	Wal-Mart Stores, Inc.	6,600	370,920
	Walgreen Co.#+	2,500	81,275

			1,655,104

Semiconductors - 0.70%
	Applied Materials, Inc.#+	10,700	204,263
	NVIDIA Corp.*	5,000	93,600
	Texas Instruments, Inc.	8,070	227,251

			525,114

110	Annual Report | June 30, 2008

Bridgeway Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

Industry	Company	Shares	Value

Common Stocks (continued)
Software - 1.43%
	Adobe Systems, Inc.*#	7,000	$275,730
	BMC Software, Inc.*#	3,920	141,120
	Citrix Systems, Inc.*	4,300	126,463
	IMS Health, Inc.	2,800	65,240
	Intuit, Inc.*#	5,600	154,392
	Novell, Inc.*	5,400	31,806
	Oracle Corp.*	13,660	286,860

			1,081,611

Telecommunications - 3.93%
	AT&T, Inc.#	32,700	1,101,663
	Ciena Corp.*#+	5,942	137,676
	Cisco Systems, Inc.*+	14,900	346,574
	Corning, Inc.+	7,500	172,875
	Motorola, Inc.#+	5,300	38,902
	QUALCOMM, Inc.#	11,800	523,566
	Sprint Nextel Corp.#+	12,800	121,600
	Verizon Communications, Inc.#+	14,700	520,380

			2,963,236

Toys/Games/Hobbies - 0.05%
	Mattel, Inc.#	2,200	37,664

Transportation - 0.97%
	CSX Corp.#	5,400	339,174
	Norfolk Southern Corp.	1,900	119,073
	Union Pacific Corp.#	2,800	211,400
	United Parcel Service, Inc., Class B	1,000	61,470

			731,117

TOTAL COMMON STOCKS - 57.36%			43,257,882

(Cost $38,560,489)

CORPORATE NOTES - 2.65%

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value

Holding Companies - Diversified - 2.65%
Leucadia National Corp.
8/15/2013	7.750%	$2,000,000	$2,000,000

TOTAL CORPORATE NOTES - 2.65%			2,000,000

(Cost $2,058,123)

U.S. GOVERNMENT OBLIGATIONS - 35.78%

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value
U.S. Treasury Bills - 20.44%
7/10/2008	3.222%	2,500,000	2,499,495
7/31/2008	1.425%	3,000,000	2,995,839

Maturity Date	Discount Rate or Coupon Rate	Principal Amount	Value

U.S. Treasury Bills (continued)
9/18/2008	2.061%	$2,000,000	$1,992,130
10/30/2008	1.715%	3,000,000	2,981,346
11/20/2008	1.903%	3,000,000	2,976,096
12/26/2008	2.281%	2,000,000	1,979,036

			15,423,942

U.S. Treasury Notes - 15.34%
8/31/2008	4.875%	300,000	301,453
10/15/2008	3.125%	200,000	200,781
11/15/2008	3.375%	200,000	200,953
4/15/2009	3.125%	300,000	301,805
4/30/2009	4.500%	300,000	305,320
6/15/2009	4.000%	300,000	304,570
8/15/2009	3.500%	200,000	202,547
10/15/2009	3.375%	300,000	304,055
11/15/2009	3.500%	200,000	203,125
11/30/2009	3.125%	300,000	303,117
12/31/2009	3.250%	200,000	202,391
2/15/2010	3.500%	300,000	305,063
4/15/2010	4.000%	300,000	307,641
6/15/2010	3.625%	500,000	510,078
7/15/2010	3.875%	500,000	512,578
10/15/2010	4.250%	500,000	517,695
3/31/2011	4.750%	1,000,000	1,049,297
4/30/2011	4.875%	2,000,000	2,108,282
7/31/2011	4.875%	1,000,000	1,056,484
8/31/2011	4.625%	300,000	314,531
4/30/2012	4.500%	300,000	314,484
11/30/2012	3.375%	300,000	301,313
12/31/2012	3.625%	200,000	203,047
6/30/2013	3.375%	500,000	500,898
11/15/2013	4.250%	200,000	208,719
2/15/2015	4.000%	200,000	205,578
5/15/2017	4.500%	300,000	312,469

			11,558,274

TOTAL U.S. GOVERNMENT OBLIGATIONS - 35.78%			26,982,216

(Cost $26,589,890)

PURCHASED CALL OPTIONS - 0.08%

Company	Number of Contracts	Value
Pfizer, Inc. Expiring January, 2010 at $20.00	550	$61,875

TOTAL PURCHASED CALL OPTIONS - 0.08%		61,875

(Cost $115,234)

www.bridgeway.com	111

Bridgeway Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2008

	Rate^	Shares	Value

MONEY MARKET FUNDS - 5.22%
BlackRock Liquidity Funds TempFund Portfolio #24	2.57%	1,228,474	$1,228,474
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	2.61%	2,712,092	2,712,092

TOTAL MONEY MARKET FUNDS - 5.22%			3,940,566

(Cost $3,940,566)

TOTAL INVESTMENTS - 101.09%			$76,242,539
(Cost $71,264,302)
Liabilities in Excess of Other Assets - (1.09)%			(825,262)

NET ASSETS - 100.00%			$75,417,277

#	Security subject to call option written by the Fund.
*	Non Income Producing Security.
+	This security or a portion of the security is out on loan at June 30, 2008. Total loaned securities had a market value of $5,634,924 at June 30, 2008.
^	Rate disclosed is as of June 30, 2008.

See Notes to Financial Statements.

112	Annual Report | June 30, 2008

Bridgeway Balanced Fund

SCHEDULE OF OPTIONS WRITTEN

Showing percentage of net assets as of June 30, 2008

Company	Number of Contracts	Value

COVERED CALL OPTIONS WRITTEN - (.69)%
Adobe Systems, Inc.
Expiring July, 2008 at $40.00	40	$(3,400)
AES Corp.
Expiring August, 2008 at $20.00	65	(4,063)
AGCO Corp.
Expiring July, 2008 at $60.00	150	(5,625)
Agilent Technologies, Inc.
Expiring August, 2008 at $32.50	15	(5,588)
Agilent Technologies, Inc.
Expiring August, 2008 at $35.00	15	(2,978)
Alcoa, Inc.
Expiring July, 2008 at $37.50	8	(736)
Allied Waste Industries, Inc.
Expiring September, 2008 at $15.00	18	(360)
Allstate Corp.
Expiring July, 2008 at $50.00	5	(62)
Anadarko Petroleum Corp.
Expiring August, 2008 at $80.00	15	(3,788)
Aon Corp.
Expiring July, 2008 at $47.50	15	(750)
Apple, Inc.
Expiring July, 2008 at $130.00	15	(56,738)
Applied Materials, Inc.
Expiring July, 2008 at $22.50	25	(188)
AT&T, Inc.
Expiring July, 2008 at $40.00	182	(455)
Expiring October, 2008 at $42.50	80	(800)
Automatic Data Processing, Inc.
Expiring August, 2008 at $45.00	10	(425)
Baker Hughes, Inc.
Expiring July, 2008 at $75.00	6	(7,530)
Bank of America Corp.
Expiring August, 2008 at $27.50	70	(5,915)
Expiring August, 2008 at $37.50	200	(900)
Expiring August, 2008 at $35.00	71	(497)
Expiring November, 2008 at $35.00	50	(1,500)
Baxter International, Inc.
Expiring August, 2008 at $65.00	15	(2,513)
Biogen Idec, Inc.
Expiring July, 2008 at $70.00	11	(27)
BMC Software, Inc.
Expiring August, 2008 at $40.00	9	(540)
Bristol-Myers Squibb Co.
Expiring September, 2008 at $20.00	200	(27,600)
Expiring September, 2008 at $22.50	300	(13,050)

Company	Number of Contracts	Value

CBS Corp. Class B
Expiring September, 2008 at $20.00	232	$(22,040)
Expiring September, 2008 at $22.50	50	(1,125)
CF Industries Holdings, Inc.
Expiring July, 2008 at $140.00	50	(81,000)
Charles Schwab Corp.
Expiring September, 2008 at $25.00	80	(2,800)
Chevron Corp.
Expiring September, 2008 at $100.00	20	(8,800)
Ciena Corp.
Expiring July, 2008 at $35.00	20	(50)
Citigroup, Inc.
Expiring August, 2008 at $20.00	150	(6,375)
Expiring September, 2008 at $22.50	150	(4,650)
Comcast Corp.
Expiring July, 2008 at $22.50	76	(190)
ConocoPhillips
Expiring August, 2008 at $95.00	15	(5,738)
CSX Corp.
Expiring August, 2008 at $70.00	10	(1,175)
CVS Caremark Corp.
Expiring August, 2008 at $45.00	20	(450)
Dillard’s, Inc., Class A
Expiring August, 2008 at $22.50	15	(75)
Dow Chemical Co.
Expiring September, 2008 at $40.00	76	(3,040)
eBay, Inc.
Expiring July, 2008 at $32.50	20	(170)
Exxon Mobil Corp.
Expiring July, 2008 at $100.00	15	(37)
Franklin Resources, Inc.
Expiring July, 2008 at $100.00	28	(2,380)
Goldman Sachs Group, Inc.
Expiring July, 2008 at $200.00	5	(122)
Halliburton Co.
Expiring July, 2008 at $42.50	25	(26,750)
Expiring July, 2008 at $50.00	30	(11,100)
Harley-Davidson, Inc.
Expiring August, 2008 at $40.00	10	(875)
Hess Corp.
Expiring August, 2008 at $120.00	9	(11,835)
Hewlett-Packard Co.
Expiring August, 2008 at $50.00	18	(405)

www.bridgeway.com	113

Bridgeway Balanced Fund

SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of June 30, 2008

Company	Number of Contracts	Value

Covered Call Options Written (continued)
Hospira, Inc.
Expiring August, 2008 at $45.00	20	$(900)
International Game Technology
Expiring August, 2008 at $30.00	12	(390)
International Paper Co.
Expiring July, 2008 at $27.50	45	(112)
Intuit, Inc.
Expiring July, 2008 at $30.00	25	(250)
JC Penney Co., Inc.
Expiring August, 2008 at $40.00	5	(575)
Johnson Controls, Inc.
Expiring August, 2008 at $35.00	10	(175)
Lockheed Martin Corp.
Expiring September, 2008 at $115.00	8	(480)
Marriott International, Inc.
Expiring July, 2008 at $40.00	15	(37)
Mattel, Inc.
Expiring July, 2008 at $20.00	22	(220)
Medco Health Solutions, Inc.
Expiring July, 2008 at $45.00	15	(4,125)
Merrill Lynch & Co., Inc.
Expiring July, 2008 at $50.00	16	(24)
Monsanto Co.
Expiring July, 2008 at $135.00	15	(3,113)
Morgan Stanley
Expiring July, 2008 at $45.00	15	(37)
Motorola, Inc.
Expiring July, 2008 at $10.00	25	(62)
NewMarket Corp.
Expiring July, 2008 at $75.00	25	(1,500)
Occidental Petroleum Corp.
Expiring August, 2008 at $80.00	12	(14,340)
Office Depot, Inc.
Expiring July, 2008 at $12.50	43	(645)
OfficeMax, Inc.
Expiring August, 2008 at $20.00	7	(35)
Omnicom Group, Inc.
Expiring July, 2008 at $50.00	10	(25)
OSI Pharmaceuticals, Inc.
Expiring July, 2008 at $35.00	147	(94,815)
Pactiv Corp.
Expiring August, 2008 at $25.00	21	(473)
Parker Hannifin Corp.
Expiring August, 2008 at $80.00	10	(1,075)
Principal Financial Group, Inc.
Expiring July, 2008 at $55.00	22	(110)
Procter & Gamble Co.
Expiring July, 2008 at $72.50	20	(50)

Company	Number of Contracts	Value

Progressive Corp.
Expiring August, 2008 at $17.50	25	$(4,500)
Public Service Enterprise Group
Expiring September, 2008 at $50.00	20	(1,750)
QUALCOMM, Inc.
Expiring July, 2008 at $45.00	30	(3,540)
Sears Holdings Corp.
Expiring August, 2008 at $80.00	12	(3,030)
Sempra Energy
Expiring July, 2008 at $60.00	15	(188)
Sherwin-Williams Co.
Expiring September, 2008 at $55.00	10	(550)
SLM Corp.
Expiring July, 2008 at $22.50	8	(360)
Sprint Nextel Corp.
Expiring August, 2008 at $8.00	60	(10,500)
Starbucks Corp.
Expiring October, 2008 at $17.00	37	(3,663)
SunTrust Banks, Inc.
Expiring August, 2008 at $45.00	32	(3,040)
Teradata Corp.
Expiring July, 2008 at $22.50	30	(3,225)
Terex Corp.
Expiring July, 2008 at $75.00	8	(20)
The Travelers Cos, Inc.
Expiring July, 2008 at $50.00	15	(112)
U.S. Bancorp
Expiring August, 2008 at $30.00	75	(6,563)
Expiring December, 2008 at $32.50	75	(7,500)
Union Pacific Corp.
Expiring August, 2008 at $77.50	10	(3,400)
UnitedHealth Group, Inc.
Expiring September, 2008 at $35.00	36	(810)
Verizon Communications, Inc.
Expiring July, 2008 at $37.50	50	(800)
Expiring July, 2008 at $40.00	25	(62)
Wachovia Corp.
Expiring July, 2008 at $27.50	100	(250)
Expiring July, 2008 at $32.50	73	(182)
Expiring October, 2008 at $30.00	100	(1,750)
Walgreen Co.
Expiring August, 2008 at $35.00	10	(400)
Walt Disney Co. (The)
Expiring July, 2008 at $32.50	20	(650)
Wells Fargo & Co.
Expiring July, 2008 at $32.50	62	(155)

114	Annual Report | June 30, 2008

Bridgeway Balanced Fund

SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of June 30, 2008

Company	Number of Contracts	Value

Covered Call Options Written (continued)
Whirlpool Corp.
Expiring September, 2008 at $75.00	6	$(690)

TOTAL COVERED CALL OPTIONS WRITTEN		(518,468)

(Premiums received $(729,973))

PUT OPTIONS WRITTEN - (.74)%
Alpha Natural Resources, Inc.
Expiring July, 2008 at $65.00	120	(900)
Expiring July, 2008 at $85.00	25	(1,937)
Expiring August, 2008 at $90.00	50	(20,250)
Bristol-Myers Squibb Co.
Expiring September, 2008 at $20.00	200	(21,100)
Bucyrus International, Inc.
Expiring July, 2008 at $70.00	50	(9,375)
Expiring August, 2008 at $70.00	100	(46,500)
CF Industries Holdings, Inc.
Expiring July, 2008 at $130.00	20	(2,550)
Compass Minerals International, Inc.
Expiring July, 2008 at $70.00	40	(2,100)
Expiring August, 2008 at $75.00	100	(34,500)
Dow Chemical Co.
Expiring September, 2008 at $35.00	100	(19,000)
Massey Energy Co.
Expiring July, 2008 at $85.00	25	(5,688)
Expiring August, 2008 at $80.00	75	(28,500)
Expiring August, 2008 at $85.00	75	(40,500)

Company	Number of Contracts	Value

Owens-Illinois, Inc.
Expiring July, 2008 at $50.00	100	$(82,500)
Expiring August, 2008 at $50.00	100	(86,500)
Pfizer, Inc.
Expiring December, 2008 at $20.00	250	(82,500)
Potash Corp. of Saskatchewan
Expiring July, 2008 at $180.00	80	(1,800)
Expiring July, 2008 at $210.00	10	(3,025)
Southwestern Energy Co.
Expiring July, 2008 at $40.00	60	(900)
The Mosaic Co.
Expiring July, 2008 at $115.00	40	(1,900)
Expiring July, 2008 at $140.00	25	(13,000)
Expiring August, 2008 at $140.00	50	(54,250)

TOTAL PUT OPTIONS WRITTEN		(559,275)

(Premiums received $(594,878))

TOTAL OPTIONS WRITTEN		$(1,077,743)

(Premiums received $(1,324,851))

See Notes to Financial Statements

www.bridgeway.com	115

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2008

ASSETS	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market

Unaffiliated investments at value	$328,590,009	$876,741,582	$92,267,692	$709,252,127
Affiliated investments at value	-	-	-	934,987

Total Investments at value	328,590,009	876,741,582	92,267,692	710,187,114

Cash	9	17	-	3,990
Receivables:
Portfolio securities sold	23,835,258	27,413,184	4,859,970	21,545,026
Fund shares sold	59,290	2,756,635	-	731,202
Dividends and interest	186,253	276,829	171,344	968,089
Reclaims receivable	1,406	2,113	-	-
Deposits with Brokers	-	-	-	-
Total return swap	50,624	-	-	-
Prepaid expenses	35,144	68,235	8,600	62,949

Total assets	352,757,993	907,258,595	97,307,606	733,498,370

LIABILITIES
Payables:
Portfolio securities purchased	12,810,522	20,411,269	2,133,837	9,824,576
Fund shares redeemed	227,408	575,230	136,430	1,603,275
Total return swap	-	-	-	-
Due to Custodian	-	-	-	-
Accrued Liabilities:
Investment advisor fees	897,033	922,080	73,258	337,753
Administration fees	5,298	13,745	1,506	12,447
Directors’ fees and expenses	1,452	2,734	517	4,078
Other	101,390	257,487	29,464	304,640
Covered call options written at value	-	-	-	-
Put options written at value	-	-	-	-

Total liabilities	14,043,103	22,182,545	2,375,012	12,086,769

NET ASSETS	$338,714,890	$885,076,050	$94,932,594	$721,411,601

NET ASSETS REPRESENT
Paid-in capital	$260,613,805	$727,534,759	$97,823,937	$560,863,805
Accumulated net investment income (loss)	(50,624)	-	113,772	6,894,753
Accumulated net realized gain (loss) on investments	1,841,439	(15,315,025)	(7,791,467)	28,612,590
Net unrealized appreciation (depreciation) on investments	76,310,270	172,856,316	4,786,352	125,040,453

NET ASSETS	$338,714,890	$885,076,050	$94,932,594	$721,411,601

Shares of common stock outstanding of $.001 par value*	6,277,383	42,809,467	3,860,501	47,050,553

Net asset value per share	$53.96	$20.67	$24.59	$15.33

Unaffiliated investments at cost	$252,330,363	$703,885,266	$87,481,340	$583,934,030
Affiliated investments at cost	$-	$-	$-	$1,212,631

Total investments at cost	$252,330,363	$703,885,266	$87,481,340	$585,146,661
Premiums received on covered call options written	$-	$-	$-	$-
Premiums received on put options written	$-	$-	$-	$-

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements

116	Annual Report | June 30, 2008

Micro-Cap Limited	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced

$37,722,516	$142,222,808	$359,866,234	$174,590,125	$54,146,019	$250,547,307	$76,242,539
-	-	-	-	-	-	-

37,722,516	142,222,808	359,866,234	174,590,125	54,146,019	250,547,307	76,242,539

-	-	-	1	-	-	1,375

2,227,398	3,269,232	3,648,524	-	243,900	269,162	-
562	207,058	380,827	1,608,701	10,207	637,872	105,562
49,191	106,494	365,047	131,046	42,152	206,654	233,781
-	-	-	-	-	-	-
-	-	-	-	-	-	11,263
-	-	70,547	-	-	-	-
11,620	16,377	31,913	20,400	10,140	29,842	16,129

40,011,287	145,821,969	364,363,092	176,350,273	54,452,418	251,690,837	76,610,649

1,727,667	852,766	31,651,849	1,330,210	-	448,009	-
51,536	66,594	761,892	59,470	97,376	199,991	39,100
-	85,602	-	-	-	-	-
-	-	-	-	152,938	-	-

71,175	78,083	175,914	78,858	25,804	5,282	37,916
587	2,301	4,904	2,748	870	4,007	1,173
214	578	1,171	701	365	537	454
24,601	68,291	119,096	65,683	31,477	45,159	36,986
-	-	-	-	-	-	518,468
-	-	-	-	-	-	559,275

1,875,780	1,154,215	32,714,826	1,537,670	308,830	702,985	1,193,372

$38,135,507	$144,667,754	$331,648,266	$174,812,603	$54,143,588	$250,987,852	$75,417,277

$41,066,492	$132,260,865	$301,164,628	$159,843,700	$47,808,999	$276,463,698	$69,039,041
76,496	85,256	223,087	288,948	364,938	2,911,094	1,415,470
(5,953,353)	(9,909,411)	(10,436,449)	(8,178,609)	(1,229,330)	(4,027,159)	(262,579)
2,945,872	22,231,044	40,697,000	22,858,564	7,198,981	(24,359,781)	5,225,345

$38,135,507	$144,667,754	$331,648,266	$174,812,603	$54,143,588	$250,987,852	$75,417,277

5,411,246	10,369,726	20,912,812	12,734,962	3,971,053	34,819,731	5,994,007

$7.05	$13.95	$15.86	$13.73	$13.63	$7.21	$12.58

$34,776,644	$119,906,162	$319,239,781	$151,731,561	$46,947,038	$274,907,088	$71,264,302
$-	$-	$-	$-	$-	$-	-

$34,776,644	$119,906,162	$319,239,781	$151,731,561	$46,947,038	$274,907,088	$71,264,302
$-	$-	$-	$-	$-	$-	$729,973
$-	$-	$-	$-	$-	$-	$594,878

www.bridgeway.com	117

STATEMENTS OF OPERATIONS

Year Ended June 30, 2008

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market

INVESTMENT INCOME
Dividends from unaffiliated issuers	$2,230,927	$4,963,537	$678,947	$9,314,285
Less: foreign taxes withheld	(30,644)	(50,806)	-	(10,536)
Interest	-	-	-	-
Securities lending	445,819	1,003,647	669,660	4,735,309

Total Investment Income	2,646,102	5,916,378	1,348,607	14,039,058

EXPENSES
Investment advisory fees - Base fees	3,144,607	6,717,896	1,041,253	4,851,695
Investment advisor fees - Performance adjustment	2,529,670	955,798	-	-
Administration fees	65,612	144,952	21,442	179,019
Accounting fees	37,812	40,667	38,145	41,640
Transfer Agent fees	73,799	210,033	32,285	196,009
Professional fees	53,416	103,767	21,478	139,371
Custody fees	16,898	49,669	16,483	87,591
Blue sky fees	18,752	26,433	2,055	30,281
Directors’ and officers’ fees and expenses	21,860	43,863	7,668	62,667
Shareholder servicing fees	130,758	381,245	14,738	279,221
Reports to shareholders	71,996	190,971	24,844	391,853
Interest expense	51,289	27,232	1,050	1,364
Miscellaneous expenses	47,118	84,614	17,454	134,031

Total expenses	6,263,587	8,977,140	1,238,895	6,394,742

Less investment advisory fees waived	-	-	-	-
Less other expense reimbursements	(9,245)	(25,957)	(4,079)	(30,787)

Net Expenses	6,254,342	8,951,183	1,234,816	6,363,955

NET INVESTMENT INCOME (LOSS)	(3,608,240)	(3,034,805)	113,791	7,675,103

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Unaffiliated investments	8,510,418	3,780,613	(7,791,457)	40,256,880
Affiliated investments	-	-	-	(701,078)
Written options	(298,848)	655,897	-	-
Futures contracts	4,036,783	8,068,727	-	(1,469,435)
Swaps	(145,540)	-	-	-

Net realized gain (loss)	12,102,813	12,505,237	(7,791,457)	38,086,367

Change in Unrealized Appreciation (Depreciation) on:
Investments in unaffiliated companies	4,441,155	30,649,595	(24,568,770)	(279,292,385)
Investments in affiliated companies	-	-	-	1,289,957
Written options	-	-	-	-
Futures contracts	-	-	-	(850,120)
Swaps	57,916	-	-	-

Net change in unrealized appreciation (depreciation)	4,499,071	30,649,595	(24,568,770)	(278,852,548)

Net realized and unrealized gain (loss) on investments	16,601,884	43,154,832	(32,360,227)	(240,766,181)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,993,644	$40,120,027	$(32,246,436)	$(233,091,078)

See Notes to Financial Statements

118	Annual Report | June 30, 2008

Micro-Cap Limited	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced

$308,652	$564,363	$2,400,002	$1,765,496	$1,479,168	$4,490,013	$1,068,336
(247)	-	-	(723)	-	-	(45)
-	-	-	-	-	-	1,503,914
234,204	457,975	623,755	114,312	51,180	109,285	44,763

542,609	1,022,338	3,023,757	1,879,085	1,530,348	4,599,298	2,616,968

506,261	922,526	1,805,935	856,079	353,825	147,081	506,941
(282,254)	16,084	81,195	18,202	5,960	-	-
9,074	28,523	56,482	32,552	12,960	34,899	15,768
37,817	39,003	41,467	41,973	39,475	37,776	46,792
19,617	104,660	125,577	50,718	22,925	28,975	36,183
15,008	26,873	44,697	33,813	15,201	34,254	18,606
8,375	20,125	27,098	9,712	10,275	8,868	28,222
14,474	19,456	22,051	21,850	18,986	18,127	14,714
3,523	10,698	21,048	12,023	4,583	12,367	5,988
13,113	79,301	135,313	78,055	26,753	27,076	19,920
11,707	45,060	71,777	37,773	18,319	30,864	19,128
2,400	5,223	12,430	5,104	20,233	4,260	10,562
8,300	21,598	56,581	18,183	11,570	15,416	21,680

367,415	1,339,130	2,501,651	1,216,037	561,065	399,963	744,504

-	-	-	-	-	(119,915)	-
(1,176)	(4,485)	(14,517)	(4,800)	(2,434)	(3,775)	(5,442)

366,239	1,334,645	2,487,134	1,211,237	558,631	276,273	739,062

176,370	(312,307)	536,623	667,848	971,717	4,323,025	1,877,906

(4,043,124)	5,435,393	(9,454,165)	(3,357,393)	(660,976)	(1,205,950)	(1,736,340)
-	-	-	-	-	-	-
-	-	-	-	-	-	3,875,766
-	-	-	-	-	-	1,419,600
-	(395,445)	(394,632)	-	-	-	-

(4,043,124)	5,039,948	(9,848,797)	(3,357,393)	(660,976)	(1,205,950)	3,559,026

(6,420,717)	(26,428,783)	(42,566,978)	(3,367,261)	(12,527,611)	(39,474,739)	(6,777,109)
-	-	-	-	-	-	-
	-	-	-	-	-	103,357
-	-	-	-	-	-	-
-	(87,081)	142,849	-	-	-	-

(6,420,717)	(26,515,864)	(42,424,129)	(3,367,261)	(12,527,611)	(39,474,739)	(6,673,752)

(10,463,841)	(21,475,916)	(52,272,926)	(6,724,654)	(13,188,587)	(40,680,689)	(3,114,726)

$(10,287,471)	$(21,788,223)	$(51,736,303)	$(6,056,806)	$(12,216,870)	$(36,357,664)	$(1,236,820)

www.bridgeway.com	119

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Aggressive Investors 2
	Year Ended June 30,		Year Ended June 30,
	2008	2007	2008	2007

OPERATIONS:
Net investment income/(loss)	$(3,608,240)	$(2,879,612)	$(3,034,805)	$(2,250,598)
Net realized gain/(loss) on investments	12,102,813	63,389,624	12,505,237	(7,746,640)
Net change in unrealized appreciation/(depreciation) on investments	4,499,071	(25,083,021)	30,649,595	100,819,182

Net increase/(decrease) in net assets resulting from operations	12,993,644	35,426,991	40,120,027	90,821,944

DISTRIBUTIONS:
From net investment income	-	-	-	-
From net realized gains	(59,135,745)	(38,922,847)	(21,016,161)	(12,277,639)

Net decrease in net assets from distributions	(59,135,745)	(38,922,847)	(21,016,161)	(12,277,639)

SHARE TRANSACTIONS:
Proceeds from sale of shares	22,693,076	25,500,417	373,518,838	257,748,964
Reinvestment of distributions	52,129,569	33,935,405	19,724,944	11,193,522
Cost of shares redeemed	(57,923,516)	(126,574,282)	(178,210,882)	(281,809,367)
Redemption fees	-	-	-	-

Net increase/(decrease) in net assets from share transactions	16,899,129	(67,138,460)	215,032,900	(12,866,881)

Net increase/(decrease) in net assets	(29,242,972)	(70,634,316)	234,136,766	65,677,424

NET ASSETS:
Beginning of year	367,957,862	438,592,178	650,939,284	585,261,860

End of year*	$338,714,890	$367,957,862	$885,076,050	$650,939,284

SHARES ISSUED & REDEEMED
Issued	404,802	449,096	18,346,826	14,911,236
Distributions reinvested	933,553	613,217	936,476	647,402
Redeemed	(1,005,484)	(2,202,942)	(8,935,188)	(16,441,911)

Net increase/(decrease)	332,871	(1,140,629)	10,348,114	(883,273)
Outstanding at beginning of year	5,944,512	7,085,141	32,461,353	33,344,626

Outstanding at end of year	6,277,383	5,944,512	42,809,467	32,461,353

* Including accumulated net investment income (loss) of:	$(50,624)	$7,292	$-	$-

See Notes to Financial Statements

120	Annual Report | June 30, 2008

Ultra-Small Company		Ultra-Small Company Market		Micro-Cap Limited
Year Ended June 30,		Year Ended June 30,		Year Ended June 30,
2008	2007	2008	2007	2008	2007

$113,791	$408,100	$7,675,103	$6,105,627	$176,370	$(61,758)
(7,791,457)	25,260,501	38,086,367	51,335,453	(4,043,124)	(1,910,229)
(24,568,770)	(14,050,480)	(278,852,548)	55,403,853	(6,420,717)	(780,270)

(32,246,436)	11,618,121	(233,091,078)	112,844,933	(10,287,471)	(2,752,257)

(394,094)	-	(2,258,281)	(4,933,248)	(99,874)	-
(15,085,229)	(25,378,384)	(34,714,496)	(22,318,728)	-	(14,955,401)

(15,479,323)	(25,378,384)	(36,972,777)	(27,251,976)	(99,874)	(14,955,401)

1,223,204	2,892,005	256,154,976	368,886,509	2,320,692	2,149,314
14,780,752	24,602,886	35,539,226	25,618,053	91,033	14,435,520
(10,581,496)	(8,691,768)	(462,864,797)	(405,818,662)	(16,132,953)	(17,343,613)
-	-	229,578	387,659	-	-

5,422,460	18,803,123	(170,941,017)	(10,926,441)	(13,721,228)	(758,779)

(42,303,299)	5,042,860	(441,004,872)	74,666,516	(24,108,573)	(18,466,437)

137,235,893	132,193,033	1,162,416,473	1,087,749,957	62,244,080	80,710,517

$94,932,594	$137,235,893	$721,411,601	$1,162,416,473	$38,135,507	$62,244,080

44,362	76,935	14,573,622	19,173,707	314,887	235,605
516,990	683,778	2,044,835	1,315,771	11,582	1,651,661
(346,232)	(231,431)	(26,658,714)	(20,839,119)	(2,182,900)	(1,892,871)

215,120	529,282	(10,040,257)	(349,641)	(1,856,431)	(5,605)
3,645,381	3,116,099	57,090,810	57,440,451	7,267,677	7,273,282

3,860,501	3,645,381	47,050,553	57,090,810	5,411,246	7,267,677

$113,772	$394,075	$6,894,753	$2,258,267	$76,496	$-

www.bridgeway.com	121

STATEMENTS OF CHANGES IN NET ASSETS

	Small-Cap Growth		Small-Cap Value
	Year Ended June 30,		Year Ended June 30,
	2008	2007	2008	2007

OPERATIONS:
Net investment income/(loss)	$(312,307)	$(599,494)	$536,623	$(524,387)
Net realized gain/(loss) on investments	5,039,948	(11,045,092)	(9,848,797)	4,920,957
Net change in unrealized appreciation/(depreciation) on investments	(26,515,864)	18,709,955	(42,424,129)	29,678,491

Net increase/(decrease) in net assets resulting from operations	(21,788,223)	7,065,369	(51,736,303)	34,075,061

DISTRIBUTIONS:
From net investment income	-	-	-	-
From net realized gains	-	-	-	-

Net decrease in net assets from distributions	-	-	-	-

SHARE TRANSACTIONS:
Proceeds from sale of shares	41,766,427	48,904,578	212,944,988	93,045,370
Reinvestment of distributions	-	-	-	-
Cost of shares redeemed	(47,705,114)	(158,852,967)	(109,736,945)	(207,064,202)

Net increase/(decrease) in net assets from share transactions	(5,938,687)	(109,948,389)	103,208,043	(114,018,832)

Net increase/(decrease) in net assets	(27,726,910)	(102,883,020)	51,471,740	(79,943,771)

NET ASSETS:
Beginning of year	172,394,664	275,277,684	280,176,526	360,120,297

End of year*	$144,667,754	$172,394,664	$331,648,266	$280,176,526

SHARES ISSUED & REDEEMED
Issued	2,834,069	3,426,645	12,592,357	5,710,836
Distributions reinvested	-	-	-	-
Redeemed	(3,230,062)	(11,322,443)	(6,630,990)	(13,240,019)

Net increase/(decrease)	(395,993)	(7,895,798)	5,961,367	(7,529,183)
Outstanding at beginning of year	10,765,719	18,661,517	14,951,445	22,480,628

Outstanding at end of year	10,369,726	10,765,719	20,912,812	14,951,445

* Including accumulated net investment income (loss) of:	$85,256	$(2,867)	$223,087	$70,914

See Notes to Financial Statements

122	Annual Report | June 30, 2008

Large-Cap Growth		Large-Cap Value		Blue Chip 35 Index		Balanced
Year Ended June 30,		Year Ended June 30,		Year Ended June 30,		Year Ended June 30,
2008	2007	2008	2007	2008	2007	2008	2007

$667,848	$271,736	$971,717	$949,079	$4,323,025	$1,363,198	$1,877,906	$1,859,563
(3,357,393)	486,313	(660,976)	2,784,881	(1,205,950)	(232,846)	3,559,026	(3,724,855)
(3,367,261)	16,911,227	(12,527,611)	11,542,582	(39,474,739)	10,307,323	(6,673,752)	6,819,420

(6,056,806)	17,669,276	(12,216,870)	15,276,542	(36,357,664)	11,437,675	(1,236,820)	4,954,128

(501,206)	(357,354)	(935,231)	(819,616)	(2,216,904)	(1,021,236)	(1,132,035)	(1,860,754)
-	-	(2,259,581)	-	-	-	-	(1,041,917)

(501,206)	(357,354)	(3,194,812)	(819,616)	(2,216,904)	(1,021,236)	(1,132,035)	(2,902,671)

85,463,022	53,352,870	15,647,493	38,671,336	223,052,529	64,503,705	21,256,530	26,839,294
403,318	304,098	3,077,813	794,313	2,117,136	985,385	1,075,310	2,766,204
(42,633,298)	(36,692,288)	(35,265,212)	(55,545,831)	(34,689,544)	(19,293,804)	(31,601,455)	(29,941,283)

43,233,042	16,964,680	(16,539,906)	(16,080,182)	190,480,121	46,195,286	(9,269,615)	(335,785)

36,675,030	34,276,602	(31,951,588)	(1,623,256)	151,905,553	56,611,725	(11,638,470)	1,715,672

138,137,573	103,860,971	86,095,176	87,718,432	99,082,299	42,470,574	87,055,747	85,340,075

$174,812,603	$138,137,573	$54,143,588	$86,095,176	$250,987,852	$99,082,299	$75,417,277	$87,055,747

5,974,190	4,091,823	986,625	2,461,638	27,202,745	8,004,336	1,647,886	2,108,086
27,587	23,573	195,790	49,771	252,040	121,644	82,336	220,590
(3,047,431)	(2,908,564)	(2,255,334)	(3,556,554)	(4,267,847)	(2,381,492)	(2,457,847)	(2,354,584)

2,954,346	1,206,832	(1,072,919)	(1,045,145)	23,186,938	5,744,488	(727,625)	(25,908)
9,780,616	8,573,784	5,043,972	6,089,117	11,632,793	5,888,305	6,721,632	6,747,540

12,734,962	9,780,616	3,971,053	5,043,972	34,819,731	11,632,793	5,994,007	6,721,632

$288,948	$121,549	$364,938	$425,557	$2,911,094	$804,973	$1,415,470	$826,873

www.bridgeway.com	123

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout the year indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

AGGRESSIVE INVESTORS 1

Year Ended June 30, 2008	$61.90	$(0.59)	$3.14	$2.55
Year Ended June 30, 2007	61.90	(0.43)	6.41	5.98
Year Ended June 30, 2006	56.60	(0.42)	12.23	11.81
Year Ended June 30, 2005	49.43	(0.26)	7.43	7.17
Year Ended June 30, 2004	39.94	(0.58)	10.07	9.49

AGGRESSIVE INVESTORS 2

Year Ended June 30, 2008	20.05	(0.08)	1.27	1.19
Year Ended June 30, 2007	17.55	(0.07)	2.94	2.87
Year Ended June 30, 2006	14.72	(0.05)	3.22	3.17
Year Ended June 30, 2005	12.75	(0.04)	2.01	1.97
Year Ended June 30, 2004	10.28	(0.09)	2.56	2.47

ULTRA-SMALL COMPANY

Year Ended June 30, 2008	37.65	0.03	(8.67)	(8.64)
Year Ended June 30, 2007	42.42	0.12	3.37	3.49
Year Ended June 30, 2006	38.44	(0.15)	9.23	9.08
Year Ended June 30, 2005	40.97	(0.10)	6.69	6.59
Year Ended June 30, 2004	32.93	(0.33)	13.66	13.33

ULTRA-SMALL COMPANY MARKET

Year Ended June 30, 2008	20.36	0.14	(4.49)	(4.35)
Year Ended June 30, 2007	18.94	0.10	1.76	1.86
Year Ended June 30, 2006	16.96	0.05	2.48	2.53
Year Ended June 30, 2005	16.14	0.02	0.97	0.99
Year Ended June 30, 2004	10.98	0.02	5.16	5.18

MICRO-CAP LIMITED

Year Ended June 30, 2008	8.56	0.03	(1.53)	(1.50)
Year Ended June 30, 2007	11.10	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2006	11.09	(0.13)	1.81	1.68
Year Ended June 30, 2005	10.75	(0.13)	2.45	2.32
Year Ended June 30, 2004	9.36	(0.17)	2.49	2.32

See Notes to Financial Statements

124	Annual Report | June 30, 2008

Less Distributions to Shareholders from:							Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Paid in Capital from Redemption Fees(a)	Net Asset Value, End of Year	Total Return		Net Assets End of Year (000’s)	Expenses Before Waivers and Reimbursements	Expenses After Waivers and Reimbursements	Net Investment Income (Loss) After Waivers and Reimbursements	Portfolio Turnover Rate

$(10.49)	$-	$(10.49)	$-	$53.96	3.54	%(d)	$338,715	1.78%	1.78%	(1.03%)	142%
(5.98)	-	(5.98)	-	61.90	10.79%		367,958	1.72%	1.72%	(0.75%)	115%
(6.51)	-	(6.51)	-	61.90	21.79%		438,592	1.58%	1.58%	(0.69%)	128%
-	-	-	-	56.60	14.51%		368,886	1.58%	1.58%	(0.51%)	155%
-	-	-	-	49.43	23.76%		353,684	1.74%	1.74%	(1.24%)	151%

(0.57)	-	(0.57)	-	20.67	5.88	%(d)	885,076	1.17%	1.17%	(0.40%)	127%
(0.37)	-	(0.37)	-	20.05	16.68%		650,939	1.22%	1.22%	(0.38%)	124%
(0.34)	-	(0.34)	-	17.55	21.65%		585,262	1.12%	1.12%	(0.26%)	89%
-	-	-	-	14.72	15.45%		156,053	1.37%	1.37%	(0.33%)	148%
-	-	-	-	12.75	24.03%		110,395	1.58%	1.58%	(1.13%)	152%

(4.31)	(0.11)	(4.42)	-	24.59	(24.59	%)(d)	94,933	1.07%	1.07%	0.10%	102%
(8.26)	-	(8.26)	-	37.65	9.12%		137,236	1.09%	1.09%	0.31%	106%
(5.10)	-	(5.10)	-	42.42	25.58%		132,193	1.09%	1.09%	(0.37%)	101%
(9.12)	-	(9.12)	-	38.44	15.37%		110,634	1.12%	1.12%	(0.25%)	86%
(5.29)	-	(5.29)	-	40.97	40.88%		101,233	1.15%	1.15%	(0.84%)	71%

(0.65)	(0.04)	(0.69)	0.01	15.33	(21.72	%)(d)	721,412	0.66%	0.66%	0.79%	29%
(0.37)	(0.08)	(0.45)	0.01	20.36	10.08%		1,162,416	0.67%	0.67%	0.53%	34%
(0.53)	(0.03)	(0.56)	0.01	18.94	15.13%		1,087,750	0.65%	0.65%	0.27%	27%
(0.15)	(0.03)	(0.18)	0.01	16.96	6.12%		593,883	0.73%	0.73%	0.15%	13%
(0.04)	-	(0.04)	0.02	16.14	47.41%		816,748	0.67%	0.67%	0.11%	19%

-	(0.01)	(0.01)	-	7.05	(17.49	%)(d)	38,136	0.75%	0.75%	0.36%	147%
(2.21)	-	(2.21)	-	8.56	(3.37%)		62,244	0.84%	0.84%	(0.09%)	133%
(1.67)	-	(1.67)	-	11.10	14.72%		80,711	1.60%	1.60%	(1.05%)	125%
(1.98)	-	(1.98)	-	11.09	22.94%		66,637	1.75%	1.75%	(1.27%)	87%
(0.93)	-	(0.93)	-	10.75	24.30%		57,750	1.79%	1.79%	(1.50%)	98%

www.bridgeway.com	125

FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

SMALL-CAP GROWTH

Year Ended June 30, 2008	$16.01	$(0.03)	$(2.03)	$(2.06)
Year Ended June 30, 2007	14.75	(0.04)	1.30	1.26
Year Ended June 30, 2006	12.08	(0.03)	2.70	2.67
Year Ended June 30, 2005	10.84	(0.07)	1.31	1.24
Period from October 31, 2003 to June 30, 2004(e)	10.00	(0.05)	0.89	0.84

SMALL-CAP VALUE

Year Ended June 30, 2008	18.74	0.03	(2.91)	(2.88)
Year Ended June 30, 2007	16.02	(0.03)	2.75	2.72
Year Ended June 30, 2006	12.78	-	3.24	3.24
Year Ended June 30, 2005	10.46	(0.02)	2.34	2.32
Period from October 31, 2003 to June 30, 2004(e)	10.00	(0.03)	0.49	0.46

LARGE-CAP GROWTH

Year Ended June 30, 2008	14.12	0.06	(0.41)	(0.35)
Year Ended June 30, 2007	12.11	0.03	2.02	2.05
Year Ended June 30, 2006	11.00	0.04	1.07	1.11
Year Ended June 30, 2005	10.63	-	0.37	0.37
Period from October 31, 2003 to June 30, 2004(e)	10.00	(0.01)	0.64	0.63

LARGE-CAP VALUE

Year Ended June 30, 2008	17.07	0.22	(2.94)	(2.72)
Year Ended June 30, 2007	14.41	0.17	2.64	2.81
Year Ended June 30, 2006	12.70	0.17	1.69	1.86
Year Ended June 30, 2005	11.11	0.14	1.55	1.69
Period from October 31, 2003 to June 30, 2004(e)	10.00	0.03	1.08	1.11

BLUE CHIP 35 INDEX

Year Ended June 30, 2008	8.52	0.19	(1.39)	(1.20)
Year Ended June 30, 2007	7.21	0.16	1.26	1.42
Year Ended June 30, 2006	6.86	0.14	0.32	0.46
Year Ended June 30, 2005	7.02	0.14	(0.18)	(0.04)
Year Ended June 30, 2004	6.14	0.10	0.83	0.93

BALANCED

Year Ended June 30, 2008	12.95	0.29	(0.49)	(0.20)
Year Ended June 30, 2007	12.65	0.28	0.44	0.72
Year Ended June 30, 2006	11.92	0.22	0.73	0.95
Year Ended June 30, 2005	11.30	0.14	0.66	0.80
Year Ended June 30, 2004	10.05	0.06	1.24	1.30

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Annualized
(c)	Total returns for periods less than one year are not annualized.
(d)	Total return may have been lower had various fees not been waived during the period.
(e)	Fund commenced operations on October 31, 2003

See Notes to Financial Statements

126	Annual Report | June 30, 2008

Less Distributions to Shareholders from:						Ratios & Supplemental Data(b)
Net Realized Gain	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(c)		Net Assets End of Period (000’s)	Expenses Before Waivers and Reimbursements		Expenses After Waivers and Reimbursements		Net Investment Income (Loss) After Waivers and Reimbursements		Portfolio Turnover Rate

$-	$-	$-	$13.95	(12.87	%)(d)	$144,668	0.87%		0.87%		(0.20%)		63%
-	-	-	16.01	8.54%		172,395	0.92%		0.92%		(0.31%)		37%
-	-	-	14.75	22.10%		275,278	0.81%		0.81%		(0.19%)		41%
-	-	-	12.08	11.44	%(d)	55,704	1.08%		0.94%		(0.68%)		51%
-	-	-	10.84	8.40	%(d)	37,968	1.25	%(b)	0.94	%(b)	(0.74	%)(b)	17%

-	-	-	15.86	(15.37	%)(d)	331,648	0.83%		0.83%		0.18%		73%
-	-	-	18.74	16.98%		280,177	0.88%		0.88%		(0.19%)		58%
-	-	-	16.02	25.35%		360,120	0.77%		0.77%		(0.03%)		49%
-	-	-	12.78	22.18	%(d)	68,545	1.07%		0.94%		(0.32%)		57%
-	-	-	10.46	4.60	%(d)	28,193	1.49	%(b)	0.94	%(b)	(0.42	%)(b)	21%

-	(0.04)	(0.04)	13.73	(2.50	%)(d)	174,813	0.71%		0.71%		0.39%		37%
-	(0.04)	(0.04)	14.12	16.98%		138,138	0.78%		0.78%		0.25%		39%
-	-	-	12.11	10.09%		103,861	0.82%		0.82%		0.31%		26%
-	-	-	11.00	3.48	%(d)	42,988	1.03%		0.84%		(0.04%)		20%
-	-	-	10.63	6.30	%(d)	39,532	1.13	%(b)	0.84	%(b)	(0.09	%)(b)	7%

(0.51)	(0.21)	(0.72)	13.63	(16.46	%)(d)	54,144	0.80%		0.79%		1.38%		28%
-	(0.15)	(0.15)	17.07	19.57%		86,095	0.79%		0.79%		1.08%		34%
-	(0.15)	(0.15)	14.41	14.69	%(d)	87,718	0.86%		0.84%		1.18%		23%
-	(0.10)	(0.10)	12.70	15.22	%(d)	27,476	1.10%		0.84%		1.24%		30%
-	-	-	11.11	11.10	%(d)	20,598	1.52	%(b)	0.84	%(b)	0.86	%(b)	11%

-	(0.11)	(0.11)	7.21	(14.28	%)(d)	250,988	0.22%		0.15%		2.35%		12%
-	(0.11)	(0.11)	8.52	19.81	%(d)	99,082	0.35%		0.15%		1.98%		11%
-	(0.11)	(0.11)	7.21	6.64	%(d)	42,471	0.47%		0.15%		1.90%		41%
-	(0.12)	(0.12)	6.86	(0.59	%)(d)	34,612	0.56%		0.15%		2.07%		20%
-	(0.05)	(0.05)	7.02	15.20	%(d)	35,960	0.58%		0.15%		1.64%		5%

-	(0.17)	(0.17)	12.58	(1.57	%)(d)	75,417	0.88%		0.88%		2.23%		44%
(0.15)	(0.27)	(0.42)	12.95	5.87	%(d)	87,056	0.98%		0.94%		2.16%		27%
(0.11)	(0.11)	(0.22)	12.65	8.01%		85,340	0.94%		0.94%		1.81%		51%
(0.10)	(0.08)	(0.18)	11.92	7.15	%(d)	42,264	1.19%		0.94%		1.20%		126%
-	(0.05)	(0.05)	11.30	12.94	%(d)	23,212	1.51%		0.94%		0.60%		124%

www.bridgeway.com	127

NOTES TO FINANCIAL STATEMENTS

June 30, 2008

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Bridgeway is organized as a series fund, which currently has 11 investment funds (collectively, the “Funds”): Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value, Blue Chip 35 Index, and Balanced Funds.

Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share. 15,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares each have been classified into the Aggressive Investors 2 and Blue Chip 35 Index Funds. 5,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares have been classified in the Ultra-Small Company Market Fund. 10,000,000 shares have been classified in the Micro-Cap Limited Fund. 100,000,000 shares each have been classified into the Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value Funds. 50,000,000 shares have been classified into the Balanced Fund. All shares outstanding currently represent Class N shares.

The Aggressive Investors 1 Fund and the Micro-Cap Limited Fund are closed to new investors. The Ultra-Small Company Fund is closed to all investors.

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 and 2 Funds seek to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more).

The Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, and Large-Cap Growth Funds seek to provide a long-term total return of capital, primarily through capital appreciation.

The Blue Chip 35 Index and Large-Cap Value Funds seek to provide long-term total return of capital, primarily through capital appreciation but also some income.

The Balanced Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2 . Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America.

Securities, Options, Futures and Other Investments Valuation  Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale price on the principal exchange on which they are traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

128	Annual Report | June 30, 2008

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Securities Lending  Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of June 30, 2008, the Funds had securities on loan and related collateral with values shown below:

Bridgeway Fund	Securities on Loan Value	Value of Securities Received as Collateral

Aggressive Investors 1	$53,026,296	$55,333,498
Aggressive Investors 2	$129,946,137	$134,184,146
Ultra-Small Company	$18,095,257	$19,232,590
Ultra-Small Company Market	$156,993,337	$168,736,391
Micro-Cap Limited	$6,074,877	$6,310,408
Small-Cap Growth	$42,471,034	$44,433,424
Small-Cap Value	$67,236,125	$70,680,471
Large-Cap Growth	$14,534,265	$15,180,866
Large-Cap Value	$6,750,451	$6,849,100
Blue Chip 35 Index	$37,211,798	$39,144,456
Balanced	$5,634,924	$5,803,040

It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

Federal Income Taxes  It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code applicable to registered investment companies and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties  The Funds provide for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements and financial highlights.

www.bridgeway.com	129

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008

Security Transactions, Expenses, Gains and Losses and Allocations  Fund expenses that are not series specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Balanced Fund, discounts and premiums are accreted/amortized on the effective interest method.

Futures Contracts  A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. The Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund’s activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2008, the Funds had no open futures contracts.

Options  An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund’s Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that the Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts  The Aggressive Investors 1, Aggressive Investors 2, and Balanced Funds may write call options on a covered basis, that is, the Fund will own the underlying security, or the Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. Only the Balanced Fund had outstanding written options as of June 30, 2008.

130	Annual Report | June 30, 2008

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008

A summary of the options transactions written by each of the Funds is as follows:

	Aggressive Investors 1 Fund		Aggressive Investors 2 Fund
	Written Call Options		Written Call Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2007	-	$-	-	$-
Positions Opened	3,805	1,517,307	7,087	3,017,163
Exercised	(1,110)	(617,126)	-	-
Closed	(2,695)	(900,181)	(7,087)	(3,017,163)

Outstanding, June 30, 2008	-	$-	-	$-

Market Value, June 30, 2008		$-		$-

	Balanced Fund		Balanced Fund
	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2007	3,906	$515,704	3,140	$413,618
Positions Opened	24,311	4,737,869	16,993	4,424,594
Exercised	(2,314)	(955,095)	(4,395)	(797,248)
Expired	(9,103)	(1,523,105)	(3,919)	(1,168,749)
Closed	(12,577)	(2,045,400)	(10,124)	(2,277,337)

Outstanding, June 30, 2008	4,223	$729,973	1,695	$594,878

Market Value, June 30, 2008		$518,468		$559,275

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008

Swaps.  Each Fund may enter into total return swaps. Total return swaps are agreements that provide a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specified rate. The difference in the value of these income streams is recorded daily by the Funds, and is settled in cash at the end of each month. The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. A Fund may use its own net asset value as the underlying asset in a total return swap. This strategy serves to reduce cash drag (the impact of cash on a Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings. The following total return swaps were open as of June 30, 2008:

Portfolio	Swap Counterparty	Notional Principal	Maturity Date	Net Unrealized Gain\(Loss)

Aggressive Investors 1	ReFlow Management Co.	$3,154,606	July 1, 2008	$50,624
Small-Cap Growth	ReFlow Management Co.	2,531,074	July 1, 2008	(85,602)
Small-Cap Value	ReFlow Management Co.	16,620,072	July 1, 2008	70,547

Indemnification  Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3.	Management Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of –0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Aggressive Investors 2:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% from $500 million to $1 billion, and 0.80% over $1 billion.

The Performance Adjustment equals 2.00% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.30% to a maximum of +0.30%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company:  The Fund pays management fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The

132	Annual Report | June 30, 2008

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008

management fees are computed daily and are payable monthly. However, during any quarter that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market:  The Fund’s management fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Micro-Cap Limited:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. However, during any quarter that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of the net assets in the quarter the advisory fee is determined.

The Performance Adjustment equals 2.87% times the difference in cumulative total return between the Fund and the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of –0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Small-Cap Growth and Small-Cap Value:  A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. Since each Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Funds only; (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Large-Cap Growth and Large-Cap Value:  A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index for Large-Cap Growth Fund and the Russell 1000 Value Index for the Large-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. Since each Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Funds only; (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008

Blue Chip 35 Index:  The Fund’s management fee is a flat 0.08% of the value of the Fund’s average daily Net Assets, computed daily and payable monthly.

Balanced:  The Fund’s management fee is a flat 0.60% of the value of the Funds average daily Net Assets, computed daily and payable monthly.

Expense limitations:  At a special meeting on March 31, 2005, shareholders of the Funds approved amendments to the Management Agreements detailing expense limitations. The Adviser agrees to reimburse the Funds for operating expenses and management fees above the expense limitations, which are shown as a ratio of net expenses to average net assets, for each Fund, for the fiscal year ended June 30, 2008. All expense limitations and total reimbursements for the fiscal year ended June 30, 2008, are shown below.

		Total Waivers and Reimbursements for Fiscal Year Ending 06/30/08
Bridgeway Fund	Expense Limitation	Adviser Waived and Reimbursed	Other* Reimbursements

Aggressive Investors 1	1.80%	$-	$9,245
Aggressive Investors 2	1.75%	-	25,957
Ultra-Small Company	2.00%	-	4,079
Ultra-Small Company Market	0.75%	-	30,787
Micro-Cap Limited	1.85%	-	1,176
Small-Cap Growth	0.94%	-	4,485
Small-Cap Value	0.94%	-	14,517
Large-Cap Growth	0.84%	-	4,800
Larch-Cap Value	0.84%	-	2,434
Blue Chip 35 Index	0.15%	119,915	3,775
Balanced	0.94%	-	5,442

*	The Funds’ accounting agent voluntarily reimbursed certain expenses during the fiscal year ended June 30, 2008.

Other Related Party Transactions:  The Adviser entered into an Administrative Services Agreement with Bridgeway Funds pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the SEC; (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain recordkeeping services. For its services to the Funds, the Adviser is paid an aggregate annual fee of $635,000 payable in equal monthly installments.

One director of the Funds, John Montgomery, is an owner and director of the Adviser. Another director of the Fund, Michael Mulcahy, is an executive and director of the Adviser. Under the Investment Company Act of 1940 definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of the Funds. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Funds.

Board of Directors Compensation  Independent Directors are paid an annual retainer of $8,000 with an additional retainer of $2,500 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. Independent Director meeting fees are $6,000 per meeting.

The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. During the fiscal year ended June 30, 2008, total reimbursements made, across all of the Funds, was $3,028. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a restated and amended Distribution Agreement dated July 1, 2007. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Bridgeway Fund for fiscal year ended June 30, 2008 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	-	$495,686,577	-	$545,330,449
Aggressive Investors 2	-	$1,157,120,039	-	$962,875,354
Ultra-Small Company	-	$113,893,599	-	$126,942,230
Ultra-Small Company Market	-	$276,427,193	-	$489,612,135
Micro-Cap Limited	-	$70,114,092	-	$82,422,920
Small-Cap Growth	-	$95,443,763	-	$103,677,345
Small-Cap Value	-	$317,704,107	-	$216,545,333
Large-Cap Growth	-	$101,927,702	-	$61,448,692
Large-Cap Value	-	$19,505,681	-	$37,469,447
Blue Chip 35 Index	-	$213,845,243	-	$21,325,970
Balanced	$1,497,405	$28,653,308	$5,386,602	$23,346,461

6. Federal Income Taxes

Unrealized Appreciation and Depreciation on Investments (Tax Basis)  The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2008, were as follows:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company
As of June 30, 2008
Gross appreciation (excess of value over tax cost)	$86,632,389	$206,381,418	$15,821,999
Gross depreciation (excess of tax cost over value)	(10,399,388)	(33,525,102)	(11,789,926)

Net unrealized appreciation	$76,233,001	$172,856,316	$4,032,073

Cost of investments for income tax purposes	$252,357,008	$703,885,266	$88,235,619

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Growth	Small-Cap Value
As of June 30, 2008
Gross appreciation (excess of value over tax cost)	$249,405,311	$6,062,439	$29,773,072	$64,991,335
Gross depreciation (excess of tax cost over value)	(124,497,660)	(3,261,055)	(7,456,426)	(24,364,882)

Net unrealized appreciation	$124,907,651	$2,801,384	$22,316,646	$40,626,453

Cost of investments for income tax purposes	$585,279,463	$34,921,132	$119,906,162	$319,239,781

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008

	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced
As of June 30, 2008
Gross appreciation (excess of value over tax cost)	$33,390,642	$11,105,212	$15,668,685	$10,988,469
Gross depreciation (excess of tax cost over value)	(10,617,124)	(3,906,231)	(41,359,242)	(6,003,960)

Net unrealized appreciation	$22,773,518	$7,198,981	$(25,690,557)	$4,984,509

Cost of investments for income tax purposes	$151,816,607	$46,947,038	$276,237,864	$70,180,287

The differences between book and tax net unrealized appreciation are primarily due to wash sale loss deferrals.

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of net operating losses and certain expenses.

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2008 and June 30, 2007, respectively are as follows:

	Aggressive Investors 1		Aggressive Investors 2
	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007
Distributions paid from:
Long Term Capital Gain	$59,135,745	$38,922,847	$21,016,161	$12,277,639

Total	$59,135,745	$38,922,847	$21,016,161	$12,277,639

	Ultra-Small Company		Ultra-Small Company Market
	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007
Distributions paid from:
Ordinary income	$394,104	$1,877,630	$2,258,281	$4,933,248
Long Term Capital Gain	15,085,219	23,500,754	34,714,496	22,318,728

Total	$15,479,323	$25,378,384	$36,972,777	$27,251,976

	Micro-Cap Limited		Large-Cap Growth
	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007
Distributions paid from:
Ordinary income	$99,874	$1,475	$501,206	$357,354
Long Term Capital Gain	-	14,953,926	-	-

Total	$99,874	$14,955,401	$501,206	$357,354

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                                    [GRAPHIC]

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008

	Large-Cap Value		Blue Chip 35 Index
	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2008	Year Ended June 30, 2007
Distributions paid from:
Ordinary income	$935,266	$819,616	$2,216,904	$1,021,236
Long Term Capital Gain	2,259,546	-	-	-

Total	$3,194,812	$819,616	$2,216,904	$1,021,236

	Balanced
	Year Ended June 30, 2008	Year Ended June 30, 2007
Distributions paid from:
Ordinary income	$1,132,035	$2,182,831
Long Term Capital Gain	-	719,840

Total	$1,132,035	$2,902,671

At June 30, 2008, the Funds had available for tax purposes, capital loss carryovers as follows:

	Ultra-Small Company	Micro-Cap Limited	Small-Cap Growth	Small-Cap Value
Expiring 6/30/2013	-	-	-	$948,551
6/30/2015	-	$1,910,229	$9,909,411	-
6/30/2016	$3,822,016	1,720,318	-	1,491,117

	Large-Cap Growth	Blue Chip 35 Index	Balanced
Expiring 6/30/2009	-	$100,306	-
6/30/2010	-	429,064	-
6/30/2011	-	337,509	-
6/30/2012	-	327,296	-
6/30/2013	$2,323,531	282,192	-
6/30/2014	2,412,639	402,963	-
6/30/2015	-	418,882	$21,741
6/30/2016	1,302,044	31,461	-

Components of Net Assets (Tax Basis)  As of June 30, 2008, the components of net assets on a tax basis were:

	Aggressive Investors 1	Aggressive Investors 2		Ultra-Small Company
Accumulated Net Investment Income (Loss)	$-	$-		$113,762
Accumulated Net Realized Gain (Loss) on Investments	1,868,083	(15,315,025	)*	(7,037,178	)*
Net unrealized appreciation/depreciation of investments	76,233,001	172,856,316		4,032,073

Total	$78,101,084	$157,541,291		$(2,891,343)

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                                    [GRAPHIC]

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Growth
Accumulated Net Investment Income (Loss)	$6,894,753	$76,496	$-
Accumulated Net Realized Gain (Loss) on Investments	28,745,392	(5,808,865)*	(9,909,411)
Net unrealized appreciation/depreciation of investments	124,907,651	2,801,384	22,316,646
Other Book/Tax Differences	-	-	(346)

Total	$160,547,796	$(2,930,985)	$12,406,889

	Small-Cap Value	Large-Cap Growth	Large-Cap Value
Accumulated Net Investment Income (Loss)	$293,980	$289,288	$365,278
Accumulated Net Realized Gain (Loss) on Investments	(10,436,449)*	(8,093,563)*	(1,229,330)*
Net unrealized appreciation/depreciation of investments	40,626,453	22,773,518	7,198,981
Other Book/Tax Differences	(346)	(340)	(340)

Total	$30,483,638	$14,968,903	$6,334,589

	Blue Chip 35 Index	Balanced
Accumulated Net Investment Income (Loss)	$2,911,094	$1,415,470
Accumulated Net Realized Gain (Loss) on Investments	(2,696,383)*	(21,743)
Net unrealized appreciation/depreciation of investments	(25,690,557)	4,984,509

Total	$(25,475,846)	$6,378,236

*	Includes losses incurred in the period November 1, 2007 through June 30, 2008 which the Fund has elected to defer to its fiscal year ending June 30, 2008. Post October Losses - Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Aggressive Investors 2 Fund, The Ultra-Small Company Fund, The Micro-Cap Limited Fund, The Small-Cap Value Fund, The Large-Cap Growth Fund, The Large-Cap Value Fund and The Blue-Chip 35 Index Fund had deferred post October losses of $15,315,025, $3,215,162, $2,178,318, $7,996,781, $2,055,350, $1,229,330, and $366,710 respectively.

For the year ended June 30, 2008, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company
Paid-in-Capital	$(1,913,438)	$(3,977,951)	$1
Accumulated Net Investment Income (Loss)	3,550,324	3,034,805	-
Accumulated Net Realized Gain (Loss)	(1,636,886)	943,146	(1)

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Growth
Paid-in-Capital	$10,177,548	$-	$(795,875)
Accumulated Net Investment Income (Loss)	(780,336)	-	400,430
Accumulated Net Realized Gain (Loss)	(9,397,212)	-	395,445

	Small-Cap Value	Large-Cap Growth	Large-Cap Value
Paid-in-Capital	$(10,182)	$(757)	$97,070
Accumulated Net Investment Income (Loss)	(384,450)	757	(97,105)
Accumulated Net Realized Gain (Loss)	394,632	-	35

	Blue Chip 35 Index	Balanced
Paid-in-Capital	$(106,811)	$157,274
Accumulated Net Investment Income (Loss)	-	(157,274)
Accumulated Net Realized Gain (Loss)	106,811	-

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of net operating losses, the deduction of equalization debits for tax purposes, and certain expenses.

In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48), was issued. The Funds implemented the provisions of FIN 48, which prescribe a minimum threshold for financial

138	Annual Report | June 30, 2008

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2008

statement recognition of the benefit of a tax position taken in a tax return. As of June 30, 2008, Fund management has determined that the Fund did not have any unrecognized tax benefits as a result of tax positions taken in the current or prior periods that would require reporting under FIN 48.

7. Bank Borrowings

Certain Bridgeway Funds established a line of credit agreement (“Facility”) with PNC Bank, N.A. (the “Bank” or “Lender”) which matures on October 9, 2008 and is renewable annually at the Bank’s option, to be used for temporary or emergency purposes, primarily for financing redemption payments. At a meeting held August 15, 2008 the Board of Directors approved and authorized officers of the Bridgeway Funds to renew this Facility for an additional one year period. Any and all advances under this Facility would be at the sole discretion of the Lender based on the merits of the specific transaction. Advances under the Facility are limited to $5,000,000 in total for all Funds (except Aggressive Investors 1 and Aggressive Investors 2 Funds), or 33 1/3% of a Fund’s net assets. Borrowings under the line of credit bear interest based on the Lender’s Prime Rate. Principal is due fifteen days after each advance and at Maturity. Interest is payable monthly in arrears. No Fund had borrowings under the Facility during the year ended June 30, 2008.

During the fiscal year ended June 30, 2008 each of the Funds engaged in short-term borrowings from PFPC Trust Company, the Funds’ Custodian. Interest on the borrowings was charged at 1.25 times the Federal Fund Rate. The average daily loan balance during the period for which loans were outstanding and the weighted average interest rate was:

Bridgeway Fund	Average Borrowing	Average Rate

Aggressive Investors 1	($2,322,769)	4.78%
Aggressive Investors 2	(3,093,110)	5.59
Ultra-Small Company	(455,088)	5.57
Ultra-Small Company Market	(1,239,901)	5.83
Micro-Cap Limited	(180,197)	4.21
Small-Cap Growth	(650,585)	4.97
Small-Cap Value	(1,667,508)	4.34
Large-Cap Growth	(1,160,726)	3.60
Large-Cap Value	(714,942)	4.31
Blue Chip 35 Index	(484,952)	5.06
Balanced	(1,283,390)	5.25

8. Redemption Fees:

In Ultra-Small Company Market Fund a 2.00% redemption fee may be charged on shares held less than six months or for redemptions in a down market, subject to a maximum combined redemption fee of 2%. In Blue Chip 35 Index Fund a 1.00% redemption fee may be charged on redemptions in a down market.

At a Board Meeting held on August 15, 2008, the Board of Directors elected to eliminate the redemption fee for redemptions in a down market for both the Ultra-Small Company Fund and Blue Chip 35 Index Fund effective October 31, 2008.

9. New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS No. 157), “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have, if any, on the Fund’s financial statements and related disclosures.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of

Bridgeway Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Ultra Small Company Fund, Ultra Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Blue Chip 35 Index Fund, and Balanced Fund, each a series of Bridgeway Funds, Inc., including the schedules of investments, as of June 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 2004 were audited by other auditors whose report dated August 30, 2004 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Ultra Small Company Fund, Ultra Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Blue Chip 35 Index Fund, and Balanced Fund as of June 30, 2008, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two year period then ended, and financial highlights for each of the years in the four year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

August 28, 2008

140	Annual Report | June 30, 2008

OTHER INFORMATION

June 30, 2008 (unaudited)

1. Shareholder Tax Information

Certain tax Information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2008. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2007.

During the fiscal year ended June 30, 2008, the following percentages of dividends paid by each Fund from net investment income qualified for the corporate dividends received deduction and met the requirements regarding qualified dividend income:

	Ultra-Small Company	Ultra-Small Company Market	Micro-Cap Limited	Large-Cap Growth
Corporate Dividends Received Deduction	24.86%	95.14%	100.00%	100.00%
Qualified Dividend Income	24.66%	95.06%	100.00%	100.00%
Qualified Interest Related Dividends	0.00%	4.13%	0.00%	0.00%

	Large-Cap Value	Blue Chip 35 Index	Balanced
Corporate Dividends Received Deduction	96.94%	71.65%	36.50%
Qualified Dividend Income	96.94%	71.64%	36.56%
Qualified Interest Related Dividends	0.73%	2.13%	69.40%

During the fiscal year ended June 30, 2008, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits as summarized below:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market	Micro-Cap Limited
Ordinary Income Distributions	$-	$-	$394,104	$2,258,281	$99,874
Equalization Debits Included in Ordinary Income Distributions	-	-	-	766,084	-
Long-Term Capital Gain Distributions	59,135,745	21,016,161	15,085,219	34,714,496	-
Equalization Debits Included in Long-Term Capital Gain Distributions	-	-	-	9,411,460	-

	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced
Ordinary Income Distributions	$501,206	$935,266	$2,216,904	$1,132,035
Equalization Debits Included in Ordinary Income Distributions	-	97,070	-	157,274
Long-Term Capital Gain Distributions	-	2,259,546	-	-

See Note 6 of Notes to Financial Statements for distributions paid during the fiscal year.

2. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2008 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

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OTHER INFORMATION (continued)

June 30, 2008 (unaudited)

3. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual shareholder reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Investment Advisory Agreement Approval

At a meeting held on June 13, 2008 (the “Meeting”), the Board of Directors (“Board”), including a majority of the non-interested or independent Directors (hereinafter, “Directors”), approved the renewal of the investment management agreement (the “Advisory Agreement”) between Bridgeway Capital Management, Inc. (the “Adviser”) and each Fund.

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund, the Board considered information provided specifically in relation to the renewal of the Advisory Agreement for the Meeting. In response to specific requests from the independent Directors in connection with the Meeting, the Adviser furnished, and the Board considered, information including, but not limited to, the following: (1) the nature, extent and quality of services provided by the Adviser to the Funds, including investment advisory and certain administrative services to the Funds; (2) the actual management and other fees paid by each Fund to the Adviser and a comparison of those fees to a comparable group of funds; (3) the performance of each Fund over various time periods and a comparison of that performance to a comparable group of funds; (4) the profitability of the Adviser from the relationship with the Funds; and (5) any “fall out” or ancillary benefits that accrue to the Adviser as a result of the relationship with each Fund. In addition to evaluating, among other things, the written information provided by the Adviser, the Board also evaluated the answers to questions posed by the independent Directors to representatives of the Adviser at the Meeting.

In considering the information and materials described above, the independent Directors received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. Although the Advisory Agreement for all of the Funds was considered at the same Board Meeting, the Directors addressed each Fund separately during the Meeting.

Based on all of the information presented, the Board, including a majority of its independent Directors, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement are reasonable in relation to the services that are provided under the Advisory Agreement. In view of the broad scope and variety of factors and information, the Directors did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Advisory Agreement for each Fund. Rather, the approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety.

Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decisions to approve the continuance of the Advisory Agreement for each Fund.

Nature, Extent and Quality of Services.  The independent Directors were pleased that the Funds continue to have access to the Adviser’s specialized skills in quantitative analysis and active and passive investment management and trading, and viewed those skills as relatively unique within the investment industry. The Directors were satisfied that staffing levels and plans for growth at the Adviser were adequate and appropriate in view of the Funds’ operations. The Directors noted that the Adviser devotes most of its personnel time to managing the Funds, as they are the largest part of the Adviser’s business operations. There have been no changes in personnel that provide services to the Funds other than the addition of a new partner to the investment management team during the past year. In addition to providing investment management services to the Funds, the Adviser has undertaken extensive responsibility to review and implement policies and procedures to ensure that the Funds comply with regulatory initiatives. Finally, the Directors considered that the Adviser provides certain administrative services under the Administrative Services Agreement approximately at cost to the Funds.

142	Annual Report | June 30, 2008

OTHER INFORMATION (continued)

June 30, 2008 (unaudited)

Investment Performance.  The independent Directors reviewed performance information through March 31, 2008 for each Fund and noted the following. The Aggressive Investors 1 Fund has outperformed its peer funds and benchmark by considerable margins over shorter periods and since inception. The Aggressive Investors 2 Fund has outperformed its peer funds for the past three and five year periods and has outperformed its benchmark index for the past three and five year periods as well as since inception. The Ultra-Small Company Fund and the Ultra-Small Company Market Fund have outperformed peer funds for the past five year period but have lagged their benchmark index during the same period. In addition, the Ultra-Small Company Fund and Ultra-Small Company Market Fund have outperformed their benchmark index for the past ten year period as well as since inception. The Micro-Cap Limited Fund has slightly lagged its peer funds and benchmark for the past 5 years but has outperformed its benchmark since inception. The Blue Chip 35 Index Fund has slightly lagged its peer funds and benchmark for the past 5 years but has outperformed its benchmark over the past ten year period as well as since inception. The Balanced Fund has outperformed its peer funds for the past three and five year periods and has outperformed its benchmark index over the past five year period as well as since inception. The Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and Large-Cap Value Fund have each outperformed their respective peer funds and benchmark indexes for the past three year period and since inception each fund has outperformed its benchmark. The independent Directors were satisfied with each Fund’s relative investment performance.

Fees and Expenses.  The independent Directors were satisfied with the reasonableness of the management fees and favorable overall expense levels of each of the Funds, and believed that the fee and expense levels were consistent with the Adviser’s long-standing goal of providing low cost funds. The management fees of the Aggressive Investors 1 Fund, Aggressive Investors 2 Fund and Micro-Cap Limited Fund are performance-based fees that adjust higher or lower in a range in response to investment results. As a result of the performance fees and their long-term investment success, the Aggressive Investors 1 Fund and Aggressive Investors 2 Fund paid higher management fees than fees paid by peers. Overall expenses were slightly higher for Aggressive Investors 1 Fund but slightly lower for Aggressive Investors 2 Fund as compared to peers. Due to the fact that the Micro-Cap Limited Fund is currently in a negative performance fee adjustment, the management fees and overall expenses of the Micro-Cap Limited Fund were significantly lower than the fees paid by peers. The Ultra-Small Company Fund has no performance fee and both the management fee and overall expenses were significantly lower than peers.

The Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and Large-Cap Value Fund also have performance-based fees, but each Fund’s management fees and overall expenses were significantly lower than its peers.

The passively managed Ultra-Small Company Market Fund’s management fee was higher than the average of other passively-managed funds, but the Board recognized that the fee was warranted because the Fund was relatively unique among index funds based on its ultra small focus. In any event, the overall expenses of the Fund were slightly lower than its peers. The Blue Chip 35 Index Fund has no performance fee and both the management fee and overall expenses were significantly lower than peer funds, primarily due to fee waivers by the Adviser. The Balanced Fund has no performance fee and its management fee is lower than peers and overall expenses were significantly lower than peer funds.

In addition, the Board acknowledged that the Adviser agreed to contractual expense limitation agreements for each of the Funds to ensure that overall expense levels do not increase above certain levels, and noted that each Fund’s non-management expense levels were lower or comparable to peer group expenses.

Profitability and Economies of Scale.  The Board reviewed profitability information for the Adviser in the aggregate for each of the past two years as well as profitability information presented by the Adviser at the Meeting comparing the Adviser’s profitability to other investment advisers. The Board noted that, as a business matter, the Adviser was entitled to earn reasonable profits for its services to the Funds.

With regard to economies of scale, the Board noted that the Aggressive Investors 1 and 2 Funds have each reached a size so that they already benefit from a reduced base management fee rate. The Micro-Cap Limited and Ultra-Small Company Funds also had fee breakpoints that had not yet been met. Although the Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and Large-Cap Value Fund do not have fee breakpoints, the Adviser indicated that the Funds were priced low relative to peers and ahead of the economies of scale curve at launch. In particular, these Funds’ management fees were aggressively priced from launch as if they had assets of $1 billion (in the case of the Small-Cap Growth and Small-Cap Value Funds) and $5 billion (in the case of the Large-Cap Growth and Large-Cap Value Funds). However, these

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OTHER INFORMATION (continued)

June 30, 2008 (unaudited)

four Funds had assets that were significantly below the $1 billion and $5 billion levels, as the case may be, at the time of the Meeting. Although the Ultra-Small Company Market Fund does not have fee breakpoints, the Adviser noted that it believes that the Fund does not exhibit significant economies of scale because it involves intensive and time-consuming portfolio and trading management because trades are small and oftentimes less liquid and may take longer to execute. As a result, the Adviser indicated that an increase in assets does not necessarily lead to economies of scale. With regard to both the Blue Chip 35 Index Fund and Balanced Fund, the Adviser noted that although neither Fund has fee breakpoints, each Fund was priced low relative to peers and ahead of the economies of scale curve at launch. In view of asset sizes and fee structure, the Board was satisfied that shareholders were not missing the opportunity to benefit from economies of scale if they were available.

The Directors also reviewed the fees the Adviser charged to other funds and separate accounts and evaluated the differences.

Ancillary Benefits.  In terms of potential ancillary benefits to the Adviser due to its position as manager of the Funds, the Adviser continues to use no soft dollars and its administrative services to the Funds are structured to approximate an at-cost relationship.

Overall, the Directors were pleased to renew the Advisory Agreement with respect to each Fund. The Directors valued access by the Funds to the Adviser’s proprietary quantitative investment management services, excellent investment performance and favorable fee levels and concluded that renewal of the Advisory Agreement was in the best interests of the Funds and their shareholders. They also expressed appreciation for the integrity and level of commitment of the Adviser’s personnel.

144	Annual Report | June 30, 2008

DISCLOSURE OF FUND EXPENSES

June 30, 2008 (unaudited)

As a shareholder of the Fund, you will not incur sales charges (loads) on purchases, on reinvest dividends, or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market and Blue Chip 35 Index Funds under certain circumstances. However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2008 and held until June 30, 2008.

Actual Return.  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical 5% Return.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear In the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table Is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/08	Ending Account Value at 6/30/08	Expense Ratio During Period 1/1/08 - 6/30/08	Expense Paid During Period* 1/1/08 - 6/30/08

Bridgeway Aggressive Investors 1

Actual Fund Return	$1,000.00	$935.30	1.81%	$8.71
Hypothetical Fund Return	$1,000.00	$1016.00	1.81%	$9.07

Bridgeway Aggressive Investors 2

Actual Fund Return	$1,000.00	$948.60	1.16%	$5.62
Hypothetical Fund Return	$1,000.00	$1,019.23	1.16%	$5.82

Bridgeway Ultra Small Company Fund

Actual Fund Return	$1,000.00	$821.60	1.07%	$4.85
Hypothetical Fund Return	$1,000.00	$1,019.68	1.07%	$5.37

Bridgeway Ultra Small Company Market Fund

Actual Fund Return	$1,000.00	$862.20	0.66%	$3.06
Hypothetical Fund Return	$1,000.00	$1,021.72	0.66%	$3.32

Bridgeway Micro-Cap Limited Fund

Actual Fund Return	$1,000.00	$869.30	1.07%	$4.97
Hypothetical Fund Return	$1,000.00	$1,019.68	1.07%	$5.37

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DISCLOSURE OF FUND EXPENSES (continued)

June 30, 2008 (unaudited)

	Beginning Account Value at 1/1/08	Ending Account Value at 6/30/08	Expense Ratio During Period 1/1/08 - 6/30/08	Expense Paid During Period* 1/1/08 - 6/30/08

Bridgeway Small-Cap Growth Fund

Actual Fund Return	$1,000.00	$914.80	0.88%	$4.19
Hypothetical Fund Return	$1,000.00	$1020.62	0.88%	$4.42

Bridgeway Small-Cap Value Fund

Actual Fund Return	$1,000.00	$917.80	0.85%	$4.05
Hypothetical Fund Return	$1,000.00	$1,020.77	0.85%	$4.27

Bridgeway Large-Cap Growth Fund

Actual Fund Return	$1,000.00	$915.90	0.73%	$3.48
Hypothetical Fund Return	$1,000.00	$1021.37	0.73%	$3.67

Bridgeway Large-Cap Value Fund

Actual Fund Return	$1,000.00	$857.80	0.84%	$3.88
Hypothetical Fund Return	$1,000.00	$1,020.82	0.84%	$4.22

Bridgeway Blue Chip 35 Index Fund

Actual Fund Return	$1,000.00	$854.30	0.15%	$0.69
Hypothetical Fund Return	$1,000.00	$1,024.25	0.15%	$0.75

Bridgeway Balanced Fund

Actual Fund Return	$1,000.00	$953.80	0.85%	$4.13
Hypothetical Fund Return	$1,000.00	$1,020.77	0.85%	$4.27

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

146	Annual Report | June 30, 2008

DIRECTORS & OFFICERS

June 30, 2008 (unaudited)

Independent Directors
Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Kirbyjon Caldwell Age 54	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Eleven	Continental Airlines, Inc., American Church Mortgage Company, Reliant Energy, Amegy Bancshares Advisory Board

Karen S. Gerstner Age 53	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., 2004 to present. Attorney and Partner, Davis, Ridout, Jones and Gerstner LLP, 1999 to 2003.	Eleven	None

Miles Douglas Harper, III* Age 45	Director	Term: 1 Year Length: 1994 to Present.	Partner, 10/1998 to present, Gainer, Donnelly, Desroches, LLP.	Eleven	Calvert Social Investment Fund (8 Portfolios) Calvert Social Index Series, Inc. (1 Portfolio) Calvert Impact Fund[2] (4 Portfolios) Calvert World Values Fund (3 Portfolios), Founders Bank, SSB

Evan Harrel Age 47	Director	Term: 1 Year Length: 2006 to Present.	Executive Director, Small Steps Nurturing Center, 8/2004 to present. Senior Portfolio Manager, AIM Capital Management, 1998 to 2003.	Eleven	None

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DIRECTORS & OFFICERS (continued)

June 30, 2008 (unaudited)

“Interested” or Affiliated Directors
Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Michael D. Mulcahy[3] Age 44	President and Director	Term: 1 Year Length: 2003 to Present.	President, Bridgeway Funds, 6/2005 to present. Director, Secretary and Vice President, Bridgeway Capital Management, Inc., 12/2002 to present.	Eleven	None

John N. R. Montgomery[4] Age 52	Vice President and Director	Term: 1 Year Length: 1993 to Present.	Vice President, Bridgeway Funds, 6/2005 to present. President, Bridgeway Funds, 11/1993 - 6/2005. President, Bridgeway Capital Management Inc., 7/1993 to present.	Eleven	None
Officers

Richard P. Cancelmo, Jr. Age 50	Vice President	Term: 1 Year Length: 2004 to Present.	Vice-President, Bridgeway Funds, 11/2004 to present. Staff member, Bridgeway Capital Management, Inc., 2000 to present.		None

Linda G. Giuffré Age 46	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.

Chief Compliance Officer,

Bridgeway Capital Management, Inc., 5/2004 to present. Staff member, Bridgeway Capital Management, Inc., 5/2004 to present. Vice President - Compliance, Capstone Asset Management

Company, 1998 - 2004.

None

Deborah L. Hanna Age 43	Secretary	Term: 1 Year Length: 2/16/2007 to Present.	Self-employed, accounting and related projects for various organizations, 2001 - Present.		None

*	Independent Chairman
[1]	The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.
[2]	The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.
[3]	Michael Mulcahy is a director and officer of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.
[4]	John Montgomery is president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Board and is available, without charge, upon request by calling 1-800-661-3550.

148	Annual Report | June 30, 2008

BRIDGEWAY FUNDS, INC.

Citi Fund Services, LLC

PO Box 182218

Columbus, OH 43218-2218

(713) 661-3500 (800)-661-3550

CUSTODIAN

PFPC Trust Company

8800 Tinicum Blvd., 4th Floor

Philadelphia, PA 19153

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds is also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 or by sending an electronic request to the following email address: publicinfo@sec.gov

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(c) Amendments were made to state that approvals or waivers sought by the Company’s Chief Compliance Officer with respect to the registrant’s code of ethics that applies to its President and Treasurer would be considered by the Company’s Audit Committee and that the Company’s Audit Committee will be responsible for granting waivers to this code of ethics.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Miles Douglas Harper, III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$224,000	$213,000
Audit-Related Fees	54,000	0
Tax Fees	23,000	22,000
All Other Fees	0	0

(e)	(1) Audit Committee Pre-Approval Policies and Procedures: The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment advisor or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)	(2) No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) None

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ Michael D. Mulcahy
Michael D. Mulcahy
President and Principal Executive Officer

Date 8/28/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael D. Mulcahy
Michael D. Mulcahy
President and Principal Executive Officer

Date 8/28/08

By (Signature and Title)*	/s/ Linda Giuffre
Linda Giuffre
Treasurer and Principal Financial Officer

Date 8/28/08